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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☐
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

ASSOCIATED BANC-CORP

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

      Payment of Filing Fee (Check the appropriate box):

☐ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1) Title of each class of securities to which transaction applies:

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☐ Fee paid previously with preliminary materials.

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:

2) Form, Schedule or Registration Statement No.:

3) Filing Party:

4) Date Filed:

SEC 1913 (02-02)	Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

NOTICE OF 2005 ANNUAL MEETING OF SHAREHOLDERS
PROXY STATEMENT
2004 FORM 10-K ANNUAL REPORT

March 16, 2005
To Our Shareholders:
You are cordially invited to attend the Annual Meeting of Shareholders of Associated Banc-Corp scheduled for 11:00 a.m. (CST) on Wednesday, April 27, 2005, at Lambeau Field, 1265 Lombardi Avenue, Green Bay, Wisconsin.
The matters expected to be acted upon at the meeting are described in detail in the attached Notice of Annual Meeting and Proxy Statement.
Your Board of Directors and management look forward to personally greeting those shareholders who are able to attend.
Please be sure to sign and return the enclosed proxy card whether or not you plan to attend the meeting so that your shares will be voted. In the alternative, you may vote your shares via the Internet. Instructions are included with the proxy card. If you attend the Annual Meeting, you may vote in person if you wish, even if you previously have returned your proxy card or voted on the Internet. The Board of Directors joins me in hoping that you will attend.
For your convenience, we are providing space on the proxy card for any questions or comments you may have that you wish to have addressed either personally or at the Annual Meeting. We always appreciate your input and interest in Associated Banc-Corp. If you prefer, you may e-mail comments or questions to shareholders@associatedbank.com.
Sincerely,
Robert C. Gallagher
Chairman of the Board
Paul S. Beideman
President and CEO

1200 Hansen Road
Green Bay, Wisconsin 54304

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
April 27, 2005
Holders of Common Stock of Associated Banc-Corp:
The Annual Meeting of Shareholders of Associated Banc-Corp will be held at Lambeau Field, 1265 Lombardi Avenue, Green Bay, Wisconsin, on Wednesday, April  27, 2005, at 11:00 a.m. (CST) for the purpose of considering and voting on:

1.	The election of four directors into Class A, one director into Class B, and one director into Class C. The Board of Directors’ nominees are named in the accompanying Proxy Statement.

2.	The ratification of the selection of KPMG LLP as the independent registered public accounting firm for Associated Banc-Corp for the year ending December 31, 2005.

3.	The approval of amendments to the Associated Banc-Corp Amended and Restated Long-Term Incentive Stock Plan.

4.	The approval of amendments to the Associated Banc-Corp 2003 Long-Term Incentive Plan.

5.	The shareholder proposal to eliminate the classified board of directors.

6.	Such other business as may properly come before the meeting and all adjournments thereof.
The Board of Directors has fixed February 25, 2005, as the record date for determining the shareholders of Associated Banc-Corp entitled to notice of and to vote at the meeting, and only holders of Common Stock of Associated Banc-Corp of record at the close of business on such date will be entitled to notice of and to vote at such meeting and all adjournments.
Brian R. Bodager
Chief Administrative Officer
General Counsel & Corporate Secretary
Green Bay, Wisconsin
March 16, 2005
YOUR VOTE IS IMPORTANT
YOU ARE URGED TO DATE, SIGN, AND PROMPTLY RETURN YOUR PROXY SO THAT YOUR SHARES MAY BE VOTED IN ACCORDANCE WITH YOUR WISHES AND IN ORDER THAT THE PRESENCE OF A QUORUM MAY BE ASSURED. THE PROMPT RETURN OF YOUR SIGNED PROXY, REGARDLESS OF THE NUMBER OF SHARES YOU HOLD, WILL AID ASSOCIATED BANC-CORP IN REDUCING THE EXPENSE OF ADDITIONAL PROXY SOLICITATION. THE GIVING OF SUCH PROXY DOES NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IN THE EVENT YOU ATTEND THE MEETING.

i

Summary of Awards Available Under the Stock Plan	29
Other Provisions of the Stock Plan	32
Federal Income Tax Consequences	32
Vote Required For Approval	33
Board Recommendation	33
PROPOSAL 4 — AMENDMENT TO THE ASSOCIATED BANC-CORP 2003 LONG-TERM INCENTIVE PLAN	34
The Proposed Amendment	34
Purpose and Effect of the Proposed Amendment	34
Awards Granted	34
General Description of the 2003 Plan	34
Summary of Awards Available Under the 2003 Plan	35
Other Provisions of the 2003 Plan	38
Federal Income Tax Consequences	39
Vote Required For Approval	40
Board Recommendation	40
PROPOSAL 5 — SHAREHOLDER PROPOSAL
Elimination of Classified Board of Directors	40
The Proponent’s Supporting Statement	40
Board Response	41
Recommendation of the Board of Directors	42
OTHER MATTERS THAT MAY COME BEFORE THE MEETING	42
SHAREHOLDER PROPOSALS	42
Appendix A — Associated Banc-Corp Amended and Restated Long-Term Incentive Stock Plan	43
Appendix B — Associated Banc-Corp 2003 Long-Term Incentive Plan	54
Appendix C — Awards Granted Under the Associated Banc-Corp Amended and Restated Long-Term Incentive Stock Plan and the Associated Banc-Corp 2003 Long-Term Incentive Plan	68

ii

1200 Hansen Road
Green Bay, Wisconsin 54304

PROXY STATEMENT
ANNUAL MEETING — APRIL 27, 2005
Information Regarding Proxies
This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Associated Banc-Corp, hereinafter called “Associated,” to be voted at the Annual Meeting of Shareholders on Wednesday, April 27, 2005, and at any and all adjournments thereof.
Solicitation of proxies by mail is expected to commence on March 16, 2005, and the cost thereof will be borne by Associated. In addition to such solicitation by mail, some of the directors, officers, and regular employees of Associated may, without extra compensation, solicit proxies by telephone or personal interview. Arrangements will be made with brokerage houses, custodians, nominees, and other fiduciaries to send proxy materials to their principals, and they will be reimbursed by Associated for postage and clerical expenses.
Votes cast by proxy or in person at the Annual Meeting will be tabulated by three judges of election who are members of the Board and who will determine whether or not a quorum is present. The presence, in person or by proxy, of the majority of the outstanding shares entitled to vote at the Annual Meeting is required to constitute a quorum for the transaction of business at the Annual Meeting. The judges of election will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum but as unvoted for purposes of determining the approval of any matter submitted to shareholders for a vote. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter but will be considered as present and entitled to vote for purposes of determining the presence of a quorum for the meeting.
Shareholders are urged to sign, date, and return the enclosed proxy card as promptly as possible in the envelope enclosed for that purpose. Shareholders of record can also give proxies using the Internet. The Internet voting procedures are designed to authenticate Associated’s shareholders’ identities, to allow Associated’s shareholders to give their voting instructions, and to confirm that Associated’s shareholders’ instructions have been recorded properly. Shareholders who wish to vote over the Internet should be aware that there might be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies.
Any Associated shareholder of record desiring to vote over the Internet will be required to enter the unique control number imprinted on such holder’s Associated proxy card and, therefore, should have their Associated proxy card in hand when initiating the session. To vote over the Internet, log on to the website www.proxyvote.com, and follow the simple instructions provided. Instructions are also included on the proxy card.
Proxies may be revoked at any time prior to the exercise thereof by filing with the Corporate Secretary of Associated a written revocation or a duly executed proxy bearing a later date. Such proxies may not be revoked via the Internet.

Shares as to which proxies have been executed will be voted as specified in the proxies. If no specification is made, the shares will be voted “FOR” the election of the Board’s nominees as directors, “FOR” the ratification of selection of KPMG LLP as independent registered public accounting firm, “FOR” the amendment of the Associated Banc-Corp Amended and Restated Long-Term Incentive Stock Plan, and “FOR” the amendment to the Associated Banc-Corp 2003 Long-Term Incentive Plan. If no specification is made, the shares will be voted “AGAINST” the shareholder proposal to eliminate the classified board of directors.
The Corporate Secretary of Associated is Brian R. Bodager, 1200 Hansen Road, Green Bay, Wisconsin 54304.
Record Date and Voting Securities
The Board has fixed the close of business on February 25, 2005, as the record date (the “Record Date”) for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting. The securities of Associated entitled to be voted at the meeting consist of shares of its common stock, $0.01 par value (“Common Stock”), of which 129,662,948 shares were issued and outstanding at the close of business on the Record Date. Only shareholders of record at the close of business on the Record Date will be entitled to receive notice of and to vote at the meeting.
Each share of Common Stock is entitled to one vote on all matters. No other class of securities will be entitled to vote at the meeting. There are no cumulative voting rights.
Corporate Report and Form 10-K Annual Report
The 2004 Corporate Report of Associated, which includes historical consolidated balance sheets, statements of income, and per share and selected financial data for the years ended December 31, 1999 through 2004, and the 2004 Form 10-K Annual Report have been mailed concurrently with this Proxy Statement to shareholders of record. The 2004 Corporate Report and the 2004 Form 10-K Annual Report do not constitute a part of the proxy material.
PROPOSAL 1
ELECTION OF DIRECTORS
The Board has the responsibility for establishing broad corporate policies and for the overall performance of Associated, although it is not involved in day-to-day operating details. Members of the Board are kept informed of Associated’s business by various reports and documents sent to them on a regular basis, including operating and financial reports made at Board and committee meetings by officers of Associated.
Pursuant to the Articles of Incorporation of Associated, the Board is classified into three classes, as nearly equal in size as possible, with each class of directors serving staggered three-year terms, designated as Class A, Class B, and Class C. Three directors in Class A, Ms. Ruth M. Crowley and Messrs. William R. Hutchinson and John C. Seramur, all of whom are members of the current Board, are nominated for election at the Annual Meeting to serve for a three-year term to expire in April 2008. Mr. Richard T. Lommen, a director who has served since his appointment to fill a board vacancy in October 2004, has been nominated for election at the Annual Meeting to serve as a Class A director for a three-year term to expire in April 2008. Ms. Karen T. Beckwith, a director who has served since her appointment to fill a board vacancy in April 2004, has been nominated for election at the Annual Meeting to serve as a Class B director for a one-year term. Mr. Jack C. Rusch, a director who has served since his appointment to fill a board vacancy in October 2004, has been nominated for election at the Annual Meeting to serve as a Class C director for a two-year term to expire in April 2007. Unless otherwise directed, all proxies will be voted FOR the election of each of the individuals nominated to serve as a Class A, Class B, or Class C director. The four nominees in Class A, the one nominee in Class B, and the one nominee in Class C receiving the largest number of affirmative votes cast at the Annual Meeting will be elected as directors.
The nominees have consented to serve, if elected, and as of the date of this Proxy Statement, Associated has no reason to believe that any of the nominees will be unable to serve. Correspondence may be directed to nominees at Associated’s executive offices. Unless otherwise directed, the persons named as proxies intend to vote in favor of the election of the nominees.
The information presented below as to principal occupation and shares of Common Stock beneficially owned as of February 28, 2005, is based in part on information received from the respective persons and in part from the records of Associated.
NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS
Class A Directors, Terms Expiring April 2008
Ruth M. Crowley has been a director of Associated since February 2004. She is Vice President, General Merchandise, of Harley-Davidson, Inc., a major US maker of motorcycles, a position she has held since 2000. From 1998 to 2000, she was Senior Vice President — Retail and Recreation Group, for Universal Studios in California, and has held management positions in many sectors of the retail industry since 1985. Age: 45.
William R. Hutchinson has been a director of Associated since April 1994. He is President of W. R. Hutchinson & Associates, Inc., an energy industry consulting company, since April 2001. Previously, he was Group Vice President, Mergers & Acquisitions, of BP Amoco p.l.c. from January 1999 to April 2001 and has held the positions of Vice President, Financial Operations, Treasurer, Controller, and Vice President-Mergers, Acquisitions & Negotiations of Amoco Corporation, Chicago, Illinois, from 1981 through January 1999. He has been a director of Associated Bank Chicago, a wholly owned subsidiary of Associated, since 1981. Mr. Hutchinson also serves as an independent director of 45 open- and closed-end funds in the Citigroup, Inc. Fund Complex. Age: 62.
Richard T. Lommen has been a director of Associated since October 2004. He has been President of Courtesy Corporation, a McDonald’s franchisee, located in La Crosse, Wisconsin, since 1968. Mr. Lommen served as Vice Chairman of the Board of First Federal Capital Corp, which was acquired by Associated in October 2004, since April 2002. Age: 60.
John C. Seramur has been a director and Vice Chairman of Associated since October 1997. He is presently retired. He was President, Chief Executive Officer, and Chief Operating Officer of First Financial Corporation, a thrift holding company that merged with Associated in 1997, and its subsidiary, First Financial Bank, from 1966 to 1998. Mr. Seramur also serves as a director of Vita Food Products, Inc. Age: 62.
Class B Director, Term Expiring April 2006
Karen T. Beckwith has been a director of Associated since April 2004. She is president and CEO of Gelco Information Network, a privately held provider of transaction and information processing systems to corporations and government agencies, based in Eden Prairie, Minnesota. She joined Gelco in 1999 as the chief financial officer of Gelco Information Network; she then served as chief operating officer of the company’s Trade Management Group, a division of Gelco Information Network, and was named its president and CEO in 2001. In January 2003, she was named president and CEO of Gelco Information Network. Before joining Gelco, she was with Ceridian Corp. for four years, most recently as senior vice president for business development and integration with Ceridian Employer Services. She also served as corporate controller for Deluxe Corp., and as an auditor for the accounting firm of Deloitte, Haskins and Sells in Minneapolis. She serves on the board of directors of CNS, Inc., the makers of Breathe Right Nasal Strips and other health-related products, and on the board of H-G Holdings Inc., the parent company of Gelco. Age: 45.
Class C Director, Term Expiring April 2007
Jack C. Rusch has been a director of Associated since October 2004. He is presently a consultant to Associated. He has served as President, Chief Executive Officer, and a director of First Federal Capital Corp and First Federal Capital Bank from January 2001 until it was acquired by Associated in October 2004. He also served as President, Chief Operating Officer, and a director of First Federal Capital Corp and First Federal Capital Bank from August 2000 to January 2001; Executive Vice President, Treasurer, and Chief Financial Officer of First Federal Capital Corp and First Federal Capital Bank from March 1992 until August 2000; Senior Vice President, Treasurer, and Chief Financial Officer of First Federal Capital Corp and First Federal Capital Bank from June 1989 until March 1992; Senior Vice President of First Federal Savings Bank of La Crosse from 1986 until June 1989; and, prior thereto, Vice President-Finance of First Federal Savings Bank of La Crosse. Age 58.
RECOMMENDATION OF THE BOARD OF DIRECTORS
The Board recommends that shareholders vote FOR the election of Mmes. Beckwith and Crowley and Messrs. Hutchinson, Lommen, Rusch, and Seramur to the Board of Directors.
AFFIRMATIVE DETERMINATIONS REGARDING
DIRECTOR INDEPENDENCE
Associated’s Board has considered the independence of the nominees for election at the Annual Meeting and the continuing directors under the corporate governance rules of the Nasdaq National Market (“Nasdaq”). The Board has determined that all of the nominees and continuing directors are independent under the Nasdaq corporate governance rules, except for Mr. Gallagher, Chairman of the Board and former President and Chief Executive Officer of Associated; Mr. Beideman, Chief Executive Officer and President of Associated; and Mr. Rusch, former President and Chief Executive Officer of First Federal Capital Corp, a company acquired by Associated in October 2004. Messrs. Gallagher, Beideman, and Rusch are not independent because of their service as executive officers of Associated or a predecessor corporation, and not due to any other transactions or relationships.
DIRECTORS CONTINUING IN OFFICE
Class B Directors, Terms Expiring April 2006
Harry B. Conlon has been a director of Associated since 1975. He is presently retired. He served as non-executive Chairman of the Board of Associated from April 2000 to January 2003. He served as Chairman of the Board and Chief Executive Officer of Associated from 1998 to 2000. He was Chairman of the Board, President, and Chief Executive Officer of Associated from 1987 to 1998 and was President and Chief Executive Officer and a director from 1975 to 1987. Age: 69.
Ronald R. Harder has been a director of Associated since July 1991. He has been the President and Chief Executive Officer of Jewelers Mutual Insurance Company, Neenah, Wisconsin, since 1982 and has been an officer since 1973. Jewelers Mutual Insurance Company is a mutual insurance company providing insurance coverage nationwide for jewelers in retail, wholesale, and manufacturing, as well as personal jewelry insurance coverage for individuals. Age: 61.

J. Douglas Quick has been a director of Associated since July 1991. He has been President and Chief Executive Officer of Lakeside Foods, Inc., Manitowoc, Wisconsin, since 1986. Lakeside Foods, Inc. is a food processor of a diverse line of food products sold throughout the United States and the world. Age: 58.
Class C Directors, Terms Expiring in April 2007
Paul S. Beideman has been Chief Executive Officer and President of Associated since April 2003. He has served on the Board since July 2003. From 1989 to 2003, he served in various management positions with Mellon Financial Corporation, and in particular, from 1999 to 2003, he was chairman of their Mid-Atlantic Region, and from 1994 to 2002, he was the Executive Vice President, Retail Financial Services. He has been President and a director of Associated Bank, National Association, an affiliate of Associated, since July 2003. Age: 55.
Robert C. Gallagher has been a director of Associated since January 1982. He has served as non-executive Chairman of the Board of Associated since April 2003 and he served as Chairman, President, and Chief Executive Officer of Associated from January 2003 to April 2003. He served as President and Chief Executive Officer of Associated from April 2000 to January 2003, as President and Chief Operating Officer of Associated from October 1998 to April 2000, as Vice Chairman of Associated from July 1996 to April 1999, and as Executive Vice President from January 1982 to April 1999. Mr. Gallagher also serves as a director of WPS Resources Corporation. Age: 66.
John C. Meng has been a director of Associated since January 1991. He has served as Chairman of the Board of Schreiber Foods, Inc., Green Bay, Wisconsin, since October 1999. Schreiber Foods, Inc. markets cheese products to the food service industry and national retailers. He has served as a director of Schreiber Foods, Inc. since 1978 and as an officer since 1974, including Chairman, President, and Chief Executive Officer from May 1999 to October 1999, President and Chief Executive Officer from December 1989 to May 1999, and President and Chief Operating Officer from 1985 to 1989. Mr. Meng also serves as a director of WPS Resources Corporation. Age: 60.
INFORMATION ABOUT THE BOARD OF DIRECTORS
Board Committees and Meeting Attendance
The Board held five meetings during 2004. All of the directors attended at least 75% of the total number of meetings of the Board and its committees of which they were members. The Board convened an executive session of its independent directors at three of its regular board meetings held in 2004. The Board has adopted Corporate Governance Guidelines, including a Code of Ethics for Directors & Executive Officers, which can be found on Associated’s website at www.associated bank.com/ About Associated/ Investor Relations/ EthicsandCorporate Governance Information. Associated’s executive officers, as employees of Associated, are also subject to the Associate Code of Conduct.
The Audit Committee of the Board of Directors (the “Audit Committee”), composed of Mmes. Beckwith and Crowley and Messrs. Harder (Chairman) and Hutchinson, all of whom are outside directors who meet the independence requirements set forth in the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Nasdaq corporate governance rules, held eight meetings during 2004. The Audit Committee reviews the adequacy of internal accounting controls, reviews with the independent registered public accounting firm their plan and results of the audit engagement, reviews the scope and results of procedures for internal auditing, reviews and approves the general nature of audit services by the independent registered public accounting firm, and reviews quarterly and annual financial statements issued by Associated. The Audit Committee has the sole authority to appoint or replace the independent registered public accounting firm, subject to ratification by the shareholders at the Annual Meeting. Both the internal auditors and the independent registered public accounting firm meet periodically with the Audit Committee and have free access to the Audit Committee at any time. The Charter of the Audit Committee can be found on Associated’s website at www.associatedbank.com/ About Associated/ InvestorRelations/ EthicsandCorporateGovernanceInformation.
The Administrative Committee of the Board of Directors (the “Administrative Committee”), composed of Messrs. Meng, Quick (Chairman), and Seramur, all of whom are outside directors who meet the independence requirements set forth in Nasdaq corporate governance rules, held four meetings in 2004. The Administrative Committee’s functions during 2004 included, among other duties directed by the Board, corporate governance oversight, administration of Associated’s executive compensation and employee benefit programs, and review and recommendation for Board approval the Board and committee charters and the Code of Ethics for Directors and Executive Officers. The Code of Ethics for Directors and Executive Officers and the Charter of the Administrative Committee can be found on Associated’s website at www.associatedbank.com/ AboutAssociated/ InvestorRelations/ EthicsandCorporateGovernanceInformation.
The Nominating and Search Committee is formed from time to time when needed to review the structure and composition of the Board, consider qualification requisites for continued Board service, and recruit new directors. The Nominating and Search Committee held no meetings in 2004. The Nominating and Search Committee Charter can be found on Associated’s website at www.associatedbank.com/ About Associated/ Investor Relations/ Ethicsand Corporate Governance Information.
The Corporate Development Committee, composed of Messrs. Beideman, Conlon, Gallagher (Chairman), Hutchinson, Meng, and Seramur, four of whom (Messrs. Conlon, Hutchinson, Meng, and Seramur) are outside directors who meet the independence requirements set forth in Nasdaq corporate governance rules, held two meetings in 2004. The Corporate Development Committee’s functions during 2004 included, among other duties directed by the Board, the review and recommendation to the Board proposals for acquisition or expansion activities. The charter of the Corporate Development Committee can be found on Associated’s website at www.associatedbank.com/ About Associated/ Investor Relations/ EthicsandCorporate Governance Information.
It is Associated’s policy that all of Associated’s directors and nominees for election as directors at the Annual Meeting attend the Annual Meeting except in cases of extraordinary circumstances. All of the nominees for election at the 2004 Annual Meeting of Shareholders and all of the other directors attended the 2004 Annual Meeting of Shareholders, and Associated expects all nominees and directors to attend the 2005 Annual Meeting of Shareholders.
Director Nominee Recommendations
The Nominating and Search Committee will consider any nominee recommended by a shareholder in accordance with this section under the same criteria as any other potential nominee. The Nominating and Search Committee believes that a nominee recommended for a position on the Board must have an appropriate mix of director characteristics, experience, diverse perspectives, and skills. Qualifications for nomination as a director can be found in the Nominating and Search Committee Charter. At a minimum, the core competencies should include accounting or finance experience, market familiarity, business or management experience, industry knowledge, customer-base experience or perspective, crisis response, leadership, and/or strategic planning.
A shareholder who wishes to recommend a person or persons for consideration as a nominee for election to the Board must send a written notice by mail, c/o Corporate Secretary, Associated Banc-Corp, 1200 Hansen Road, Green Bay, Wisconsin 54304 that sets forth (i) the name, address (business and residence), date of birth, and principal occupation or employment (present and for the past five years) of each person whom the shareholder proposes to be considered as a nominee;

(ii) the number of shares of Common Stock beneficially owned (as defined by Section 13(d) of the Exchange Act) by each such proposed nominee; (iii) any other information regarding such proposed nominee that would be required to be disclosed in a definitive proxy statement to shareholders prepared in connection with an election of directors pursuant to Section 14(a) of the Securities Exchange Act of 1934; and (iv) the name and address (business and residential) of the shareholder making the recommendation and the number of shares of Common Stock beneficially owned (as defined by Section 13(d) of the Securities Exchange Act of 1934) by the shareholder making the recommendation. Associated may require any proposed nominee to furnish additional information as may be reasonably required to determine the qualifications of such proposed nominee to serve as a director of Associated.
Communications between Shareholders and the Board of Directors
Associated’s Board provides a process for shareholders to send communications to the Board or any of the directors. Shareholders may send written communications to the Board or any one or more of the individual directors by mail, c/o Corporate Secretary, Associated Banc-Corp, 1200 Hansen Road, Green Bay, Wisconsin 54304, or by e-mail to shareholders@associatedbank.com. All communications will be compiled by Associated’s Corporate Secretary and submitted to the Board or the individual directors on a regular basis unless such communications are considered, in the reasonable judgment of the Corporate Secretary, to be improper for submission to the intended recipient(s). Examples of shareholder communications that would be considered improper for submission include, without limitation, customer complaints, solicitations, communications that do not relate directly or indirectly to Associated or Associated’s business, or communications that relate to improper or irrelevant topics.
Director Compensation
Associated compensates each non-employee director for services by payment of an annual retainer and meeting fees. Each director also receives reimbursement of out-of-pocket expenses related to attending Board and committee meetings. For the year ended December 31, 2004, the annual retainer was $20,000 and the meeting fee was $1,200 for each Board meeting attended. The directors received $1,000 for each committee meeting attended, with an additional annual retainer of $5,000 to the Committee chairman. The Chairman of the Board received an additional $100,000 retainer. Directors who are employees of Associated or its affiliates do not receive separate compensation for their services as directors. Additionally, each non-employee director received a contribution of $25,000 in Common Stock to the Associated Banc-Corp Director’s Deferred Compensation Plan in 2004.
In January 2005, the Board approved the 2005 Board fees. Beginning in January 2005, the annual retainer remains at $20,000, and the meeting fee will be $1,500 for each board meeting attended. The directors will continue to receive $1,000 for each committee meeting attended, with an additional annual retainer of $5,000 to the Committee chairman. The Chairman of the Board will continue to receive an additional $100,000 retainer. The common stock contribution to the Associated Banc-Corp Director’s Deferred Compensation plan will be $35,000 for 2005. See “Compensation Agreements” and “Certain Relationships and Related Transactions.”
Mr. Lommen provided services as a director to First Federal Capital Corp and First Federal Capital Bank during 2004 prior to their acquisition by Associated in October of 2004. Mr. Lommen received a total of $15,000 in retainer and meeting fees from both entities. Mr. Rusch did not receive separate compensation from First Federal Capital Corp for his services as a director during 2004.

INFORMATION ABOUT THE EXECUTIVE OFFICERS
The following is a list of names and ages of executive officers of Associated indicating all positions and offices held by each such person and each such person’s principal occupation(s) or employment during the past five years. Officers are appointed annually by the Board of Directors at the meeting of directors immediately following the annual meeting of shareholders. There are no family relationships among these officers nor any arrangement or understanding between any officer and any other person pursuant to which the officer was selected. No person other than those listed below has been chosen to become an executive officer of Associated.
Paul S. Beideman is the President & Chief Executive Officer of Associated. He also serves as the Chairman and President of Associated Bank, National Association (a subsidiary of Associated). From 1999 to April 2003, he served as chairman of Mellon Financial Corporation’s Mid-Atlantic Region and from 1994 to 2002 also served as their Executive Vice President, Retail Financial Services. He was first elected an officer of Associated on April 23, 2003. Age: 55.
Brian R. Bodager is the Executive Vice President, Chief Administrative Officer, General Counsel, and Corporate Secretary of Associated. He also serves as a director of Associated Bank, National Association; director of Associated Bank Minnesota, National Association; and Executive Vice President, Secretary, and director of Associated Trust Company, National Association (subsidiaries of Associated). He is also a director of Associated Financial Group, LLC (a subsidiary of Associated Bank, National Association). He was first elected an officer of Associated on July 22, 1992. Age: 49.
John P. Evans serves Associated as Executive Vice President, Business Banking. From April 2004 to December 2004, he was Senior Vice President, Business Banking of Associated and Regional President of Associated Bank, National Association (a subsidiary of Associated), and from August 1993 to April 2004, he was Regional President of the North Region of Associated Bank, National Association. He currently serves as a director of Associated Bank, National Association. He was first elected an officer of Associated on April 28, 2004. Age: 55.
Daniel C. Fischer is the Executive Vice President, Regional Banking of Associated. He serves as a director of Associated Bank, National Association, Associated Bank Minnesota, National Association, and Associated Mortgage, Inc. (a subsidiary of Associated Bank, National Association). From May 1997 to April 2004, he was the Senior Vice President, Retail Administration, of an Ohio-based bank. He was first elected an officer of Associated on October 27, 2004. Age: 44.
Gordon C. King is the Executive Vice President, Chief Credit Officer of Associated. From 1996 to October 2001, he was the Senior Vice President and Credit Administration Manager of Associated Bank Milwaukee (a former subsidiary of Associated). He is a director of Associated Bank, National Association. He was first elected an officer of Associated on January 22, 2003. Age: 43.
Mark J. McMullen serves as Associated’s Executive Vice President; Director, Wealth Management. He is also a director of Associated Bank, National Association; Chairman and Chief Executive Officer of Associated Trust Company, National Association; and Chairman of the Board of Associated Financial Group, LLC. He was first elected an officer of Associated on June 2, 1981. Age: 56.
Donald E. Peters is the Executive Vice President; Director, Systems and Operations, of Associated. He also holds positions as a director of Associated Bank, National Association; director of Associated Bank Minnesota, National Association; director of Associated Trust Company, National Association; and Chairman of the Board of Associated Mortgage, Inc. He was first elected an officer of Associated on October 27, 1997. Age: 55.
Teresa A. Rosengarten is the Executive Vice President, Consumer Banking, of Associated. From October 2000 to September 2003, she was the Treasurer of Associated. From March 1994 to August 2000, she was the Treasurer of a Tennessee-based bank holding company. She serves as a director of

Associated Bank, National Association, and Associated Mortgage, Inc. She was first elected an officer of Associated on October 25, 2000. Age: 44.
Joseph B. Selner serves Associated as Executive Vice President, Chief Financial Officer. He also holds positions as a director of Associated Bank, National Association, a director of Associated Bank Minnesota, National Association, and as a director of Associated Trust Company, National. He was first elected an officer of Associated on January 25, 1978. Age: 58.
Gordon J. Weber is the Executive Vice President, Corporate Banking, of Associated. He also is a director of Associated Bank Chicago, Associated Bank, National Association, and Associated Trust Company, National Association. Prior to April 2001, he was the President, Chief Executive Officer, and a director of Associated Bank Milwaukee (a former subsidiary of Associated). He was first elected an officer of Associated on January 1, 1973. Age: 57.
Robert J. Johnson serves as Senior Vice President; Director, Corporate Human Resources, of Associated. He is also a director of Associated Bank, National Association, and Associated Financial Group, LLC. He was first elected an officer of Associated on January 22, 1997. Age: 59.
Arthur E. Olsen, III is the Senior Vice President; General Auditor of Associated. He was first elected an officer of Associated on July 28, 1993. Age: 53.
STOCK OWNERSHIP
Security Ownership of Beneficial Owners
As of February 28, 2005, Associated Trust Company, National Association, a wholly owned subsidiary of Associated, was, in a fiduciary capacity, the beneficial owner of 8,705,873 shares of Common Stock, constituting 6.72% of Associated’s outstanding shares entitled to vote. Such ownership is in the capacity of fiduciary with voting and/or investment power. As a result, Associated may be deemed to indirectly beneficially own such shares. No other person is known to Associated to own beneficially more than 5% of the outstanding shares entitled to vote. The information set forth below is reflective of the foregoing.

	Amount and Nature of	Percent
Name and Address	Beneficial Ownership(1)(2)(3)	Of Class

Associated Trust Company, N.A.
401 East Kilbourn Avenue	8,705,873	6.72%
Milwaukee, Wisconsin 53202

(1)	Shares are deemed to be “beneficially owned” by a person if such person, directly or indirectly, has or shares (i) the voting power thereof, including the power to vote or to direct the voting of such shares, or (ii) the investment power with respect thereto, including the power to dispose or direct the disposition of such shares. In addition, a person is deemed to beneficially own any shares of which such person has the right to acquire beneficial ownership within 60 days.

(2)	In its capacity as fiduciary, Associated Trust Company, National Association, exercises voting power where authority has been granted. In other instances, Associated Trust Company, National Association, solicits voting preferences from the beneficiaries. In the event responses are not received as to voting preferences, the shares will not be voted in favor of or against the proposals.

(3)	In the capacity of fiduciary, included are 7,263,065 shares with sole voting power; 86,834 shares with shared voting power; 8,077,932 shares with sole investment power; and 490,651 shares with shared investment power.

Security Ownership of Management
Listed below is information as of February 28, 2005, concerning beneficial ownership of Common Stock for each director and Named Executive Officer (defined below) and by directors and executive officers as a group.

	Amount and Nature of	Shares Issuable Within
Name of Beneficial Owner	Beneficial Ownership(1)	60 Days(2)	Percent of Class

Directors
Karen T. Beckwith	0	0	*
Paul S. Beideman	293,598	162,000	*
Harry B. Conlon	570,264	276,240	*
Ruth M. Crowley	842	0	*
Robert C. Gallagher	813,953	388,541	*
Ronald R. Harder	18,498	5,444	*
William R. Hutchinson	31,302	6,022	*
Richard T. Lommen	131,538	16,764	*
John C. Meng	65,470	11,466	*
J. Douglas Quick	53,836	11,466	*
Jack C. Rusch	176,155	0	*
John C. Seramur	595,831	11,466	*
Named Executive Officers
Mark J. McMullen	387,041	270,821	*
Donald E. Peters	416,802	147,493	*
Joseph B. Selner	405,281	296,181	*
Gordon J. Weber	452,029	290,448	*
All Directors and Executive Officers as a group (23 persons)	5,087,876	2,514,396	3.92%

*	Denotes percentage is less than 1%.

(1)	Amount of beneficial ownership includes shares issuable within 60 days upon exercise of stock options owned for each of the listed beneficial owners.

(2)	Shares subject to options exercisable within 60 days of March 16, 2005.
All shares reported above are owned with voting and investment power in those persons whose names are listed above or by their spouses. Some shares may be owned in joint tenancy, by a spouse, or in the names of minor children.

EXECUTIVE COMPENSATION
The following table sets forth information concerning all cash compensation paid or accrued for services rendered in all capacities to Associated and affiliates for the fiscal years ended December 31, 2004, 2003, and 2002, of the persons who served as Chief Executive Officer of Associated and the other four (4) most highly compensated executive officers of Associated during the fiscal year ended December 31, 2004 (the “Named Executive Officers”).
Summary Compensation Table

						Long-Term Compensation
						Awards
		Annual Compensation(1)
							Securities
					Other Annual	Restricted	Underlying	All Other
					Compensation	Stock	Options/SARs	Compensation
Name and Principal Position	Year	Salary($)	Bonus($)		($)(2)	Awards($)	(#)(3)	($)(4)

Paul S. Beideman	2004	683,077	628,000		320,000	0	112,500	54,571	(5)
President & CEO	2003	380,769	420,000	(6)	357,104	1,743,500 (6)	75,000	576
Gordon J. Weber	2004	375,519	172,500		270,000		45,000	49,265	(7)
Director, Corporate	2003	344,231	172,500				45,000	56,441
Banking	2002	325,000	175,500				49,499	39,165
Mark J. McMullen	2004	312,754	155,000		234,000		37,500	36,828	(8)
Director, Wealth	2003	289,231	145,000				37,500	44,969
Management	2002	270,000	86,265				41,249	31,810
Donald E. Peters	2004	314,204	141,000		243,000		37,500	38,450	(9)
Director, Systems &	2003	289,615	120,000				37,500	47,652
Operations	2002	279,999	117,600				41,249	34,216
Joseph B. Selner	2004	290,800	190,000		198,000		37,500	33,980	(10)
Chief Financial Officer	2003	259,038	140,000				37,500	40,992
	2002	235,000	112,800				41,249	26,127

(1)	Includes amounts earned and payable during the fiscal year whether or not receipt of such amounts was deferred at the election of the Named Executive Officer. All Named Executive Officers are eligible to participate in the Associated Deferred Compensation Plan. During 2004, one of the Named Executive Officers, Mr. Beideman, participated in this plan. (See “Compensation Agreements.”)

(2)	Perquisites that are less than $50,000 in the aggregate for any Named Executive Officer are not disclosed in the table in accordance with SEC rules. Perquisites for Mr. Beideman include payment of club dues, auto expenses, and tax reimbursement payments.

(3)	Option grants reflect a 10% stock split effected in the form of a stock dividend in 2002 and a 3-for-2 stock split effected in the form of a stock dividend in 2004.

(4)	Contributions to the Associated Banc-Corp Profit Sharing & Retirement Savings Plan (including the 401(k) Plan) (the “Retirement Plan”) were made to the accounts of the Named Executive Officers. Contributions to the Associated Supplemental Executive Retirement Plan (the “SERP”), which provides retirement benefits to executives selected by the Administrative Committee without regard to the limitations set forth in Section 415 of the Internal Revenue Code of 1986, as amended (the “Code”), were made to the accounts of the Named Executive Officers. Life insurance premiums were paid by Associated for the Named Executive Officers.

(5)	Includes payment of Retirement Plan contribution of $17,383, SERP contribution of $31,212, ESPP contribution of $5,400, and life insurance premiums of $576.

(6)	Mr. Beideman received a performance bonus of $320,000 and a signing bonus of $100,000. See Compensation Agreements — Employment and Retirement Agreements for a description of these benefits. Mr. Beideman received a 30,000 restricted share grant and a 45,000 restricted performance share grant. The value of the award reflected in the table above is based upon the closing price of Associated stock on the date of grant of $23.25 (split adjusted). See “Compensation Agreements — Employment and Retirement Agreements” for a description of vesting and award dates. Fifteen thousand shares of the restricted share grant vested at December 31, 2003, and 15,000 shares of the restricted share grant vested at December 31, 2004. The fair market value of the restricted share grant and the restricted performance share grant as of year-end 2004 was $2,492,250, based on a split-adjusted closing price of $33.23 at December 31, 2004.

(7)	Includes payment of Retirement Plan contribution of $19,000, SERP contribution of $29,689, and life insurance premiums of $576.

(8)	Includes payment of Retirement Plan contribution of $19,000, SERP contribution of $17,252, and life insurance premiums of $576.

(9)	Includes payment of Retirement Plan contribution of $19,000, SERP contribution of $18,874, and life insurance premiums of $576.

(10)	Includes payment of Retirement Plan contribution of $19,000, SERP contribution of $14,201, ESPP contribution of $203, and life insurance premiums of $576.
Stock Option Grants
The table below provides information concerning stock options granted to the Named Executive Officers during 2004.
Option/SAR Grants in Last Fiscal Year

Individual Grants
					Potential Realizable Value
	Number of	% of Total			at Assumed Annual Rates
	Securities	Options/SARs			of Stock Price Appreciation
	Underlying	Granted to	Exercise or		For Option Term
	Options/SARs	Employees in	Base Price	Expiration
Name	Granted(#)(1)	Fiscal Year	($/Sh)	Date	5%($)	10%($)

P. S. Beideman	112,500	8.9%	29.08	1/28/2014	2,057,429	5,213,928
G. J. Weber	45,000	3.6%	29.08	1/28/2014	822,972	2,085,571
M. J. McMullen	37,500	3.0%	29.08	1/28/2014	685,810	1,737,976
D. E. Peters	37,500	3.0%	29.08	1/28/2014	685,810	1,737,976
J. B. Selner	37,500	3.0%	29.08	1/28/2014	685,810	1,737,976

(1)	Options vest in equal amounts over three years and expire on the ten-year anniversary of the date of the grant.

Option Exercises and Fiscal Year-End Holdings
The following table provides information concerning the stock option exercises in 2004 and the unexercised stock options held by each Named Executive Officer as of December 31, 2004.
Aggregated Option/SAR Exercises in Last Fiscal Year and
Fiscal Year-End Option/SAR Values(1)

			Number of Securities
			Underlying Unexercised		Value of Unexercised
			Options/SARs at		In-the-Money Options/SARs
			FY-End(#)(2)		at FY-End($)(3)
	Shares Acquired	Value
Name	on Exercise(#)	Realized($)(4)	Exercisable	Unexercisable	Exercisable	Unexercisable

P. S. Beideman	—	—	25,500	162,000	$254,490	$960,885
G. J. Weber	18,621	$399,552	226,357	91,033	3,403,155	687,009
M. J. McMullen	34,029	715,797	192,085	75,860	2,814,004	572,498
D. E. Peters	86,566	1,310,936	80,081	75,860	1,074,407	572,498
J. B. Selner	13,612	262,848	217,654	75,860	3,275,087	572,498

(1)	The exercise price for each grant was 100% of the fair market value of the shares on the date of grant. All granted options are exercisable within ten (10) years from the date of grant. Within this period, each option is exercisable from time to time in whole or in part.

(2)	Pursuant to the current provisions of the Amended and Restated Long-Term Incentive Stock Plan (the “Stock Plan”) and the 2003 Long-Term Incentive Plan (the “2003 Plan”), all options and other awards under the Stock Plan shall immediately vest and become exercisable upon the occurrence of a Change in Control of Associated. Such vesting of options shall result in all options and corresponding SARs becoming immediately exercisable and all Performance Shares and other awards being immediately payable. The definition of Change of Control is substantially the same as under the Associated Change of Control Plan. See “Compensation Agreements.”

(3)	Total value of unexercised options is based on the market price of Associated common stock, as reported on The Nasdaq Stock Market on December 31, 2004, of $33.23 per share.

(4)	Market price at date of exercise of options, less option exercise price, times number of shares, equals value realized.

Executive Retirement Plans
The following table sets forth, with respect to the Associated Retirement Account Plan (the “Account Plan”) and the SERP, the estimated annual retirement benefit payable at age 65 as a straight-life annuity, based on specified earnings and service levels and a benefit-indexing rate of 5%:

Average	Annual Benefit After Specified Years in Plan($)(2)
Total Annual
Compensation($)(1)	10	15	20	25	30	35	40	45

400,000	30,190	51,790	79,360	114,560	159,440	216,760	289,920	383,280
450,000	33,960	58,260	89,280	128,880	179,370	243,855	326,160	431,190
500,000	37,730	64,740	99,200	143,200	199,300	270,950	362,400	479,100
550,000	41,510	71,210	109,120	157,520	219,230	298,045	398,640	527,010
600,000	45,280	77,680	119,040	171,840	239,160	325,140	434,880	574,920
650,000	49,050	84,160	128,960	186,160	259,090	352,235	471,120	622,830
700,000	52,830	90,630	138,880	200,480	279,020	379,330	507,360	670,740
750,000	56,600	97,100	148,800	214,800	298,950	406,425	543,600	718,650
800,000	60,370	103,580	158,720	229,120	318,880	433,520	579,840	766,560
850,000	64,150	110,050	168,640	243,440	338,810	460,615	616,080	814,470
900,000	67,920	116,520	178,560	257,760	358,740	487,710	652,320	862,380
950,000	71,690	123,000	188,480	272,080	378,670	514,805	688,560	910,290
1,000,000	75,470	129,470	198,400	286,360	398,630	541,920	724,800	958,200
1,050,000	79,240	135,950	208,320	300,680	418,560	569,020	761,040	1,006,110

(1)	Reflects amounts disclosed as salary and bonus for each of the Named Executive Officers.

(2)	The retirement benefits shown above are not subject to any deductions for social security or other offsetting amounts, and the annual retirement benefits are subject to certain maximum limitations under the Code (such limitation was $205,000 for 2004).
The following table sets forth, with respect to the Account Plan and the SERP for Named Executive Officers, the credited years of service to date and at age 65, as well as their average compensation for two years for Mr. Beideman and for three years for Messrs. Weber, McMullen, Peters, and Selner:

	Credited Years of	Credited Years of	Covered
	Service to Date	Service at Age 65	Compensation

P. S. Beideman	2	11	$1,044,384
G. J. Weber	35	42	521,750
M. J. McMullen	24	32	419,417
D. E. Peters	23	32	420,806
J. B. Selner	32	39	409,213
REPORT OF THE ADMINISTRATIVE COMMITTEE
ON EXECUTIVE COMPENSATION
The Administrative Committee. During fiscal 2004, the members of the Administrative Committee included Messrs. Meng, Quick, and Seramur, with Mr. Quick serving as Chairman. The Administrative Committee supervises Associated’s executive compensation policies and programs. It also administers certain compensation and benefit arrangements as set forth in the “Compensation Agreements” section of this Proxy Statement. It establishes the base salary and incentive compensation of the chief executive officer and approves base salaries and bonuses of the 20 other executive officers, including the executive officers set forth in the “Executive Compensation” section of this Proxy Statement. The Administrative Committee must be composed of solely independent members, as that term is defined in the Nasdaq corporate governance rules. The Administrative Committee currently has three independent members.

Compensation Policy. Associated’s policy is to have base salaries for executive officers that generally are near the median level for employees having comparable responsibility for financial institutions of comparable size. It is the view of the Administrative Committee that the compensation package for executive officers should consist of three components: (i) annual base salary, (ii) annual incentive bonuses, and (iii) long-term incentive awards. The compensation package is designed to align executive officers’ interests with those of shareholders. Annual bonuses are closely related to corporate-wide and business unit financial performance goals and individual goals, on both a short-term and long-term basis. The financial goals emphasize earnings per share, return on equity, return on assets, loan quality, and expense control. Specific goals are set on an individual basis for each executive officer to reflect differences in responsibilities and other relevant factors. When annual operating plan results are exceeded, Associated’s policy permits total compensation to exceed median levels for institutions of comparable size. Long-term incentives are provided through stock-based awards that directly relate a portion of the executive officers’ long-term remuneration to stock price appreciation realized by Associated’s shareholders. A long-term cash program provides awards to select executives if certain earnings goals are achieved over a period of three years.
The goal of this compensation policy is to provide competitive remuneration to attract and retain high quality executives and to provide appropriate incentives for those employees to enhance shareholder value while avoiding arrangements that could result in expense that is not justified by performance. As long as this basic goal is being achieved, the Administrative Committee relies to a great extent on the judgment of the chief executive officer in establishing salary, incentive, and long-term incentive compensation for executive officers other than the chief executive officer as further described below.
Independent Consultant. To assist it in supervising the compensation policy, the Administrative Committee relies upon an independent outside consultant who provides data regarding compensation practices of financial institutions. The independent outside consultant prepared and presented a report to the Administrative Committee at its December 14, 2004, meeting. Competitive compensation levels considered by the Administrative Committee are based upon the results of several compensation surveys and the analysis of the consultant as to appropriate adjustments to make meaningful comparisons to the compensation of Associated’s executive officers. The surveys used by the consultant overlap and may cover a larger number and greater variety of institutions than are included in the Nasdaq Bank Index referred to under the heading “Shareholder Return Performance Presentation — Stock Price Performance Graph.” Adjustments made by the consultant to the survey data account for differences in corporate size, business lines, and position responsibilities.
Base Salaries. Salaries paid to executive officers (other than the chief executive officer) are based upon the chief executive officer’s assessment of the nature of the position and the contribution and experience of the executive officer. In 2004, base salaries for executive officers as a group were near the median of competitive levels as determined by competitive market data. The chief executive officer reviews with the Administrative Committee all salary recommendations for executive officers other than the chief executive officer. The Administrative Committee is responsible for approving or disapproving those recommendations based upon Associated’s compensation policy.
Annual Incentives. Annual incentives are awarded to executive officers at the discretion of the Administrative Committee at the end of each year. The amount of incentive, if any, for each executive officer (other than the chief executive officer) is recommended to the Administrative Committee by the chief executive officer based upon an evaluation by the chief executive officer of the achievement of the corporate-wide, business unit, and personal performance goals established for each officer by the chief executive officer at the beginning of the year. Corporate performance goals and business unit goals such as earnings growth, return on assets, and return on equity are considered. In 2004, the Administrative Committee approved incentives recommended to it by Mr. Beideman. Annual target incentive bonuses range from 35% to 50% of base salaries for executives below the chief executive officer. Performance goals include corporate earnings per share and pre-tax contribution and may be adjusted for other financial factors. One hundred percent of incentive bonuses qualify as performance-based compensation under Section 162(m) of the Code. Individual performance results are measured against personal and team goals and could increase or decrease the bonus by up to 50% of the target bonus. The Administrative Committee established and approved performance goals at its January 2004 meeting.
Chief Executive Officer Salary and Incentives. The 2004 base salary of $660,000 for Mr. Beideman, an amount approaching the competitive target of the 50th percentile of salaries paid by peer companies, was agreed to in his Employment Agreement and established at this level based upon Associated’s compensation policy and an analysis of competitive data. See the section “Compensation Agreements — Employment and Retirement Agreements” in this Proxy Statement for a description of the terms of Mr. Beideman’s Employment Agreement. Mr. Beideman’s incentive bonus for 2004 of $628,000 exceeded the minimum of $462,000 agreed upon in his Employment Agreement based upon the Administrative Committee’s overall evaluation of his performance, including the achievement of corporate financial performance goals and individual goals that were established at the time of his hire. The financial goals included specified levels for earnings per share and achievement of designated levels of return on assets, return on equity, and loan quality statistics. The financial goals were required to have been met in order for the chief executive officer to have received an incentive and were satisfied. Achievement of other corporate performance goals was considered in general, and no formula giving designated weights to particular goals was used. Mr. Beideman’s salary and incentive for 2004 reflected the fact that the earnings per share threshold and all other goals were achieved. A performance goal of 10% earnings per share growth, with additional qualitative performance factors of deposit, loan, and fee income growth, expense management, and asset quality, as well as individual contribution in developing the leadership team, were performance measures used to determine the incentive bonus. Consideration was also given to the successful acquisition of First Federal Capital Corp. Individual performance results accounted for 16% of the total bonus, and the remainder was due to corporate results. The 2004 corporate goals were established at the January 2004 Administrative Committee meeting.
Long-Term Incentive Awards. The Administrative Committee administers and grants options under the Amended and Restated Long-Term Incentive Stock Plan (the “Stock Plan”) and the Associated Banc-Corp 2003 Long-Term Incentive Plan (the “2003 Plan”). Options have been granted at irregular intervals in the past. During 2004, long-term incentive awards to executive officers and other employees took the form of option grants under the 2003 Plan and under the Stock Plan, under which options for 1,258,248 shares were granted to 382 employees. These options have 10-year terms, vest in stages over three years, and have exercise prices equal to 100% of market value of the underlying shares on the date of grant. As such, these options will have value only if the market price of the underlying shares is higher on the date of exercise than on the grant date. The value of the shares covered by these options (based upon the option price) ranged from about 5% of annual salary to 50% of annual salary. During 2004, Mr. Beideman was granted options to purchase 112,500 shares. Option recipients and amounts (for employees other than the chief executive officer) were recommended to the Administrative Committee by the chief executive officer based upon competitive market guidelines for these positions and based upon his judgment of position and performance of each recipient and the ability of that recipient to effect overall corporate performance.
The Administrative Committee administers the Associated Banc-Corp Incentive Compensation Plan (the “Compensation Plan”). Mr. Beideman was granted an award in 2003 under the Compensation Plan. See “Compensation Agreements — Employment and Retirement Agreements” for a description of the terms of Mr. Beideman’s Employment Agreement. Cash incentive payments have been authorized during 2004 that are payable based on achieving performance goals under an established performance period. The amounts recommended for employees other than the chief executive officer were recommended to the Administrative Committee by the chief executive officer based upon competitive market guidelines for the positions and based upon his judgment of position and performance of each recipient and the ability of that recipient to effect overall corporate performance.
The Administrative Committee’s award of benefits under these incentive benefit plans to the chief executive officer was based upon guidelines presented by the consultant. This included the value of total long-term incentive compensation targeted at the market median for performance at plan.
Compliance with Internal Revenue Code Section 162(m). Section 162(m) of the Code generally disallows a federal income tax deduction to public companies for compensation over $1,000,000 paid to the corporation’s chief executive officer and the four other most highly compensated executive officers. Qualifying performance-based compensation is not subject to the deduction limitation if certain requirements are met. The Administrative Committee’s policy with respect to Section 162(m) of the Code is to qualify such compensation for deductibility where practicable. Options and performance shares granted under the 2003 Plan have been structured to qualify as performance-based compensation and, accordingly, the compensation realized upon the exercise of such options will be fully deductible by Associated. The Administrative Committee anticipates that the compensation from Associated to Mr. Beideman during the fiscal year ended December 31, 2004, will not exceed the limits on deductibility.
ADMINISTRATIVE COMMITTEE

J. Douglas Quick, Chairman	John C. Meng, Member	John C. Seramur, Member
The Report of the Administrative Committee of the Board of Directors on Executive Compensation shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or under the Exchange Act, except to the extent Associated specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.
Administrative Committee Interlocks and Insider Participation
A corporation of which Mr. Quick is an executive officer had loans with subsidiary banks of Associated. A corporation of which Mr. Meng is an executive officer had loans with subsidiary banks of Associated. A partnership of which Mr. Seramur has an interest had loans with subsidiary banks of Associated. See “Interest of Management in Certain Transactions,” below. There are no other interlocking relationships as defined by the Securities and Exchange Commission, and no Associated officer or employee is a member of the Administrative Committee.

SHAREHOLDER RETURN PERFORMANCE PRESENTATION
Stock Price Performance Graph
Set forth below is a line graph comparing the yearly percentage change in the cumulative total shareholder return (change in year-end stock price plus reinvested dividends) on Associated’s Common Stock with the cumulative total return of the Nasdaq Bank Index and the S&P 500 Index for the period of five (5) fiscal years commencing on January 1, 2000, and ending December 31, 2004. The Nasdaq Bank Index is prepared for Nasdaq by the Center for Research in Securities Prices at the University of Chicago. The graph assumes that the value of the investment in Common Stock and for each index was $100 on December 31, 1999.
Source: Bloomberg
Historical stock price performance shown on the graph is not necessarily indicative of the future price performance.
The Stock Price Performance Graph shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act or under the Exchange Act, except to the extent Associated specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.
COMPENSATION AGREEMENTS
Deferred Compensation Agreements. Associated adopted a nonqualified deferred compensation plan in December 1994 (the “Deferred Compensation Plan”) to permit certain senior officers to defer current compensation to accumulate additional funds for retirement. The CEO and 281 officers are currently eligible to participate under the Deferred Compensation Plan, including each of the Named Executive Officers. During 2004, one of the Named Executive Officers, Mr. Beideman, participated in the Deferred Compensation Plan. Pursuant to the Deferred Compensation Plan, each year eligible officers may elect to defer a portion of his or her base salary and/or annual incentive compensation. The officer will receive payment of deferred amounts in ten equal annual installments at his or her anticipated retirement date. In addition, under certain limited circumstances described in the plan, the officer may receive distributions during employment. If the officer’s services are terminated voluntarily or involuntarily, he or she retains all rights to the undistributed amounts credited to his or her account. All funds deferred have been placed in a trust with an independent third party trustee. Investment results on funds in the trust will vary depending on investments selected and managed by the trustee.
Associated Banc-Corp Directors’ Deferred Compensation Plan. Through its acquisition of other banks and bank holding companies, Associated became the sponsor of several plans under which the directors of the acquired organizations had deferred their director compensation (the “Predecessor Plans”). To simplify ongoing administration of the Predecessor Plans, the Company established the Associated Banc-Corp Directors’ Deferred Compensation Plan (the “Directors’ Plan”), and merged the Predecessor Plans into the Directors’ Plan, effective July 1, 1999. Each non-employee director of Associated received a $25,000 contribution to the Directors’ Plan on April 30, 2004, which was invested in Common Stock. Each director’s distribution election under the Directors’ Plan is irrevocable. Deferred compensation will not be paid to the director until his or her termination of service as a director. If a director dies prior to the distribution of the entire deferred amount, the undistributed portion will be paid to the director’s beneficiary. Other than with respect to such payments to a beneficiary, the benefits under the Directors’ Plan are not transferable by a director.
Change of Control Plan. Associated maintains a Change of Control Plan (the “Plan”) to provide severance benefits to the chief executive officer and certain senior officers in the event of their termination of employment following a Change of Control of Associated (as defined below). The chief executive officer and 22 senior officers are currently designated to participate under the Plan, and prior to a Change of Control, from time to time, the chief executive officer is authorized to designate additional participating senior officers. All of the Named Executive Officers participated in the Plan in 2004.
If within three years following a Change of Control (or in anticipation of and preceding a Change of Control) a termination of employment occurs either involuntarily or for Good Reason (as defined below), a participant may, at the discretion of Associated, receive either a lump sum payment or installment payments reflected in the Plan schedule in effect at the date of such termination. Such payment will also include legal fees and expenses related to termination of employment or dispute of benefits payable under the Plan, if any. “Good Reason” includes a change in the employee’s duties and responsibilities which are inconsistent with those prior to the Change of Control, a reduction in salary, or a discontinuation of any bonus plan or certain other compensation plans, a transfer to an employment location greater than 50 miles from the employee’s present office location, or certain other breaches. Benefits are not paid in the event of retirement, death, or disability, or termination for Cause, which generally includes willful failure to substantially perform duties or certain willful misconduct. The Plan provides participants with benefits in either lump sum or installment payments, at the election of Associated. The total benefits payable include one to three years (the “Continuation Period”) of base salary and incentive compensation and continued health, welfare, and life insurance benefits during the Continuation Period. In addition, upon termination, participants will be entitled to age and service credit for the Continuation Period under all retirement programs and supplemental retirement plans in which they participate. If installment payments are elected by Associated, the salary and incentive compensation payments shall be paid ratably over the Continuation Period. The respective Continuation Period for each participant is specified in the Plan schedule. Currently, Mr. Beideman is entitled to a three-year Continuation Period, and Messrs. McMullen, Peters, Selner, and Weber are entitled to a two-year Continuation Period. The Plan also provides for gross-up payments for any excise taxes incurred under Section 280G of the Code as a result of any benefits paid to the participants in connection with a Change of Control. The Plan, including the Plan schedule, may be amended, subject to certain limitations, at any time by Associated prior to a Change of Control.

A “Change of Control” under the Plan shall occur if an offer is accepted, in writing, with respect to any of the following: (a) a change of ownership of 25% or more of the outstanding voting securities of Associated; (b) a merger or consolidation of Associated with or into a corporation, and as a result of such merger or consolidation, less than 75% of the outstanding voting securities of the surviving or resulting corporation will be owned in the aggregate by the shareholders of Associated who owned such securities immediately prior to such merger or consolidation, other than affiliates (within the meaning of the Exchange Act) of any party to such merger or consolidation; (c) a sale by Associated of at least 85% of its assets to any entity which is not a member of the control group of corporations, within the meaning of Section 1563 of the Code, of which Associated is a member; or (d) an acquisition by a person, within the meaning of Section 3(a)(9) or 13(d)(3) of the Exchange Act, of 25% or more of the outstanding voting securities of Associated (whether directly, indirectly, beneficially, or of record).
The Associated Banc-Corp Amended and Restated Long-Term Incentive Stock Plan. The Board believes that in order to more closely align the interest of certain key employees with those of Associated’s shareholders, it is important to encourage stock ownership and thereby provide long-term incentives and rewards to those key employees of Associated and its affiliates who are in a position to contribute to its long-term success and growth. The Board believes that the Stock Plan assists it in retaining and attracting key employees with requisite experience and ability. The Board also believes that the authority to grant additional options or other stock-based awards will enhance Associated’s flexible incentive-based compensation to further attract and retain employees of experience and ability. Awards under the Stock Plan may include options, stock appreciation rights, stock awards, performance shares, performance units, and/or other stock-based awards. The Stock Plan is not a “qualified plan” under the Code, nor is it subject to ERISA. The Stock Plan was adopted by the Board and approved by the shareholders in 1987. Initially, 600,000 shares of Associated’s Common Stock were authorized for issuance upon the exercise of options held by plan participants. The Board on January 26, 1994, authorized an increase in the number of shares available for issuance under the Stock Plan by an additional 600,000 shares, and the shareholders approved the increase on April 25, 1994. The Board on January 22, 1997, authorized an increase in the number of shares available for issuance under the Stock Plan by an additional 600,000 shares, and the shareholders approved the increase on April 23, 1997. The Board on January 28, 1998, authorized an increase in the number of shares available for issuance under the Stock Plan by an additional 1,500,000 shares, and the shareholders approved the increase on April 22, 1998. The Board on January 23, 2002, authorized an increase in the number of shares available for issuance under the Stock Plan by an additional 3,000,000 shares, and the shareholders approved the increase on April 24, 2002, and extended the term of the plan an additional ten years to April 24, 2012. As a result of stock dividends declared and paid by Associated, as well as adjustments made for restricted shares and the lapse of performance shares, the total authorized shares under the Stock Plan was 15,235,124 shares at December 31, 2004. As of December 31, 2004, a total of 11,171,989 grants for shares of Common Stock had been issued under the Stock Plan. The total authorized shares have been adjusted for the cancellation of grants for shares, resulting in 4,063,135 shares remaining available to be issued under the Stock Plan at December 31, 2004. The Administrative Committee administers the Stock Plan. Awards under the Stock Plan are assignable and transferable at the discretion of the Administrative Committee or by will or the laws of descent and distribution. Unless otherwise determined by the Administrative Committee, in the event of a Stock Plan participant’s voluntary or involuntary termination of employment with Associated or any of its affiliates, the vested portion of any nonqualified stock option granted to such participant, but not yet exercised, will terminate on the date of termination of employment. If a Stock Plan participant’s employment with Associated or any of its affiliates terminates by reason of the participant’s death, disability, or retirement, any outstanding nonqualified stock option then held by such participant will remain exercisable, but only to the extent such nonqualified stock option was exercisable on the date of such participant’s termination of employment, until the earlier of (a) one year following the date of termination and (b) the expiration of the term of such stock option.

1999 Nonqualified Stock Option Plan. Effective as of July 28, 1999, the Board adopted the Associated Banc-Corp 1999 Non-Qualified Stock Option Plan (the “NQSO Plan”), commonly known as ValueShares. The Administrative Committee administers the NQSO Plan. The purpose of the NQSO Plan is to retain competent personnel and provide employees with long-term incentives for high levels of performance by providing them with the means to acquire a proprietary interest in Associated’s success. Under the NQSO Plan, all employees who meet certain eligibility criteria and are subsequently selected by the Administrative Committee may receive grants of non-qualified stock options. The NQSO Plan gives the Administrative Committee discretion to set the vesting period for each option and the default is 24 months following the grant. If an employee’s employment terminates for any reason other than death, retirement, or disability, all unvested and any vested but unexercised options will terminate immediately. If an employee retires or becomes disabled after his or her options vest, the options will remain exercisable until their previously established termination date. The option price for all options will be determined by the Administrative Committee. All options granted under the NQSO Plan will terminate on the tenth anniversary of the date of grant unless the Administrative Committee determines and the grant provides an earlier termination date. In addition, other than in the event of the death of an employee, options may not be transferred to any other person and shall be exercisable during their lifetime only by the employee. As a result of stock dividends declared and paid by Associated, as well as adjustments made for restricted shares and the lapse of performance shares, the total authorized shares under the Stock Plan was 4,097,865 shares. As of December 31, 2004, a total of 1,326,417 grants for shares of Common Stock had been issued under the Stock Plan. The total authorized shares have been adjusted for the cancellation of grants for shares, resulting in 2,771,448 shares remaining available to be issued under the Stock Plan.
The Associated Banc-Corp 2003 Long-Term Incentive Plan. Effective as of January 1, 2003, the Board adopted the 2003 Plan, which was approved by shareholders on April 23, 2003. The Administrative Committee administers the 2003 Plan. The purpose of the 2003 Plan is to associate more closely the interests of certain key employees of Associated and its affiliated units and directors of Associated with those of Associated’s shareholders by encouraging stock ownership, to provide long-term stock and cash incentives and rewards to those key employees of Associated and its affiliated units who are in a position to contribute to the long-term success and growth of Associated, and to assist Associated in attracting and retaining key employees with requisite experience and ability. Grants of 75,000 options, 30,000 restricted shares, and 45,000 restricted performance shares have been granted under the 2003 Plan. Under the 2003 Plan, all employees who meet certain eligibility criteria may receive grants of non-qualified stock options. The options will vest in full 36 months following their grant. If an employee’s employment terminates for any reason other than death, retirement, or disability, all unvested and any vested but unexercised options will terminate immediately. If an employee retires or becomes disabled after their options vest, the options will remain exercisable for a period of one year following the date of the event. All options granted under the 2003 Plan will terminate on the tenth anniversary of the date of grant unless the Administrative Committee determines otherwise. In addition, other than in the event of the death of an employee, options may not be transferred to any other person and shall be exercisable during their lifetime only by the employee. Initially, 2,900,000 shares were reserved for issuance. As a result of stock dividends declared and paid by Associated, the total authorized shares under the 2003 Plan was 4,500,000 at December 31, 2004. As of December 31, 2004, a total of 463,998 grants for shares of Common Stock had been issued under the 2003 Plan. A total of 4,036,002 shares are available to be issued under the 2003 Plan at December 31, 2004.
The Associated Banc-Corp Incentive Compensation Plan. Effective as of January 1, 2003, the Board adopted the Incentive Compensation Plan (the “Incentive Compensation Plan”), which was approved by shareholders on April 23, 2003. The Incentive Compensation Plan replaces, on a going-forward basis, earlier Incentive Compensation Agreements under which the Named Executive Officers and 20 other executive officers were participants. In 2004, cash distributions were made under these earlier Incentive Compensation Agreements to Messrs. Beideman, Weber, McMullen,

Peters, and Selner in the amounts of $320,000, $270,000, $234,000, $243,000, and $198,000, respectively. The Administrative Committee administers the Incentive Compensation Plan. The Incentive Compensation Plan, similar to the Incentive Compensation Agreements it replaced, is intended to promote the success of Associated, align more closely the interests of certain key employees of Associated with the interests of Associated, to provide incentives to those key employees of Associated who are in a position to contribute to the long-term success and growth of Associated, and to assist Associated in attracting and retaining key employees with requisite experience and ability. Amounts paid under the Incentive Compensation Plan are intended to qualify as “performance-based compensation” under Code section 162(m). The Board views the issuance of awards under the Incentive Compensation Plan to key employees as advisable to attract and retain the service of individuals essential to Associated’s success. The purpose of the Incentive Compensation Plan is to encourage and enable the key employees of Associated, upon whose judgment, initiative, and efforts Associated will largely depend for the successful conduct of its business, and to reward participants for their contribution to the success of Associated. It is anticipated that providing such persons with awards under the Incentive Compensation Plan will assure a close identification of their interests with those of Associated, thereby stimulating their efforts on Associated’s behalf.
The Incentive Compensation Plan, similar to the Incentive Compensation Agreements it replaced, sets forth a mechanism for calculating compensation awards for its participants. The awards, initially established under (i) the Incentive Compensation Plan or (ii) Mr. Beideman’s employment or other agreement executed with Associated, and in either case set forth on an award schedule, are subject to achieving certain performance goals determined by the Administrative Committee. Such achievement may be measured through the use of one or more performance measures, including basic or diluted earnings per share, revenue growth, return on equity, and stock price. An award formula is applied to the base award or pay of a participant to determine the value of the total award to be paid to a participant in light of the performance goals achieved. This formula may include a modifier based on Associated’s performance relative to its peer group, provided that the modifier satisfies the requirements of an objective formula under Code section 162(m). The peer group consists of the largest 50 bank holding companies on the basis of asset size reported by Keefe, Bruyette & Woods as of the end of the performance period, excluding the top 10 largest banks in this group and excluding any companies with a mix of business which is not principally commercial banking. The performance periods measured under the Incentive Compensation Plan are determined at the discretion of the Administrative Committee.

The table below describes payments that may be made under the Incentive Compensation Plan to Named Executive Officers upon the achievement of earnings goals established for the performance period of January 1, 2003, through December 31, 2005. Any payments under the Incentive Compensation Plan are to be made after December 31, 2005. The table also discloses potential payouts for the performance period of January 1, 2004, through December 31, 2006, and for the performance period of January 1, 2005, through December 31, 2007.
Long-Term Incentive Plan — Awards in Last Fiscal Year

		Potential payout
	Performance or other	under non-stock price-based plan*
	period until
Name	maturation or payout	Threshold($)	Target($)	Maximum($)

P. S. Beideman	1/1/03 – 12/31/05	209,000	550,000	1,034,000
	1/1/04 – 12/31/06	250,800	660,000	1,240,800
	1/1/05 – 12/31/07	250,800	660,000	1,240,800
G. J. Weber	1/1/03 – 12/31/05	131,100	345,000	648,600
	1/1/04 – 12/31/06	137,655	362,250	681,030
	1/1/05 – 12/31/07	137,655	362,250	681,030
M. J. McMullen	1/1/03 – 12/31/05	110,200	290,000	545,200
	1/1/04 – 12/31/06	114,608	301,600	567,008
	1/1/05 – 12/31/07	114,608	301,600	567,008
D. E. Peters	1/1/03 – 12/31/05	110,200	290,000	545,200
	1/1/04 – 12/31/06	115,159	303,050	569,734
	1/1/05 – 12/31/07	115,159	303,050	569,734
J. B. Selner	1/1/03 – 12/31/05	98,800	260,000	448,800
	1/1/04 – 12/31/06	106,704	280,800	527,904
	1/1/05 – 12/31/07	106,704	280,800	527,904

*	The criteria for payouts are based upon cumulative basic earnings per share growth over a three-year period (target payout is at 10% annual growth in basic earnings per share) multiplied by a peer group modifier.
Employment and Retirement Agreements. Mr. Beideman is a party to a two-year Employment Agreement with Associated dated April 17, 2003. Under the terms of this Employment Agreement, Mr. Beideman received a salary at an annual rate of $600,000 in 2003 and $660,000 in 2004. Mr. Beideman also received in 2003 a one-time signing bonus of $100,000. Mr. Beideman is eligible to receive an annual incentive bonus for 2004 in an amount at least equal to $462,000. In addition to this incentive bonus, Mr. Beideman was named a participant in the Incentive Compensation Plan, which could provide him with an additional bonus (payable in 2005 and subject to performance goals) of $200,000 (pro-rated for 2003). In 2006, Mr. Beideman could receive an award of $550,000 pursuant to his Employment Agreement and his participation in the Incentive Compensation Plan if long-term performance goals are achieved in each year of the 2003-2005 fiscal year period. In April 2003, Mr. Beideman received a nonqualified stock option grant of 75,000 options, with a three-year stepped vesting schedule. Additionally, in April 2003, he received a restricted stock award for an aggregate of 30,000 shares, with 15,000 shares to vest on his third anniversary date, 7,500 shares on his fourth anniversary date, and 7,500 shares on his fifth anniversary date. Should Mr. Beideman terminate employment with Associated prior to April 28, 2005, he will be entitled to receive 10,000 shares of this restricted stock award. Lastly, in April 2003, Mr. Beideman received a restricted performance award for an aggregate of 45,000 shares, with 15,000 shares paid to him for calendar year 2003; 15,000 shares paid to him for calendar year 2004; and 15,000 shares to be paid at December 31, 2005, provided the performance measures applicable to him for calendar year 2005 are satisfied. Mr. Beideman’s Employment Agreement also provides for certain benefits and perquisites including an automobile allowance, country club membership, and relocation assistance.

Section 16(a) Beneficial Ownership Reporting Compliance
Under Section 16(a) of the Exchange Act, Associated’s directors and executive officers, as well as certain persons holding more than 10% of Associated’s stock, are required to report their initial ownership of stock and any subsequent change in such ownership to the Securities and Exchange Commission, Nasdaq, and Associated (such requirements hereinafter referred to as “Section 16(a) filing requirements”). Specific time deadlines for the Section 16(a) filing requirements have been established.
To Associated’s knowledge, based solely upon a review of the copies of such reports furnished to Associated, and upon written representations of directors and executive officers that no other reports were required, with respect to the fiscal year ended December 31, 2004, Associated’s officers, directors, and greater than 10% beneficial owners complied with all applicable Section 16(a) filing requirements, except for Mr. Conlon for whom two transactions were reported late, and Mr. Meng and Ms. Rosengarten for each of whom one transaction was reported late.
Certain Relationships and Related Transactions
Messrs. Meng, Quick, and Seramur as well as other officers and directors of Associated and its subsidiaries, members of their families, and the companies or firms with which they are affiliated were customers of, and had banking transactions with, one or more of Associated’s subsidiary banks in the ordinary course of each such bank’s business during 2004. See “Administrative Committee Interlocks and Insider Participation,” above. The largest aggregate principal amount of these loans outstanding during 2004 was approximately $17 million, and the percentage of consolidated shareholders’ equity represented by loans made in such transactions was approximately 2.0% at December 31, 2004. Additional transactions of this type may be expected to take place in the ordinary course of business in the future. All loans and commitments to loans included in such transactions were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other unrelated persons and, in the opinion of the management of Associated’s subsidiary banks, did not involve more than a normal risk of collectibility or present other unfavorable features.
During 2004, and prior to the consummation of the merger of First Federal Capital Corp (“First Federal”) with Associated, Mr. Lommen served as a non-employee director of First Federal and received an aggregate of $15,000 from First Federal with respect to annual retainer and meeting fees. In connection with the consummation of the merger, unvested options to purchase 17,600 common shares of First Federal became vested. Mr. Lommen elected to receive 16,764 Associated shares with respect to these options. Further, Mr. Lommen will receive annual payments of $8,800 for 10 years under the First Federal Director Emeritus Program beginning in the fourth quarter of 2004.
During 2004, and prior to consummation of First Federal’s merger with Associated, Mr. Rusch received aggregate salary and bonus payments of $366,264 from First Federal pursuant to his employment agreement and the First Federal Capital Bank Annual Incentive Bonus Plan, $338,400 from the exercise of stock options, $46,238 in other perquisites, 15,000 shares of First Federal restricted stock pursuant to First Federal’s long-term incentive plans, and stock options to purchase 67,500 shares of First Federal common stock pursuant to the terms of First Federal’s stock option plan.
Mr. Rusch entered into a separation agreement and general release, a consulting agreement, and a noncompete agreement with Associated. Pursuant to these agreements, Mr. Rusch’s employment and severance agreements with First Federal and its subsidiary were terminated, and Mr. Rusch received $3,160,621 from Associated. This amount includes a cash payment for 22,500 shares of unvested restricted stock and unvested stock options to acquire 67,500 shares of First Federal that became fully vested upon consummation of the merger. In addition, Mr. Rusch elected to receive

$2,266,978 for his remaining 113,080 First Federal vested options. Under the terms of the consulting agreement, Mr. Rusch is providing services to a subsidiary of Associated related to post-merger integration matters, leadership transition, shareholder and community relations, industry communication, and organizational matters, and Associated is obligated to pay Mr. Rusch a total of $400,000 in monthly payments of $16,668 of which $33,336 was paid in 2004. Under the terms of the noncompete agreement, Mr. Rusch is restricted from competing with Associated in certain banking markets for a period of two years following the effective time of the merger for which Associated is obligated to pay Mr. Rusch a total of $1,500,000 in monthly payments of $62,500. A total of $125,000 was paid in 2004.
Associated is obligated to make available and pay the premiums during Mr. Rusch’s and his wife’s lifetimes for health and dental coverage for Mr. Rusch, his wife, and his dependents. Associated paid premiums in the aggregate amount of $1,345 in 2004.
Associated has agreed to indemnify the former First Federal directors, including Messrs. Lommen and Rusch, to the fullest extent permitted by First Federal’s Articles of Incorporation, Bylaws, or Wisconsin law and to acquire directors’ and officers’ liability insurance for a period of six years following the effective time of the merger with respect to matters arising out of their positions in management of First Federal.
EQUITY COMPENSATION PLAN INFORMATION
The following table provides information as of February 28, 2005, regarding shares outstanding and available for issuance under Associated’s existing equity compensation plans.

		(b)	(c)
	(a)		Number of Securities
	Number of		Remaining Available
	Securities to be		for Future Issuance
	Issued Upon	Weighted-Average	Under Equity
	Exercise of	Exercise Price of	Compensation Plans
	Outstanding	Outstanding	(excluding securities
	Options, Warrants	Options, Warrants	reflected in
Plan Category	and Rights	and Rights	column (a))

Equity compensation plans approved by security holders	5,508,429	$25.102	8,099,137
Equity compensation plans not approved by security holders	463,007	$21.760	2,771,448
Total	5,971,436	$23.431	10,870,585
REPORT OF THE AUDIT COMMITTEE
The Audit Committee of the Board is responsible for providing independent, objective oversight of Associated’s accounting functions and internal controls. The Audit Committee is currently composed of four directors, each of whom meet the independence requirements set forth under the Exchange Act requirements and in Nasdaq corporate governance rules. The Audit Committee operates under a written charter approved by the Board. The Charter of the Audit Committee can be found at Associated’s website at www.associatedbank.com/ AboutAssociated/ InvestorRelations/ EthicsandCorporate Governance Information. Associated’s Board has also determined that two of the members of the Audit Committee, Ms. Beckwith and Mr. Hutchinson, are “audit committee financial experts,” based upon education and work experience. Associated believes Ms. Beckwith qualifies as an “audit committee financial expert” based upon her experience as an auditor for Deloitte, Haskins & Sells, Corporate Controller for Deluxe Corp., and Chief Financial Officer for Gelco. Associated believes Mr. Hutchinson qualifies as an “audit committee financial expert” based upon his experience as Group Vice President, Mergers & Acquisitions, of BP Amoco p.l.c. and Vice

President, Financial Operations, Treasurer, Controller, and Vice President-Mergers, Acquisitions & Negotiations of Amoco Corporation, Chicago, Illinois.
Management is responsible for Associated’s internal controls and financial reporting process. The independent registered public accounting firm are responsible for performing an independent audit of Associated’s consolidated financial statements in accordance with auditing standards generally accepted in the United States of America and to issue a report thereon, as well as an audit of management’s assessment of the effectiveness of our internal control over financial reporting in accordance with the Standards of the Public Company Oversight Board (United States). The Audit Committee’s responsibility is to monitor and oversee these processes.
In connection with these responsibilities, the Audit Committee met with management and the independent registered public accounting firm to review and discuss the December 31, 2004, consolidated financial statements. The Audit Committee also discussed with the independent registered public accounting firm the matters required by Statement on Auditing Standards No. 61 (Communication with Audit Committees). The Audit Committee also received written disclosures from the independent registered public accounting firm required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with the independent registered public accounting firm that firm’s independence.
Based upon the Audit Committee’s discussions with management and the independent registered public accounting firm, and the Audit Committee’s review of the representations of management and the independent registered public accounting firm, the Audit Committee recommended that the Board include the audited consolidated financial statements in Associated’s Annual Report on Form 10-K for the year ended December 31, 2004, to be filed with the Securities and Exchange Commission.
AUDIT COMMITTEE

Ronald R. Harder, Chairman Ruth M. Crowley, Member	Karen T. Beckwith, Member William R. Hutchinson, Member
The foregoing Report of the Audit Committee shall not be deemed to be incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act or under the Exchange Act, except to the extent Associated specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.
Audit and Non-Audit Fees
The following table presents fees for professional audit services rendered by KPMG LLP for the audit of Associated’s annual financial statements for 2003 and 2004, and fees billed for other services rendered by KPMG LLP.

	2003	2004

Audit Fees(1)	$380,120	$842,700
Audit-related fees(2)	162,200	172,200

Audit and audit-related fees	542,320	1,014,900
Tax fees(3)	94,830	92,091
All other fees	—	—

Total fees	$637,150	$1,106,991

(1)	Audit fees include those necessary to perform the audit and quarterly reviews of Associated’s consolidated financial statements. In addition, audit fees include audit or other attest services required by statute or regulation, such as comfort letters, consents, reviews of SEC filings, and reports on internal controls.

(2)	Audit-related fees consist principally of fees for recurring and required financial statement audits of certain subsidiaries, employee benefit plans, and common trust funds.

(3)	Tax fees consist of fees for tax consultation and tax compliance services.
The Audit Committee is responsible for reviewing and pre-approving any non-audit services to be performed by Associated’s independent registered public accounting firm. The Audit Committee has delegated its pre-approval authority to the Chairman of the Audit Committee to act between meetings of the Audit Committee. Any pre-approval given by the Chairman of the Audit Committee pursuant to this delegation is presented to the full Audit Committee at its next regularly scheduled meeting. The Audit Committee or Chairman of the Audit Committee reviews and, if appropriate, approves non-audit service engagements, taking into account the proposed scope of the non-audit services, the proposed fees for the non-audit services, whether the non-audit services are permissible under applicable law or regulation, and the likely impact of the non-audit services on the independence of the independent registered public accounting firm.
Since the effective date of the SEC’s rules requiring pre-approval of non-audit services on May 6, 2003, each new engagement of Associated’s independent registered public accounting firm to perform non-audit services has been approved in advance by the Audit Committee or the Chairman of the Audit Committee pursuant to the foregoing procedures.
The Audit Committee of the Board of Associated considers that the provision of the services referenced above to Associated is compatible with maintaining independence by KPMG LLP.
PROPOSAL 2
RATIFICATION OF SELECTION OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee has selected, and the Board has approved, KPMG LLP to serve as Associated’s independent registered public accounting firm for the year ending December 31, 2005. KPMG LLP audited Associated’s consolidated financial statements for the year ended December 31, 2004. It is expected that a representative of KPMG LLP will be present at the Annual Meeting, will have the opportunity to make a statement if he or she so desires, and will be available to respond to appropriate questions.
If KPMG LLP declines to act or otherwise becomes incapable of acting, or if its appointment is otherwise discontinued, the Audit Committee will appoint another independent registered public accounting firm. If a majority of the votes cast are voted FOR this Proposal 2, it will pass. Unless otherwise directed, all proxies will be voted FOR Proposal 2. If the shareholders do not ratify the selection, the Audit Committee will take the shareholders’ vote under advisement.
The Board recommends that shareholders vote FOR the selection of KPMG LLP as Associated’s independent registered public accounting firm for the year ending December 31, 2005.
PROPOSAL 3
APPROVAL OF AMENDMENTS TO THE ASSOCIATED BANC-CORP
AMENDED AND RESTATED LONG-TERM INCENTIVE STOCK PLAN
The Proposed Amendment
Subject to approval by shareholders at the Annual Meeting, the Board of Directors has amended the Associated Banc-Corp Amended and Restated Long-Term Incentive Stock Plan (the “Stock Plan”) to eliminate the requirement that Nonqualified Stock Options may not be exercisable earlier than one year from the date of grant except upon a Change in Control of Associated (as described below).
Purpose and Effect of the Proposed Amendment
Prior to the proposed amendment, the Stock Plan did not allow the grant of Nonqualified Stock Options with a vesting period of less than one year, including options that are immediately vested and exercisable on the date of grant. The Board believes it is in the best interests of Associated and its shareholders to give the Administrative Committee the flexibility to establish any vesting criteria it deems advisable for a grant of Nonqualified Stock Options under the Stock Plan. As described in more detail under “Awards Granted” below, in 2005, the Administrative Committee granted Nonqualified Stock Options to purchase a total of 890,800 shares of Common Stock to 496 participants in the Stock Plan, which options will be fully vested and exercisable at the date of grant if the proposed amendments to the Stock Plan are approved by shareholders at the Annual Meeting. The Administrative Committee granted these Nonqualified Stock Options with full vesting in anticipation of the impact of the Financial Accounting Standard Board’s recent adoption of its statement, “Share-Based Payment” (“FAS 123R”), which requires the expensing of unvested options over the remaining vesting period of the options for financial statement periods beginning after July 1, 2005. If the proposed amendments to the Stock Plan are approved by shareholders at the Annual Meeting and these Nonqualified Stock Options are fully vested, Associated does not expect to recognize any compensation expense under FAS 123R relating to these Nonqualified Stock Options. If the proposed amendments to the Stock Plan are not approved by shareholders at the Annual Meeting, these Nonqualified Stock Options will vest over a three-year period, with 34% vested as of the first anniversary of the date of grant, 67% vested as of the second anniversary of the date of grant and 100% vested as of the third anniversary of the date of grant. With such a vesting schedule, Associated expects it would recognize additional compensation expense under FAS 123R relating to these Nonqualified Stock Options of approximately $1 million in 2005 (beginning at the July 1, 2005, effective date) and $4 million over all remaining vesting periods of the options calculated on the basis of the straight-line attribution method.
Awards Granted
Set forth in Appendix C to this Proxy Statement is a table reflecting the number of Nonqualified Stock Options and Incentive Stock Options, where indicated, granted under the Stock Plan, the amendment of which is the subject of this proposal, to each of the Named Executive Officers, certain groups of participants, and director nominees (a) during the last completed fiscal year and (b) in 2005 that will become fully vested as of the date of grant, subject to the approval of the proposed amendment to the Stock Plan at the Annual Meeting. Future awards under the Stock Plan are not determinable.
General Description of the Stock Plan
The Board believes that in order to associate more closely the interest of certain key employees with those of Associated’s shareholders, it is important to encourage stock ownership and thereby provide long-term incentives and rewards to those key employees of Associated and its affiliates who are in a position to contribute to its long-term success and growth. The Board believes that the Stock Plan assists it in retaining and attracting key employees with requisite experience and ability. The Stock Plan is not a “qualified plan” under the Code, nor is it subject to ERISA. The following discussion is qualified in its entirety by reference to the full text of the Stock Plan, a copy of which is attached as Appendix A to this Proxy Statement.
Awards. The Stock Plan provides for the granting of awards consisting of (a) Incentive Stock Options (“ISOs”) and Nonqualified Stock Options (collectively, “Options”), with or without stock appreciation rights (“SARs”); (b) restricted stock awards (“Restricted Stock Awards”), with or without performance share awards (“Share Awards”); (c) Performance Units; and (d) Other Stock-Based Awards (collectively, “Awards”); provided, that ISOs may only be granted to employees. No consideration shall be payable to Associated by a Participant with respect to any Award. The Administrative Committee shall have the full authority and sole discretion to (a) determine which Participants shall received awards; (b) determine the size, form, terms, and conditions of all Awards; (c) adopt any rules or regulations necessary for the administration of the Stock Plan; and (d) alter any of the foregoing.
In order to comply with Section 162(m) of the Code, the following limitations apply to grants of Options or SARs under the Stock Plan: (i) no Participant will be granted Options or SARs under the Stock Plan to receive more than 100,000 shares of Common Stock in any fiscal year, provided that Associated may make an additional one-time grant of up to 20,000 shares to newly hired employees; and (ii) no Participant will be granted Options or SARs under the Stock Plan to purchase more than 1,000,000 shares over the term of the Stock Plan, provided that, if the number of shares available for issuance under the Stock Plan is increased, the maximum number of Options or SARs that any Participant may be granted also automatically will increase by a proportionate amount of shares for each additional fiscal year in which shares are allocated for issuance under the Stock Plan.
Maximum Number of Shares. A maximum number of 3,178,324 shares of Common Stock (as adjusted for stock dividends and splits declared prior to this date and subject to adjustment for stock dividends and splits declared in the future) with a market value of $101,897,067 as of February 28, 2005, are available for grants pursuant to Awards under the Stock Plan. The Administrative Committee shall have the discretion to determine how this amount of Common Stock will be divided among the different types of Awards. The following shares of Common Stock shall remain available for Awards under the Stock Plan: any shares subject to an ISO or Nonqualified Stock Options that expire unexercised; any forfeited shares of Restricted Stock or Performance Units; and any Stock Appreciation Rights which are not received by a Participant because the value of the Common Stock did not increase during the applicable performance period.
Eligibility. The Administrative Committee, in its sole discretion, shall determine those key employees of Associated and its affiliates who shall become eligible for participation under the Stock Plan (the “Participants”). Directors of Associated, including members of the Administrative Committee, are eligible for participation in the Stock Plan. All Associated employees are currently eligible to participate in the Stock Plan.
Administration. The Stock Plan is administered by the Administrative Committee; provided, that grants made to a member of the Administrative Committee are required to be made by the Board. The Administrative Committee must always be composed of not less than three directors. All aspects of the administration of the Stock Plan and the granting of any awards thereunder are within the sole and exclusive discretion of the Administrative Committee. The members of the Administrative Committee presently constitute both “non-employee directors” and “outside directors” for purposes of Rule 16b-3 promulgated under the Exchange Act and Section 162(m) of the Code, respectively. No ISO may be granted under the Stock Plan after April 22, 2008.
Amendment and Termination. The Board may amend the Stock Plan in any respect without the approval of the shareholders of Associated, except to the extent required by law or the rules of The Nasdaq Stock Market or any other exchange or market on which any of Associated’s securities are traded. No amendment to the Stock Plan may impair any outstanding Awards. Associated may also terminate the Stock Plan.
Summary of Awards Available Under the Stock Plan
Nonqualified Stock Options. The exercise price per share of each Nonqualified Stock Option granted under the Stock Plan will be determined by the Administrative Committee on the grant date and will not be less than the fair market value of the share of Common Stock on the grant date. The exercise price shall be paid in cash or in shares of Common Stock held for a period of at least six months valued at their fair market value on the date of exercise. Nonqualified Stock Options will vest upon a schedule determined in each grant by the Administrative Committee. The Stock Plan has a provision that no Nonqualified Stock Option may vest earlier than one year from the date of grant, although the proposed amendment will eliminate this provision. In no event may any portion of a vested Nonqualified Stock Option be exercisable later than 10 years from the date of grant. Upon a termination of a Participant’s employment with Associated, the Participant will no longer be able to exercise any vested or unvested Nonqualified Stock Options, unless termination was by reason of death, disability, or retirement on or after age 55. However, the Administrative Committee may, in its discretion at the time of grant, allow a Participant to continue exercising vested Nonqualified Stock Options after the Participant’s termination of employment. If the Participant’s termination of employment is due to death, disability, or retirement on or after age 55, any vested Nonqualified Stock Options held by such Participant will remain exercisable until the earlier of (a) one year following the date of termination or (b) the expiration of the term of such options. Also, the Administrative Committee may, in its discretion, allow a Participant’s unvested Nonqualified Stock Options to continue vesting after termination of employment if the Participant terminates employment due to death, total disability, or retirement on or after age 55.
ISOs. Generally, ISOs are options that may provide certain federal income tax benefits to a Participant not available with Nonqualified Stock Options. The exercise price per share of each ISO must be at least the fair market value of the share of Common Stock on the grant date. An ISO will be exercisable for a maximum term, not to exceed 10 years, established by the Administrative Committee on the grant date. No ISO may be exercisable prior to the first anniversary of its grant, except pursuant to a Change of Control. The exercise price of an ISO will be paid in cash or in shares of Common Stock valued at their fair market value on the exercise date. The aggregate fair market value of shares of Common Stock with respect to which ISOs are exercisable for the first time by a Participant during any calendar year (determined on the grant date) under the Stock Plan may not exceed $100,000. An ISO granted to any individual who owns Common Stock possessing more than 10% of the total combined voting power of all classes of stock of Associated is subject to the following additional limitations: the exercise price per share of the ISO must be at least 110% of the fair market value of a share of Common Stock at the time any such ISO is granted, and the ISO cannot be exercisable for more than 5 years from the grant date. Upon a termination of a Participant’s employment with Associated, the Participant will no longer be able to exercise any vested or unvested ISOs, unless termination was by reason of death, disability, or retirement on or after age 55 or otherwise determined by the Administrative Committee in its sole discretion. If the Participant’s termination of employment is due to death, disability, or retirement on or after age 55, any vested ISOs held by such Participant will remain exercisable until the earlier of (a) one year following the date of termination or (b) the expiration of the term of such options.
Stock Appreciation Rights. The Administrative Committee may grant SARs as a part of any Option either at the time of grant or subsequently by amendment. A SAR is the right to receive the excess of the fair market value of shares subject to the corresponding Option on the date of exercise of such SAR over the exercise price of such Option (the “Economic Value” of such SAR), in lieu of the exercise of such Option. SARs may be granted at the time that the corresponding Option is granted or at a later date, in the discretion of the Administrative Committee. SARs shall be exercisable and shall expire at the same time(s) as the corresponding Option.
To exercise a SAR for all or a portion of the shares covered thereby, the holder must tender the corresponding Option to Associated. In exchange therefore, he or she shall receive cash or shares (valued at their fair market value on the date of exercise) or a combination thereof equal to the Economic Value of such SAR. The holder of a SAR shall not be required to tender any funds in payment of the exercise price of the corresponding Option at the time of the exercise of such SAR. SARs shall be evidenced at the time of grant by written agreements containing the terms and conditions of such SARs. The exercise of a SAR shall be treated as an exercise of the corresponding Option for the same number of shares for the purpose of computing the number of shares subject to such Option thereafter.
Restricted Stock Awards. A Restricted Stock Award shall consist of the grant, subject to certain restrictions, of shares (“Restricted Stock”) to a Participant. Restricted Stock may not be sold, transferred, or otherwise disposed of, pledged, or otherwise encumbered. Such restrictions shall lapse at the time(s) and on the terms determined by the Administrative Committee at the date of grant; thereafter, the shares that were the subject of such Stock Award shall cease to be Restricted Stock and the owner thereof shall be entitled to sell or pledge such shares or otherwise deal with them in the same manner and to the same extent as any holder of the shares, without restrictions imposed pursuant to the Stock Plan. A Participant shall be entitled to receive dividends on the cast votes with respect to all shares of Restricted Stock held by him or her.
If a Participant ceases to be employed by Associated for any reason, whether voluntary or involuntary, except by reason of death, retirement, or permanent disability, or in connection with a Change in Control of Associated, he or she shall transfer all shares of Restricted Stock owned by him or her to Associated within 30 days. The restrictions on Restricted Stock shall lapse immediately upon the death or permanent disability of the holder or a Change in Control of Associated. The restrictions on Restricted Stock held by a Participant upon his or her retirement shall lapse with respect to a specified portion only (the “Vested Portion”) of such Restricted Stock. The Vested Portion shall consist of the number of shares of Restricted Stock held by such Participant at retirement multiplied by a fraction, the numerator of which is the number of months from the grant of such Stock Award to the date of such Participant’s retirement, and the denominator of which is the number of months from the grant of such Stock Award to the date of lapse of the restrictions on such Restricted Stock according to the terms of such Stock Award. All Restricted Stock that is not a part of the Vested Portion shall, within 30 days after the retirement of the Participant holding such shares, be returned to Associated.
All Restricted Stock shall be held in escrow by Associated until the lapse of the restrictions with respect to such shares or the return of such shares of Associated.
Performance Share Awards. Performance Shares may be granted, in the discretion of the Administrative Committee, as a part of any Restricted Stock Award. Performance Shares shall be granted, if at all, at the same time as the corresponding Restricted Stock Award. A Performance Share shall consist of the obligation of Associated to pay to the recipient, on the date on which the restrictions on the corresponding share of Restricted Stock lapse, an amount calculated based upon the fair market value of the shares multiplied by highest marginal income tax rate applicable to the holder thereof. Performance Shares may be paid in cash or shares (valued at their fair market value on the payment date) or any combination thereof in the discretion of the Administrative Committee.
Performance Units. Performance Units may be awarded with or without other Awards and shall represent the right to receive a fixed dollar amount payable in cash or Common Stock or any combination thereof in the discretion of the Administrative Committee. The Administrative Committee shall determine the Participants to whom, and the time or times at which, Performance Units shall be awarded, the number of Performance Units to be awarded to any person, the duration of the period during which, and the condition under which, a Participant’s right to Performance Units will be vested, and the ability of Participants to defer the receipt of payment of such Performance Units.
The Administrative Committee may condition the vesting of Performance Units upon the attainment of specified performance goals of a Participant or Associated or such other factors or criteria as the Administrative Committee shall determine.

Other Stock-Based Awards. Other awards of Common Stock and cash awards that are valued in whole or in part by reference to, or are payable in or otherwise based on Common Stock (“Other Stock-Based Awards”) including, without limitation, Awards valued by reference to performance concepts, may be granted either alone or in addition to or in tandem with Options, SARs, Restricted Stock Awards, Performance Shares, or Performance Units.
Other Provisions of the Stock Plan
Change in Control. All Options shall immediately vest and become exercisable, all restrictions on Restricted Stock shall immediately lapse, and all Performance Units shall immediately be payable upon the occurrence of a Change in Control of Associated. Such vesting of Options and lapse of restrictions on Restricted Stock shall result in all Options and corresponding SARs becoming immediately exercisable and all Performance Shares being immediately payable.
A Change in Control of Associated shall occur if:

(a)	25% or more of the outstanding voting securities of Associated changes ownership as a result of a tender offer;

(b)	Associated is merged or consolidated with another corporation and, as a result of such merger or consolidation, less than 75% of the outstanding voting securities of the surviving or resulting corporation is owned in the aggregate by the shareholders of Associated who owned such securities immediately prior to such merger or consolidation, other than affiliates (within the meaning of the Exchange Act) of any party to such merger or consolidation;

(c)	Associated sells at least 85% of its assets to any entity which is not a member of the control group of corporations, within the meaning of Section 1563 of the Code, of which Associated is a member; or

(d)	A person, within the meaning of sections 3(a)(9) or 13(d)(3) of the Exchange Act, acquires 25% or more of the outstanding voting securities of Associated, whether directly, indirectly, beneficially, or of record.
For purposes of the Stock Plan, ownership of voting securities shall take into account and shall include ownership as determined by applying the provisions of Rule 13d-3(d)(1)(i) (relating to options) of the Exchange Act.
Tax Withholding. The Stock Plan authorizes Associated to withhold from any amounts due and payable by Associated to a Participant the amount of any withholding or other tax due from Associated with respect to an Award under the Stock Plan.
Agreements. All Awards under the Stock Plan shall be evidenced at the time of grant by written agreements setting forth all of the terms and conditions of such Awards. The agreement will detail the type of award, the details of the grant, and any restrictions applicable to the Award.
Miscellaneous. No Participant, whether or not he or she has been awarded any Options, SARs, Stock Awards, Performance Share Awards, or Performance Units, shall thereby obtain any continuing right to employment by Associated. Awards shall be assignable or transferable at the discretion of the Administrative Committee or by will or by the laws of descent and distribution. All Awards shall be adjusted as necessary to reflect a merger, consolidation, reorganization, recapitalization, stock dividend, stock split, or other change in the corporate structure of Associated.
Federal Income Tax Consequences
Nonqualified Stock Options. The grant of a nonqualified stock option is not a taxable event. Upon the exercise of a nonqualified stock option, a recipient will generally be required to recognize, as compensation income, the excess of the fair market value of the shares subject to such nonqualified option on the date of exercise over the exercise price of the nonqualified stock option.

ISOs. With regard to ISOs, no income will be recognized by a recipient upon transfer to him or her of shares pursuant to the exercise of an ISO, provided that the recipient does not dispose of the shares received before he or she has held such shares for at least one year and at least two years have passed since such recipient was granted the option. Assuming compliance with this and other applicable tax provisions, a recipient will realize long-term capital gain or loss when he or she disposes of the shares, measured by the difference between the option price and the amount received for the shares at the time of disposition. If the recipient disposes of shares acquired by exercise of the option before the expiration of the above-noted period, any amount realized from such disqualifying disposition will be taxable as compensation income in the year of disposition to the extent that the lesser of: (a) fair market value on the date the option was exercised, or (b) the amount realized upon such disposition, exceeds the option price. Any amount realized in excess of fair market value on the date of exercise will be treated as long-term or short-term capital gain, depending upon the holding period of the shares. If the amount realized upon such disposition is less than the option price, the loss will be treated as long-term or short-term capital loss, depending upon the holding period of the shares.
Stock Appreciation Rights. The receipt of a SAR is not a taxable event; the SAR is taxable only upon exercise. Upon the exercise of a SAR, a recipient will generally be required to recognize, as compensation income, any cash received.
Other Stock Awards. The receipt of Stock Awards is not taxed until the date upon which the forfeiture and nontransferability restrictions on such shares lapse. On that date, the excess of the fair market value of such shares over the amount the recipient paid for the shares (usually zero) would be recognized as compensation income. In addition, any cash received pursuant to Stock Awards would be recognized as compensation income on the date received. A recipient’s holding period for any shares received pursuant to a Stock Award begins only after the restrictions on such shares lapse.
Deductions by Associated. Associated generally will be entitled to a deduction for federal income tax purposes at the same time and in the same amount as the recipient is considered to have realized compensation income in connection with the exercise of a nonqualified option, SAR, or other Award, subject to Section 162(m) of the Code. No deduction will be allowed to Associated for federal income tax purposes at the time of the grant or exercise of an ISO. At the time of a disqualifying disposition of an ISO by a recipient, Associated generally will be entitled to a deduction for the amount taxable to the recipient as compensation income.
The discussion above is based upon present federal income tax laws, and thus is subject to change when such laws change. This summary is not intended to be exhaustive and does not describe foreign, state, or local tax consequences.
Vote Required For Approval
The affirmative vote of the holders of a majority of the outstanding shares of Common Stock present in person or by proxy at the Annual Meeting is required to approve the proposed amendments to the Stock Plan.
Board Recommendation
The Board recommends that shareholders of Associated vote FOR approval of the proposed amendments to the Stock Plan.

PROPOSAL 4
APPROVAL OF AMENDMENTS TO THE ASSOCIATED BANC-CORP
2003 LONG-TERM INCENTIVE PLAN
The Proposed Amendment
Subject to approval by shareholders at the Annual Meeting, the Board of Directors has amended the Associated Banc-Corp 2003 Long-Term Incentive Plan (the “2003 Plan”) to eliminate the requirement that Nonqualified Stock Options may not be exercisable earlier than one year from the date of grant except upon a Change in Control of Associated (as described below).
Purpose and Effect of the Proposed Amendment
Prior to the proposed amendment, the 2003 Plan did not allow the grant of Nonqualified Stock Options with a vesting period of less than one year, including options that are immediately vested and exercisable on the date of grant. The Board believes it is in the best interests of Associated and its shareholders to give the Administrative Committee the flexibility to establish any vesting criteria it deems advisable for a grant of Nonqualified Stock Options under the 2003 Plan. As described in more detail under “Awards Granted” below, in 2005, the Administrative Committee granted Nonqualified Stock Options to purchase a total of 454,750 shares of Common Stock to 12 participants in the 2003 Plan, which options will be fully vested and exercisable at the date of grant if the proposed amendment to the 2003 Plan is approved by shareholders at the Annual Meeting. The Administrative Committee granted these Nonqualified Stock Options with full vesting in anticipation of the impact of the Financial Accounting Standard Board’s recent adoption of its statement, “Share-Based Payment” (“FAS 123R”), which requires the expensing of unvested options over the remaining vesting period of the options for financial statement periods beginning after July 1, 2005. If the proposed amendment to the 2003 Plan is approved by shareholders at the Annual Meeting and these Nonqualified Stock Options are fully vested, the Company does not expect to recognize any compensation expense under FAS 123R relating to these Nonqualified Stock Options. If the proposed amendment to the 2003 Plan is not approved by shareholders at the Annual Meeting, these Nonqualified Stock Options will vest over a three-year period, with 34% vested as of the first anniversary of the date of grant, 67% vested as of the second anniversary of the date of grant and 100% vested as of the third anniversary of the date of grant. With such a vesting schedule, the Company expects it would recognize additional compensation expense under FAS 123R relating to these Nonqualified Stock Options of approximately $0.5 million in 2005 (beginning at the July 1, 2005, effective date) and $2 million over all remaining vesting periods of the options calculated on the basis of the straight-line attribution method.
Awards Granted
Set forth in Appendix C to this Proxy Statement is a table reflecting the number of Nonqualified Stock Options and Incentive Stock Options, where indicated, granted under the 2003 Plan, the amendment of which is the subject of this proposal, to each of the Named Executive Officers, certain groups of participants, and director nominees (a) during the last completed fiscal year and (b) in 2005 that will become fully vested as of the date of grant, subject to the approval of the proposed amendment to the 2003 Plan at the Annual Meeting. Future awards under the 2003 Plan are not determinable.
General Description of the 2003 Plan
The 2003 Plan is intended to associate more closely the interests of certain key employees of Associated and its affiliated units with the interests of Associated’s shareholders by encouraging stock ownership, to provide incentives and Awards to those key employees of Associated who are in a position to contribute to the long-term success and growth of Associated, and to assist Associated in attracting and retaining key employees with requisite experience and ability. The 2003 Plan is not a “qualified plan” under the Code, nor is it subject to ERISA. The following discussion is qualified in its entirety by reference to the full text of the 2003 Plan, a copy of which is attached as Appendix B to this Proxy Statement.
Awards. The 2003 Plan authorizes the grants of Incentive Stock Options (“ISOs”) and Nonqualified Stock Options (collectively, “Options”), shares of Restricted Stock, Performance Shares, Make Whole Payments, and Stock Appreciation Rights (collectively, “Awards”). Under the 2003 Plan, Associated may deliver authorized but unissued shares of Common Stock, treasury shares of Common Stock, or shares of Common Stock acquired by Associated for purposes of the 2003 Plan.
Maximum Number of Shares. A maximum number of 3,581,252 shares of Common Stock (as adjusted for stock dividends and splits declared prior to this date and subject to adjustment for stock dividends and splits declared in the future) with a market value of $114,814,939 as of February 28, 2005, are available for grants pursuant to Awards under the 2003 Plan. The Administrative Committee shall have the discretion to determine how this amount of Common Stock will be divided among the different types of Awards. The following shares of Common Stock shall remain available for Awards under the 2003 Plan: any shares subject to an ISO or Nonqualified Stock Options that expire unexercised; any forfeited shares of Restricted Stock or Performance Shares; and any Stock Appreciation Rights which are not received by a participant because the value of the Common Stock did not increase during the applicable performance period.
Eligibility. Key employees of Associated or its affiliated units may participate in the 2003 Plan. The Administrative Committee designates which key employees will receive an Award under the 2003 Plan, and the type of Awards that each participating key employee is entitled to receive. All Associated employees are currently eligible to participate in the 2003 Plan.
Administration. The Administrative Committee currently administers the 2003 Plan. The Administrative Committee will determine the key employees who receive Awards, the type of Awards granted, and the size and form of the Award(s) granted to any participant. The Administrative Committee will also determine the time such Awards shall be granted, establish the terms and conditions upon which such Awards may be exercised, and alter any restrictions or vesting schedules. The Administrative Committee may adopt such rules and regulations, establish, define, construe, interpret, and implement any other terms and conditions, and make all other determinations deemed necessary or desirable for the administration of the 2003 Plan. The Administrative Committee shall not have or exercise any discretion that would disqualify any ISOs, Nonqualified Stock Options, Performance Shares, Make Whole Payments, or Stock Appreciation Rights as performance-based compensation for purposes of Code section 162(m), unless otherwise provided for in the 2003 Plan. No ISO may be granted under the 2003 Plan after December 31, 2012.
Amendment and Termination. Associated may, at any time, amend the 2003 Plan in any respect. However, no amendment may be made after the date on which a participant is selected by the Administrative Committee to participate in an Award without the consent of the participant in question, and no amendment shall be effective without the approval of the shareholders of Associated to the extent required by applicable law or Nasdaq rules. Associated may also terminate the 2003 Plan.
Summary of Awards Available Under the 2003 Plan
Nonqualified Stock Options. The exercise price per share of each Nonqualified Stock Option granted under the 2003 Plan will be determined by the Administrative Committee on the grant date and will not be less than the fair market value of the share of Common Stock on the grant date. The exercise price shall be paid in cash or in shares of Common Stock held for a period of at least six months valued at their fair market value on the date of exercise. Nonqualified Stock Options will vest upon a schedule determined in each grant by the Administrative Committee. The 2003 Plan has a provision that no Nonqualified Stock Option may vest earlier than one year from the date of grant, although the proposed amendment will eliminate this provision. In no event may any portion of a vested Nonqualified Stock Option be exercisable later than 10 years from the date of grant. Upon termination of a participant’s employment with Associated, the participant will no longer be able to exercise any vested or unvested Nonqualified Stock Options, unless termination was by reason of death, disability, or retirement on or after age 55. However, the Administrative Committee may, in its discretion at the time of grant, allow a participant to continue exercising vested Nonqualified Stock Options up to 90 days after the participant’s termination of employment. If the participant’s termination of employment is due to death, disability, or retirement on or after age 55, the Administrative Committee may, in its discretion at the time of grant, allow a participant to continue exercising vested Nonqualified Stock Options until the earlier of (a) one year following the date of termination or (b) the expiration of the term of such options. Also, the Administrative Committee may, in its discretion at the time of grant, allow a participant’s unvested Nonqualified Stock Options to continue vesting after termination of employment if the participant terminates employment due to death, disability, or retirement on or after age 55.
ISOs. Generally, ISOs are options that may provide certain federal income tax benefits to a participant not available with Nonqualified Stock Options. The exercise price per share of each ISO must be at least the fair market value of the share of Common Stock on the grant date. An ISO will be exercisable for a maximum term, not to exceed 10 years, established by the Administrative Committee on the grant date. No ISO may be exercisable prior to the first anniversary of its grant, except pursuant to a Change of Control. The exercise price of an ISO will be paid in cash or in shares of Common Stock valued at their fair market value on the exercise date. The aggregate fair market value of shares of Common Stock with respect to which ISOs are exercisable for the first time by a participant during any calendar year (determined on the grant date) under the 2003 Plan may not exceed $100,000. An ISO granted to any individual who owns Common Stock possessing more than 10% of the total combined voting power of all classes of stock of Associated is subject to the following additional limitations: the exercise price per share of the ISO must be at least 110% of the fair market value of a share of Common Stock at the time any such ISO is granted, and the ISO cannot be exercisable for more than 5 years from the grant date. Upon a termination of a participant’s employment with Associated, the participant will no longer be able to exercise any unvested Nonqualified Stock Options, unless termination was by reason of death, disability, or retirement on or after age 55, or as otherwise determined by the Administrative Committee in its sole discretion. The Administrative Committee may, in its discretion at the time of grant, allow a participant to continue exercising vested Nonqualified Stock Options up to 90 days after the participant’s termination of employment. If the participant’s termination of employment is due to death, disability, or retirement on or after age 55, the Administrative Committee may, in its discretion at the time of grant, allow a participant to continue exercising vested Nonqualified Stock Options until the earlier of (a) one year following the date of termination or (b) the expiration of the term of such options.
Limits on Nonqualified Stock Options and ISOs. The following limitations apply to grants of Options under the 2003 Plan. No participant will be granted Options under the 2003 Plan to receive more than 200,000 shares of Common Stock in any fiscal year, provided that Associated may make an additional one-time grant of up to 50,000 shares to newly hired employees. Also, no participant will be granted Options under the 2003 Plan to purchase more than 2,000,000 shares over the term of the 2003 Plan, provided that, if the number of shares available for issuance under the 2003 Plan is increased, the maximum number of Options that any participant may be granted also automatically increases by a proportionate amount of shares for each additional fiscal year in which shares are allocated for issuance under the 2003 Plan.
Restricted Stock Awards. A grant of shares of Restricted Stock is subject to vesting over time, conditioned upon the participant’s continued employment with Associated. Prior to the vesting of the Restricted Stock, the shares are not transferable by the participant and are forfeitable. Vesting of the shares occurs based upon a schedule determined by the Administrative Committee. Unvested shares of Restricted Stock are automatically and immediately forfeited upon the participant’s termination of employment for any reason.
Performance Share Awards. A grant of Performance Shares represents the promise of Associated to deliver shares of Common Stock on a predetermined date to a participant, provided Associated attains a performance goal specified in the grant by the Administrative Committee. The Administrative Committee must establish a performance goal applicable to each selected performance period in writing no later than the earlier of (a) 90 days after the start of the performance period, or (b) the date on which 25% of the performance period has elapsed. The Administrative Committee may grant Performance Shares to key employees, in such amounts and subject to such terms and conditions as the Administrative Committee shall determine in its discretion. The Administrative Committee may determine the performance measure related to any Performance Share grant under the Plan from the following types of measures: basic or diluted earnings per share, stock price growth, return on equity, or revenue growth. Associated will pay the grantee of such an Award shares of Common Stock as determined by the grant (or in the discretion of the Administrative Committee, the cash value thereof) if Associated attains the performance goals specified by the Administrative Committee. Participants will receive a prorated portion of the Performance Shares if the participant terminates during a performance period due to death, disability, retirement after age 55, or if Associated terminates the participant without cause. No participant will be granted Performance Shares under the 2003 Plan in excess of 100,000 shares of Common Stock or with a value greater than $4,000,000 in any fiscal year, provided that Associated may make an additional one-time grant of up to 25,000 shares with a value of up to $1,000,000 to newly hired employees. No participant will be granted Performance Shares under the 2003 Plan in excess of 1,000,000 shares over the term of the 2003 Plan.
Make Whole Payment. The Administrative Committee may, in its discretion, grant a Make Whole Payment with each share of Restricted Stock and/or Performance Share. The Make Whole Payment is intended to provide a recipient of Restricted Stock or Performance Shares with the funds necessary to pay federal and state income taxes associated with the grant. Participants become entitled to any Make Whole Payment only with respect to shares of Restricted Stock that become vested or Performance Shares after Associated attains the performance goal associated with the Performance Share. The maximum amount Associated may pay under a Make Whole Payment with respect to any participant under the 2003 Plan for any fiscal year shall not exceed $1,500,000.
Stock Appreciation Rights. A grant of a Stock Appreciation Right represents the promise of Associated to deliver cash, Common Stock, or a combination of both, provided the value of Common Stock increases during a specified performance period. The Administrative Committee may grant such Stock Appreciation Rights to key employees, in such amounts and subject to such terms and conditions as the Administrative Committee shall determine in its discretion. The grantee of such Award will be entitled to the value by which Common Stock of Associated increased during the performance period specified by the Administrative Committee. A participant will not receive any portion of the Stock Appreciation Right if the participant terminates employment during the performance period, unless the participant terminates employment due to death, disability, retirement after age 55, or if Associated terminates the participant without cause. The 2003 Plan contains two provisions for Stock Appreciation Rights, one applying to employees whose salaries may become subject to Code section 162(m), and one applying to employees whose salaries will not become subject to Code section 162(m). With respect to the portion of the 2003 Plan covering Code section 162(m) employees, no participant will be granted Stock Appreciation Rights under the 2003 Plan in excess of 100,000 shares of Common Stock in any fiscal year, provided that Associated may make an additional one-time grant of up to 25,000 shares to newly hired employees. With respect to the portion of the 2003 Plan covering Code section 162(m) employees, no participant will be granted Stock Appreciation Rights under the 2003 Plan in excess of 1,000,000 shares over the term of the Plan.
Other Provisions of the 2003 Plan
Transferability. ISOs under the 2003 Plan will not be transferable by the participant at any time. Other Awards shall be assignable or transferable by the participant only at the discretion of the Administrative Committee or by will or the laws of descent and distribution.
Change of Control. The 2003 Plan provides for immediate vesting of Nonqualified Stock Options, ISOs, Restricted Stock, Performance Shares, Make Whole Payments, and Stock Appreciation Rights in the event of a Change of Control of Associated. “Change of Control” shall be deemed to have occurred on the date of the following transactions:

(i)	An offer is accepted, in writing, for a change in ownership of 25% or more of the outstanding voting securities of Associated;

(ii)	An offer is accepted, in writing, whereby Associated will be merged or consolidated with another corporation, and as a result of such anticipated merger or consolidation, less than 75% of the outstanding voting securities of the surviving or resulting corporation will be owned in the aggregate by the shareholders of Associated who owned such securities immediately prior to such merger or consolidation, other than affiliates (within the meaning of the Exchange Act) of any party to such merger or consolidation;

(iii)	An offer is accepted, in writing, whereby Associated sells at least 85% of its assets to any entity which is not a member of the controlled group of corporations, within the meaning of Code section 1563, of which Associated is a member; or

(iv)	An offer is accepted, in writing, whereby a person, within the meaning of sections 3(a)(9) or 13(d)(3) of the Exchange Act, acquires 25% or more of the outstanding voting securities of Associated (whether directly, indirectly, beneficially, or of record).
For purposes of the 2003 Plan, ownership of voting securities shall take into account and shall include ownership as determined by applying the provisions of Rule 13d-3(d)(1)(i) (relating to options) of the Exchange Act.
Tax Withholding. The 2003 Plan authorizes Associated to withhold from any amounts due and payable by Associated to a participant the amount of any withholding or other tax due from Associated with respect to an Award under the 2003 Plan.
Agreements. All Awards under the 2003 Plan shall be evidenced at the time of grant by written agreements setting forth all of the terms and conditions of such Awards. The agreement will detail the type of award, the details of the grant, and any restrictions applicable to the Award.
Performance-Based Compensation. Generally, Associated may not deduct compensation in excess of $1,000,000 paid to any of its five most highly compensated officers. However, Associated need not count toward the $1,000,000 limit amounts that constitute “performance-based compensation” under Code section 162(m). Grants of Nonqualified Stock Options, ISOs, Performance Shares, certain Make Whole Payments, and certain Stock Appreciation Rights generally are eligible for this exception to the $1,000,000 limit.
Miscellaneous. The receipt of an Award under the 2003 Plan will not give the recipient any continuing right to employment by Associated. All Awards shall be adjusted automatically, without any discretion on the part of the Administrative Committee or Associated, as necessary to reflect a merger, consolidation, reorganization, recapitalization, stock dividend, stock split, or other change in the corporate structure of Associated.

Federal Income Tax Consequences
Nonqualified Stock Options. The grant of a Nonqualified Stock Option is not a taxable event. Upon the exercise of Nonqualified Stock Options, a recipient will generally be required to recognize, as compensation income, the excess of the fair market value of the shares subject to such Nonqualified Stock Options on the date of the exercise over the exercise price of the Nonqualified Stock Options.
ISOs. With regard to ISOs, no income will be recognized by a recipient upon transfer to him or her of shares pursuant to the exercise of the ISO, provided that the recipient does not dispose of the shares received before he or she has held such shares for at least one year after exercise and at least two years have passed since such recipient was granted the ISO. Assuming compliance with this and other applicable tax provisions, a recipient will realize long-term capital gain or loss when he or she disposes of the shares, measured by the difference between the option price and the amount received for the shares at the time of disposition. If the recipient disposes of shares acquired by the exercise of the ISO before the expiration of the above noted period, any amount realized from such disqualifying disposition will be taxable as compensation income in the year of disposition to the extent of the lesser of: (a) fair market value on the date the option was exercised or (b) the amount realized upon such disposition exceeds the option price. Any amount realized in excess of fair market value on the date of exercise will be treated as long-term or short-term capital gain, depending upon the holding period of the shares. If the amount realized upon such disposition is less than the option price, the loss will be treated as long-term or short-term capital loss, depending upon the holding period of the shares.
Restricted Stock and Performance Shares. The receipt of Restricted Stock and Performance Shares are not taxed until the date upon which the forfeiture and nontransferability on such shares lapse. With respect to Restricted Stock, this event occurs when the participant has been continuously employed with Associated for a length sufficient to satisfy the applicable vesting schedule. With respect to Performance Shares, this event occurs when the Administrative Committee certifies that Associated has met the performance goal assigned to the shares. The excess of the fair market value of such shares over the amount the recipient paid for the shares (usually zero) would be recognized as compensation income on the date received. A recipient’s holding period for any shares received pursuant to a Restricted Stock Award or Performance Share Award begins only after the restrictions on such shares lapse.
Make Whole Payments. The receipt of a Make Whole Payment is not taxed until the date upon which the forfeiture and nontransferability restrictions on the Restricted Stock or Performance Shares accompanying the Make Whole Payment lapse. The full amount of Make Whole Payments would be recognized as compensation income on the date received.
Stock Appreciation Rights. The receipt of a Stock Appreciation Right is not a taxable event. The Stock Appreciation Right is taxable only when the Administrative Committee certifies that the value of Associated stock increased during the performance period. The recipient will generally be required to recognize, as compensation income, any cash received.
Deductions by Associated. Associated generally will be entitled to a deduction for federal income tax purposes at the same time and in the same amount as the recipient is considered to have realized compensation income in connection with a Nonqualified Stock Option, a Restricted Stock Award, a Performance Share, a Make Whole Payment, or a Stock Appreciation Right, subject to Code section 162(m). Associated will receive no deduction for federal tax purposes at the time of the grant or exercise of an ISO. At the time of a disqualifying disposition of an ISO by a recipient, Associated generally will be entitled to a deduction for the amount taxable to the recipient as compensation income.

Vote Required For Approval
The affirmative vote of the holders of a majority of the outstanding shares of Common Stock present in person or by proxy at the Annual Meeting is required to approve the proposed amendments to the 2003 Plan.
Board Recommendation
The Board recommends that shareholders of Associated vote FOR approval of the proposed amendments to the 2003 Plan.
PROPOSAL 5
ELIMINATION OF CLASSIFIED BOARD OF DIRECTORS
Shareholder Gerald R. Armstrong has submitted a resolution in accordance with Associated’s Bylaws requesting that the Associated Board of Directors be declassified from its current three classes to one class. Mr. Armstrong’s resolution and supporting statement are set forth below. Associated will furnish the address and the share ownership of Mr. Armstrong upon request. Associated disclaims any responsibility for the content of this proposal and supporting statement, which are presented as received verbatim from the stockholder.
Resolution:

That the shareholders of ASSOCIATED BANC-CORP request its Board of Directors to take those steps necessary to eliminate the classification of terms of its Board of Directors to require that all Directors stand for election annually. The Board declassification shall be completed in a manner that does not affect the unexpired terms of the previously elected Directors.
Supporting Statement:

The proponent believes the election of directors is the strongest way that shareholders influence the directors of any corporation. Currently, ASSOCIATED’S board is divided into three classes with each class serving staggered three-year terms. Because of this structure, shareholders may only vote for one-third of the directors each year. This is not in the best interest of shareholders because it reduces accountability and is an unnecessary take-over defense.

In recent annual meetings, Sprint, Equity Residential Properties Trust, IStar Financial, West Coast Bancorp, Bristol-Myers Squibb, Dow-Jones, Equity Office Properties Trust, and Pfizer have enacted it.

PFIZER, INC. stated in its 2003 proxy statement: “The proposed amendment will allow shareholders to review and express their opinions on the performance of all Directors each year.

WEST COAST BANCORP stated in its 2003 proxy statement: “Annual election will facilitate the election of directors who will, in the view of a majority of shareholders, manage the company in the best interests of the company and its shareholders.”

WISCONSIN ENERGY CORPORATION adopted one year terms for its directors in their annual meeting held in 2004. Its proxy statement said: “A classified board has the effect of making it more difficult...for stockholders to change a majority of directors even where a majority of stockholders are dissatisfied with the performance of incumbent directors.

“The Board has carefully examined the arguments for and against continuation of the classified Board, considered stockholder opinions and corporate governance best practices and determined that the classified Board should be eliminated. The election of directors is the primary means for stockholders to influence corporate governance policies and to hold management accounta-

ble for implementing these policies, and the proposed amendment will allow stockholders to review and express their opinions on the performance of all directors each year, rather than over a three-year period. Because there is no limit to the number of terms an individual may serve, the continuity and stability of the Board’s membership and the Company’s policies and long-term strategic planning should not be affected.”

If you agree, please vote FOR this proposal.

BOARD RESPONSE
If a majority of the votes cast are voted FOR this Proposal 5, it will pass. Unless otherwise directed, all proxies will be voted AGAINST Proposal 5. The Board recommends that shareholders vote AGAINST the shareholder proposal for the reasons stated under “The Board’s Statement AGAINST Shareholder Proposal,” below.
The Board’s Statement AGAINST Shareholder Proposal
Associated is interested in considering the views of its shareholders regarding governance issues. At this time, the Board does not believe that this proposal is in the best interests of Associated or its shareholders for the reasons set forth below. Associated’s Articles of Incorporation have provided for a classified board of directors since 1970 when Associated became a bank holding company. The directors are grouped into three classes approximately equal in number and serve staggered three-year terms. Thus, each year approximately one-third of the Board is up for election, consistent with Section 180.0806 of the Wisconsin Statutes, which permits the creation of a classified board.
A major purpose of the classified board structure is to ensure that the majority of directors at any given time will have experience in the business and affairs of Associated. The Board believes that such a Board is best situated to maximize long-term shareholder value. Continuity on the Board is integral to developing, refining, and executing a long-term strategic plan and augmenting Associated’s long-term growth through acquisitions. The Board also believes continuity provides directors with a historical perspective of Associated that enhances their ability to make fundamental decisions that are best for Associated and its shareholders — including decisions on strategic transactions, significant capital commitments, and careful and consistent use of financial and other resources. At the same time, the Board remains accountable to the shareholders, who retain the power to influence the composition of the Board by proposing alternate nominees, and by using their voting rights to elect the directors to the class to be elected each year. Moreover, it has been Associated’s experience in numerous business combinations that the existence of a classified board has facilitated negotiations with the members of management of a target bank holding company who would seek a role on Associated’s Board as a representative of the target’s shareholders’ interests for an initial elected term of greater than one year.
Additionally, a classified board structure may enhance the Board’s ability to negotiate the best results for shareholders in a takeover situation. A classified board structure encourages a person seeking to obtain control of Associated to negotiate with the Board, and thus positions the Board to better ensure that any such offer is in the best interests of the shareholders. At least two annual meetings would be required for a person seeking to take control of Associated to effect a change in control of the Board, giving directors time to evaluate the adequacy and fairness of any takeover proposal and the ability to negotiate the best terms. A classified board does not preclude unsolicited acquisition proposals nor does it prevent companies from being acquired at prices that are fair and adequate but, by eliminating the threat of imminent removal, puts the incumbent board in a position of strength to negotiate the maximum value to all shareholders.
Again, the Board is interested in taking actions that the shareholders believe are in the best interest of Associated. However, considering all the relevant factors set forth above, the Board believes that a classified board of directors is still in the best interests of Associated and its shareholders at this time. The Board recommends a vote AGAINST this proposal.
For the foregoing reasons, the Board recommends that shareholders vote AGAINST this proposal. A proxy will be voted AGAINST this proposal unless a shareholder otherwise specifies in the proxy.
OTHER MATTERS THAT MAY COME BEFORE THE MEETING
As of the date of this Proxy Statement, Associated is not aware that any matters are to be presented for action at the meeting other than those described in this Proxy Statement. If any matters properly come before the Annual Meeting, the proxy form sent herewith, if executed and returned, gives the designated proxies discretionary authority with respect to such matters.
SHAREHOLDER PROPOSALS
Proposals of a shareholder submitted pursuant to Rule 14a-8 of the Securities and Exchange Commission (“Rule 14a-8”) for inclusion in the proxy statement for the annual meeting of shareholders to be held April 26, 2006, must be received by Associated at its executive offices not later than November 16, 2005. This notice of the annual meeting date also serves as the notice by Associated under the advance-notice Bylaw described below.
A shareholder that intends to present business other than pursuant to Rule 14a-8 at the next annual meeting, scheduled to be held on April 26, 2006, must comply with the requirements set forth in Associated’s Bylaws. To bring business before an annual meeting, Associated’s Bylaws require, among other things, that the shareholder submit written notice thereof to Associated’s executive offices not less than 60 days or more than 75 days prior to the meeting. Therefore, Associated must receive notice of a shareholder proposal submitted other than pursuant to Rule 14a-8 no sooner than February 10, 2006, and no later than February 25, 2006. If notice is received before February 10, 2006, or after February 25, 2006, it will be considered untimely, and Associated will not be required to present such proposal at the April 26, 2006, annual meeting.
By Order of the Board of Directors,
Brian R. Bodager
Chief Administrative Officer,
General Counsel & Corporate Secretary
Green Bay, Wisconsin
March 16, 2005

APPENDIX A
ASSOCIATED BANC-CORP
AMENDED AND RESTATED LONG-TERM INCENTIVE STOCK PLAN
Section I. Purpose of the Plan. The purpose of this Associated Banc-Corp Restated Long-Term Incentive Stock Plan (the “Plan”) is (i) to associate more closely the interests of certain key employees of Associated Banc-Corp (the “Company”) and its affiliated units and directors of the Company (the “Participants”) with those of the Company’s stockholders by encouraging stock ownership, (ii) to provide long-term incentives and rewards to those key employees of the Company and its affiliated units who are in a position to contribute to the long-term success and growth of the Company, and (iii) to assist the Company in retaining and attracting key employees with requisite experience and ability.
Section II. Administration.
      (a) The Administrative Committee. The Plan shall be administered by the Administrative Committee of the Company’s Board of Directors (the “Committee”) composed of not less than three Directors. In the event that any member of the Committee is to be granted Options under the Plan, then said grant shall be made by the Board of Directors of the Company. The Board of Directors actions in such instances shall be governed by each of the provisions of the Plan to the extent applicable to the Committee. Options under the Plan can be granted to officers and directors of the Company only after the Plan has been ratified by the shareholders of the Company.
      (b) Authority and Discretion of Committee. Subject to the express provisions of the Plan and provided that all actions taken shall be consistent with the purposes of the Plan, the Committee shall have full and complete authority and the sole discretion to: (i) determine those key employees of the Company and its affiliated units who shall be among the Participants; (ii) select the Participants to whom awards are to be granted under this Plan; (iii) determine the size and the form of the award or awards to be granted to any Participant; (iv) determine the time or times such awards shall be granted; (v) establish the terms and conditions upon which such awards may be exercised and/or transferred; (vi) alter any restrictions or vesting schedules; and (vii) adopt such rules and regulations, establish, define, and/or interpret any other terms and conditions, and make all other determinations (which may be on a case-by-case basis) deemed necessary or desirable for the administration of the Plan.
      (c) Option Grants. Options granted under the Plan may, in the discretion of the Committee, be either Incentive Stock Options (“ISOs”) as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), or nonqualified stock options (collectively, “Options”). Each stock option agreement shall specifically state, for each Option granted thereunder, whether the Option is an ISO or a nonqualified stock option. In no event, however, shall both an ISO and a nonqualified stock option be granted together under the Plan in such a manner that the exercise of one Option affects the right to exercise the other. The provisions of this Plan and of each ISO granted hereunder shall be interpreted in a manner consistent with Section 422 of the Code and with all valid regulations issued thereunder. However, to the extent that any ISO granted hereunder does not comply with the provisions of Section 422, such ISO shall be treated as a nonqualified stock option for all purposes under the Code. ISOs may be granted only to employees of the Company and its affiliated units. No ISO shall be granted under the Plan subsequent to April 22, 2008. Except as provided in Section III(h)(2), all provisions of this Plan apply to both ISOs and nonqualified stock options.

Section III. Awards. Awards which the Committee may grant under the Plan may include any or all of the following, as described herein: Any form of Option, Stock Appreciation Right, Stock Award, Performance Shares, Performance Units, or Other Stock-Based Award granted under this Plan.
      (a) Nonqualified Stock Options. Nonqualified stock options are rights to purchase shares of the Common Stock of the Company, $.01 par value (“Common Stock”), at a price equal to the Fair Market Value of such Common Stock on the date of grant for a predetermined period of time.

(i) The Committee may grant nonqualified stock options either alone or in conjunction with Stock Appreciation Rights, as described in paragraph (c) below. It shall determine the number of shares of Common Stock to be covered by each such nonqualified stock option. Nonqualified stock options granted hereunder shall be evidenced by option agreements containing such terms and conditions as the Committee shall establish from time to time consistent with the Plan.

(ii) No nonqualified stock option shall be exercisable until it is vested and, thereafter, shall be immediately exercisable. A nonqualified stock option shall vest in accordance with terms set forth by the Committee at the date of grant in the option agreement.

(iii) In the event of termination of a Participant’s employment with the Company or its affiliated units for any reason, except as otherwise provided below, any non-vested portion of any nonqualified stock option granted to such Participant shall terminate immediately.

(iv) Except as described below or as otherwise determined by the Committee in its sole discretion, in the event of a Participant’s voluntary or involuntary termination of employment with the Company or its affiliated units, the vested portion of any nonqualified stock option granted to such Participant, but not yet exercised, shall terminate on the date of termination of employment.

(v) If a Participant’s employment with the Company or its affiliated unit terminates by reason of the Participant’s death, Permanent Disability, or Retirement, any outstanding nonqualified stock option then held by such Participant shall remain exercisable, but only to the extent such nonqualified stock option was exercisable on the date of such Participant’s termination of employment, until the earlier of (a) one year following the date of termination and (b) the expiration of the term of such Option. If on the date of such termination of employment, any such nonqualified stock option shall not be fully exercisable, the Committee shall have the discretion to cause such Option to continue to become exercisable on the date or dates specified therein as if such termination of employment had not occurred. The Committee may exercise the discretion granted to it by the preceding sentence at the time a nonqualified stock option is granted or at any time thereafter while such a nonqualified stock option remains outstanding.

(vi) The Committee will determine the conditions of a nonqualified stock option exercise, but in no event may any portion of a vested nonqualified stock option be exercisable later than 10 years from the date of the grant.

(vii) All nonqualified stock options shall vest immediately upon a Change in Control, as defined in Section IV(1) hereof.

(viii) The purchase price of shares purchased pursuant to any nonqualified stock option shall be equal to the Fair Market Value of such shares on the date of nonqualified stock option grant, as determined by the Committee, and shall be paid in full upon exercise, either (a) in cash; (b) by delivery of shares of Common Stock held for a period of at least six months (valued at their Fair Market Value on the date of nonqualified stock option exercise, as defined in Section IV); or (c) a combination of cash and Common Stock.

(ix) The Committee may at any time offer to buy out a nonqualified stock option previously granted, based on such terms and conditions as the Committee shall establish and communicate to the Participant at the time that such offer is made.
      (b) ISO. ISOs are rights to purchase shares of the Common Stock at a price equal to the Fair Market Value of such Common Stock on the date of grant for a predetermined period of time. Only Participants who are key employees (not directors who are not also employees) of the Company or an affiliated unit shall be eligible to receive an ISO grant. However, in the case of an ISO granted to a Participant who at the time of the grant owns (directly or indirectly, and including the Shares purchasable under such ISO) stock of the Company possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, the Option price shall be at least 110% of such Fair Market Value at the time the ISO is granted; provided further, that the Option price shall in no event be less than the par value of the Shares subject to such Option and the ISO must be exercised within 5 years of the date of grant.

(i) The Committee shall determine the number of shares of Common Stock to be covered by each such ISO. ISOs granted hereunder shall be evidenced by option agreements containing such terms and conditions as the Committee shall establish from time to time consistent with the Plan.

(ii) No ISO shall be exercisable until it is vested and, thereafter, shall be immediately exercisable. An ISO shall vest in accordance with terms set forth by the Committee at the date of grant in the option agreement.

(iii) In the event of termination of a Participant’s employment with the Company or its affiliated units for any reason, except as otherwise provided below or as otherwise determined by the Committee in its sole discretion, any non-vested portion of any ISO granted to such Participant shall terminate immediately.

(iv) Except as described below or as otherwise determined by the Committee in its sole discretion, in the event of a Participant’s voluntary or involuntary termination of employment with the Company or its affiliated units, the vested portion of any ISO granted to such Participant, but not yet exercised, shall terminate on the date of termination of employment.

(v) If a Participant’s employment with the Company or its affiliated unit terminates by reason of the Participant’s death, Permanent Disability, or Retirement, any outstanding ISO then held by such Participant shall remain exercisable, but only to the extent such option was exercisable on the date of such Participant’s termination of employment, until the earlier of (a) one year following the date of termination and (b) the expiration of the term of such ISO. If on the date of such termination of employment, any such ISO shall not be fully exercisable, the Committee shall have the discretion to cause such ISO to continue to become exercisable on the date or dates specified therein as if such termination of employment had not occurred. The Committee may exercise the discretion granted to it by the preceding sentence at the time an ISO is granted or at any time thereafter while such an ISO remains outstanding.

(vi) The Committee will determine the conditions of Option exercise, but in no event may any portion of a vested ISO be exercisable earlier than one year (except pursuant to a Change in Control) or later than ten years from the date of the grant.

(vii) All ISOs shall vest immediately upon a Change in Control, as defined in Section IV(1) hereof.

(viii) The purchase price of shares purchased pursuant to any ISO shall be equal to the Fair Market Value of such shares on the date of grant, as determined by the Committee, and shall be paid in full upon exercise, either (a) in cash; (b) by delivery of shares of Common Stock held for a period of at least six months (valued at their Fair Market Value on the date of ISO exercise, as defined in Section IV); or (c) a combination of cash and Common Stock.

(ix) The Committee may at any time offer to buy out an ISO previously granted, based on such terms and conditions as the Committee shall establish and communicate to the Participant at the time that such offer is made.
      (c) Stock Appreciation Rights. Stock Appreciation Rights are rights to receive cash and/or Common Stock in lieu of the purchase of shares under a related Option. The Committee may grant Stock Appreciation Rights to any optionee either at the time of the grant of the Option or, subsequently, by amendment to such grant. All Stock Appreciation Rights shall be evidenced by option agreements containing such terms and conditions as the Committee shall establish from time to time consistent with the Plan and shall be granted subject to the following terms and conditions and such other terms and conditions as the Committee may establish:

(i) Each Stock Appreciation Right shall be exercisable at the same time as the related Option is exercisable.

(ii) Each Stock Appreciation Right shall entitle the holder thereof to surrender to the Company a portion of or all of the unexercised, but exercisable, related Option. With respect to each share of Common Stock as to which an optionee’s Option is surrendered upon exercise of any Stock Appreciation Right, the optionee shall be entitled to receive, in cash or in shares of Common Stock, the economic value of such Stock Appreciation Right. Such economic value shall be equal to the excess of the Fair Market Value (determined on the date of exercise of such Stock Appreciation Right) of one share of Common Stock over the option price per share specified in the related Option. The Optionee shall not be required to pay the Option exercise price upon surrender of the Option upon exercise of the related Stock Appreciation Right.

(iii) Each surrender of a portion of or all of an Option upon the exercise of a Stock Appreciation Right shall cause a share-for-share reduction in the number of shares of Common Stock covered by the related Option.

(iv) Stock Appreciation Rights, when exercised, may be paid for by the Company in cash or Common Stock. The Committee shall have the sole and absolute discretion to determine the relative amounts of cash or Common Stock that may be paid or issued upon exercise of Stock Appreciation Rights.
      (d) Restricted Stock Awards. Restricted Stock Awards are stock grants, the payment of which will depend upon the Participant’s continued employment with the Company and may depend upon the achievement of certain financial performance objectives.

(i) The Committee may grant Restricted Stock either alone or in conjunction with Performance Shares as described in paragraph (e), below. It shall determine the number of shares of Restricted Stock to be covered by each such grant.

(ii) Restricted Stock is Common Stock acquired by a Participant subject to the restrictions described in the following subsections.

(iii) Restricted Stock may not be sold, transferred, or otherwise disposed of, pledged, or otherwise encumbered during a period set by the Committee, commencing with the date of such award. In the event of the termination of employment of a recipient of Restricted Stock for any reason except death, Retirement, or Permanent Disability, the recipient shall transfer or cause to be transferred to the Company title to the Restricted Stock owned by such recipient within 30 days following such termination.

(iv) Restriction terms and conditions will be set by the Committee at the time of award. These conditions may include the requirement that certain financial performance objectives of a Participant or the Company are achieved.

(v) Upon the occurrence of the earlier of the death or Permanent Disability of the recipient of Restricted Stock, the restrictions against sale, transfer, and other disposition and against pledge or other encumbrance of such Restricted Stock, which have not otherwise lapsed, shall immediately lapse.

(vi) Upon the occurrence of Retirement, the restrictions against sale, transfer, or other disposition and against pledge or other encumbrance, as to a portion of the Restricted Stock (Portion A), as to which restrictions have not otherwise lapsed, shall immediately lapse. The retiree shall transfer or cause to be transferred to the Company title to the balance of the Restricted Stock (i.e., the portion of Restricted Stock as to which restrictions have not otherwise lapsed and which is not included in Portion A) within 30 days following such Retirement.

For purposes of this subsection, Portion A will be determined separately for each block of Restricted Stock for which restrictions are due to lapse on a different date. For each such block, Portion A will be determined by multiplying the number of shares in such block by a fraction, the numerator of which is the number of months from the date of grant of that block of Restricted Stock to the date of retiree’s Retirement and the denominator of which is the number of months from the date of grant of that block of Restricted Stock to the date that restrictions on such block are due to lapse, as determined by the Committee. In the event that the total Portion A calculated for all restricted stock owned by a retiree is a fraction, such fraction shall be rounded up to the nearest whole number.

By way of illustration, if a Participant was granted 100 shares of Restricted Stock on January 1, 1994, with the restrictions on such stock due to lapse on January 1, 1999, and 200 shares of Restricted Stock on January 1, 1995, with the restrictions on such stock due to lapse on January 1, 2000, and if the Participant retired on January 1, 1996, Portion A would be determined separately for the Restricted Stock granted on January 1, 1994, and for the Restricted Stock granted on January 1, 1995. With respect to the Restricted Stock granted on January 1, 1994, Portion A would equal 40 shares [determined by multiplying 100 (the number of shares in such block) by 24/60 (the number of months from the date of grant to the date of Retirement divided by the number of months from the date of grant to the date of lapse)]. Thus, the total amount of stock included in Portion A for the Participant would be 60 shares (40 plus 20).

(vii) All restrictions shall lapse immediately upon a Change in Control, as defined in Section IV(1) hereof.

(viii) Certificates issued in respect of Restricted Stock granted under the Plan shall be registered in the name of the recipient but shall bear the following legend:

“The transferability of this certificate and the shares of stock represented hereby is restricted and the shares are subject to the further terms and conditions contained in the Amended and Restated Long-Term Incentive Stock Plan of Associated Banc-Corp (the “Company”). A copy of said Plan is on file in the office of the Secretary of the Company at the Company’s offices in Green Bay, Wisconsin.”

(ix) In order to enforce the restrictions, terms, and conditions on Restricted Stock, each recipient thereof shall, immediately upon receipt of a certificate or certificates representing such stock, deposit such certificates, together with stock powers and such other instructions of transfer as the Committee may require, appropriately endorsed in blank, with the Company as Escrow Agent under an escrow agreement in such form as shall be determined by the Committee.

      (e) Performance Shares. Each Restricted Stock Award may be accompanied by a Performance Share Award.

(i) On the date the restrictions lapse on an accompanying Restricted Stock Award, each Performance Share awarded will result in payment to the recipient of the Performance Share

Award, in Common Stock or in cash, of an amount equal to the Fair Market Value of one share of Company Common Stock on such date multiplied by sum of the highest Federal and state of residence of Participant marginal income tax rates in effect in the year in which restrictions lapse. A marginal income tax rate is the rate of tax applicable to the last dollar of income earned by the taxpayer. The Committee shall have the sole and absolute discretion to determine the relative amounts of cash or Common Stock that may be paid or issued in satisfaction of a Performance Share Award.

(ii) The number of Performance Shares shall be determined by the Committee and will be granted on the same date as is the Restricted Stock Award.

      (f) Performance Units. Performance Units may be awarded either alone or in addition to other Awards granted under this Plan and shall consist of the right to receive a fixed dollar amount, payable in cash or Common Stock or a combination of both. The Committee shall determine the employees to whom and the time or times at which Performance Units shall be awarded, the number of Performance Units to be awarded to any person, the duration of the period during which, and the conditions under which, a Participant’s right to Performance Units will be vested and the ability of Participants to defer the receipt of payment of such Performance Units.

The Committee may condition the vesting of Performance Units upon the attainment of specified financial performance objectives of a Participant or the Company or such other factors or criteria as the Committee shall determine.
      (g) Other Stock-Based Awards. Other awards of Common Stock and cash awards that are valued in whole or in part by reference to, or are payable in or otherwise based on, Common Stock (“Other Stock-Based Awards”) including, without limitation, Awards valued by reference to performance concepts, may be granted either alone or in addition to or in tandem with Options, Stock Appreciation Rights, Stock Awards, Performance Shares, or Performance Units.
      (h) Limitations on Grants.

1. The following limitations will apply to grants of Options or Stock Appreciation Rights under the Plan:

(i) No Participant will be granted Options or Stock Appreciation Rights under the Plan to receive more than 100,000 shares of Common Stock in any fiscal year, provided that the Company may make an additional one-time grant of up to 20,000 shares to newly hired employees; and

(ii) No Participant will be granted Options or Stock Appreciation Rights under the Plan to purchase more than 1,000,000 shares over the term of the Plan, provided that, if the number of shares available for issuance under the Plan is increased, the maximum number of Options or Stock Appreciation Rights that any Participant may be granted also automatically will increase by a proportionate amount of equal shares for each additional fiscal year in which shares are allocated for issuance under the Plan.

Except as to forfeited shares, the payment of cash dividends and dividend equivalents in conjunction with outstanding awards shall not be counted against the shares available for issuance.

The foregoing limitations are intended to satisfy the requirements applicable to Options and Stock Appreciation Rights so as to qualify such awards as “performance-based compensation” within the meaning of Section 162(m) of the Code. In the event that the Committee determines that such limitations are not required to qualify Options or Stock Appreciation Rights as performance-based compensation, the Committee may modify or eliminate such limitations.

2. The following limitations will apply to grants of ISOs under the Plan:

(i) The aggregate Fair Market Value (determined at the time the ISOs are granted) of the Shares with respect to which the ISOs are exercisable for the first time by an employee during any calendar year shall not exceed $100,000. This limitation shall be applied by taking ISOs into account in the order they were granted.

(ii) Shares acquired upon the exercise of an ISO shall not be disposed of (a) within two (2) years following the date the ISO was granted; nor (b) within one (1) year following the date shares of Common Stock are transferred to the employee.
Section IV. Miscellaneous Provisions.
      (a) Rights of Recipients of Awards. A holder of Options, Stock Appreciation Rights, Performance Shares, Performance Units, and Other Stock-Based Awards granted under the Plan shall have no rights as a shareholder of the Company by virtue thereof unless and until certificates for shares are issued. The holder of a Restricted Stock Award will be entitled to receive any dividends on such shares in the same amount and at the same time as declared on shares of Common Stock of the Company and shall be entitled to vote such shares as a shareholder of record.
      (b) Assignment. Options, Stock Appreciation Rights, Performance Shares, Performance Units, Other Stock-Based Awards, or any rights or interests of a Participant therein, shall be assignable or transferable by such Participant at the discretion of the Committee or by will or the laws of descent and distribution.
      (c) Further Agreements. All Options, Stock Appreciation Rights, Restricted Stock Awards, Performance Shares, Performance Units, and Other Stock-Based Awards granted under this Plan shall be evidenced by agreements or other written documents from the Company, in such form and containing such terms and conditions (not inconsistent with this Plan) as the Committee may require. Such agreement may set forth certain restrictive covenants applicable to the Participant and penalties for the breach thereof, as determined by the Committee in its sole discretion.
      (d) Replacement Options. Upon cancellation of an outstanding Option, replacement Options may be issued in an amount and with such terms as the Committee may determine.
      (e) Deferral of Exercise.

(i) Securities Law Restrictions. Although the Company intends to use its best efforts so that the shares purchasable upon the exercise of Options will be registered under, or exempt from the registration requirements of the federal Securities Act of 1933, as amended (the “Securities Act”), and any applicable state securities law at the time Options become exercisable, if the exercise of an Option or any part of it would otherwise result in the violation by the Company of any provision of the Securities Act or of any state securities law, the Company may require that such exercise be deferred until the Company has taken appropriate action to avoid any such violation.

(ii) Legal and Other Requirements. No shares of Common Stock shall be issued or transferred upon exercise of any award under the Plan unless and until all legal requirements applicable to the issuance or transfer of such shares and such other requirements as are consistent with the Plan have been complied with to the satisfaction of the Committee. The Committee may require that prior to the issuance or transfer of Common Stock hereunder, the recipient thereof shall enter into a written agreement to comply with any restrictions on subsequent disposition that the Committee or the Company deem necessary or advisable under any applicable law, regulation, or official interpretation thereof. Certificates of stock issued hereunder may bear a legend to reflect such restrictions.
      (f) Withholding of Taxes. Pursuant to applicable Federal, state, local, or foreign tax laws, the Company may be required to collect income or other taxes upon the grant of certain awards, the exercise of an Option or Stock Appreciation Right, or the lapse of restrictions on a Restricted Stock Award or Performance Share, Performance Unit, or Other Stock-Based Award. The Company may deduct from payments made under the Plan, or require, as a condition to such award or to the exercise of an Option or Stock Appreciation Right, that the recipient pay the Company, at such time as the Committee or the Company determine, the amount of any taxes which the Committee or the Company determine, in their discretion are required to be withheld.
      (g) Right to Awards. No employee of the Company or its affiliated unit or other person shall have any claim or right to be a Participant in this Plan or to be granted an award hereunder. Neither the adoption of this Plan nor any action taken hereunder shall be construed as giving any Participant any right to be retained in the employ of the Company or any affiliated unit nor shall the grant of any award hereunder constitute a request or consent to postpone the retirement date of a Participant. Nothing contained hereunder shall be construed as giving any Participant or any other person any equity or interest of any kind in any assets of the Company or creating a trust of any kind or a fiduciary relationship of any kind between the Company and any such person. As to any claim for any unpaid amounts under the Plan, any Participant or any other person having a claim for payments shall be an unsecured creditor.
      (h) Fair Market Value. The “Fair Market Value” of the Common Stock of the Company shall be determined by the Committee and shall be the closing price as reported on the NASDAQ National Market System as reported in the Wall Street Journal, for the Company’s Common Stock for the trading day of the date of the grant or exercise, whichever is appropriate. If no trade occurs on the NASDAQ National Market System on such date, the “Fair Market Value” of the Common Stock of the Company shall be determined by the Committee in good faith.
      (i) Permanent Disability. “Permanent Disability” shall mean a finding by the Committee that a Participant is fully and permanently unable to be gainfully employed because of a physical or mental disability.
      (j) Retirement. “Retirement” shall mean any date on which an employee retires under the terms and conditions of the Company’s Profit Sharing & Retirement Savings Plan provided, however, that the employee has attained age 55 as of such date.
      (k) Indemnity. Neither the Board of Directors nor the Company, nor any members of either, nor any employees of the Company or its affiliated units, shall be liable for any act, omission, interpretation, construction, or determination made in good faith in connection with their responsibilities with respect to the Plan, and the Company hereby agrees to indemnify the members of the Board of Directors, the members of the Committee, and the employees of the Company and its affiliated units with respect to any claim, loss, damage, or expense (including counsel fees) arising from any such act, omission, interpretation, construction, or determination with respect to the Plan or any action taken pursuant to it to the full extent permitted by law and the Articles of Incorporation of the Company.
      (l) Change in Control. “Change in Control” shall mean a change in control of the Company that shall be deemed to have occurred only if:

(i) 25% or more of the outstanding voting securities of the Company changes beneficial ownership as a result of a tender offer;

(ii) The Company is merged or consolidated with another corporation, and as a result of such merger or consolidation, less than 75% of the outstanding voting securities of the surviving or resulting corporation is owned in the aggregate by the shareholders of the Company who owned such securities immediately prior to such merger or consolidation, other than affiliates (within the meaning of the Exchange Act) of any party to such merger or consolidation;

(iii) The Company sells at least 85% of its assets to any entity which is not a member of the control group of corporations, within the meaning of Internal Revenue Code section 1563, of which the Company is a member; or

(iv) A person, within the meaning of sections 3(a)(9) or 13(d)(3) of the Exchange Act, acquires 25% or more of the outstanding voting securities of the Company (whether directly, indirectly, beneficially, or of record).
      For purposes hereof, ownership of voting securities shall take into account and shall include ownership as determined by applying the provisions of Rule 13d-3(d)(1)(i) (relating to options) of the Exchange Act.
      (m) Transfers and Leaves. A change in employment or service from the Company to an affiliated unit of the Company, or vice versa, shall not constitute termination of employment or service for purposes of the Plan. Furthermore, the Committee (or Board of Directors in case of a member of the Committee) may determine that for purposes of the Plan, a Participant who is on leave of absence will still be considered as in the continuous employment or service of the Company.
      (n) No Fiduciary Relationship or Responsibility. The Plan is not subject to ERISA. Under ERISA and related federal laws, the Company is not a fiduciary with respect to the Plan, and has no fiduciary obligation with respect to any Participant, beneficiary, or other person claiming a right hereunder. Further, nothing herein contained, and no action or inaction arising pursuant hereto, shall give rise under state or federal law to a trust of any kind or create any fiduciary relationship of any kind or degree for the benefit of Participants, any beneficiary, or any other person.
      (o) Severability of Provisions. If any provision of this Plan is held to be invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions, and this Plan shall be construed and enforced as if such provision had not been included.
      (p) Governing Law. This Plan shall be governed, administered, construed, and enforced according to the laws of the United States and the State of Wisconsin law to the extent not preempted by the laws of the United States.
      (q) Waiver. A waiver by a party of any of the terms and conditions of this agreement in any instance shall not be deemed or construed to be a waiver of such term or condition for the future, or of any subsequent breach thereof, or of any other term or condition of this agreement.
      (r) Entire Agreement. This Plan constitutes the entire agreement between the parties respecting the subject matter hereof, and there are no representations, warranties, agreements, or commitments of the Company hereto except as set forth herein. This Plan may be amended only by an instrument in writing.
Section V. Amendment and Termination; Adjustments Upon Changes in Stock. The Board of Directors of the Company may at any time, and from time to time, amend, suspend, or terminate the Plan in whole or in part; provided, that such amendment shall be subject to shareholder approval to the extent required by applicable law or the rules of the NASDAQ National Market System or any other exchange or market on which any of the Company’s securities are traded. Except as provided herein, no amendment, suspension, or termination of the Plan may impair the rights of a Participant to whom an award has been granted without such Participant’s consent. If there shall be any change in the stock subject to the Plan or to any Option, Stock Appreciation Right, Restricted Stock Award, Performance Share Award, Performance Unit, Other Stock-Based Award, or other award granted under the Plan, through merger, consolidation, reorganization, recapitalization, stock dividend, stock split, or other change in the corporate structure, appropriate adjustments may be made by the Board of Directors of the Company in the aggregate number and kind of shares and the price per share subject to outstanding Options, Stock Appreciation Rights, Restricted Awards, Performance Share Awards, Performance Units, Other Stock-Based Awards, or other awards.

Section VI. Shares of Stock Available. The shares available for Options, Stock Appreciation Right Awards, Restricted Stock Awards, Performance Share Awards, Performance Units, Other Stock-Based Awards, or other awards under this Plan shall not exceed 14,160,862 shares of the Company’s common stock (adjusted for stock dividends and splits), $.01 par value. This amount will be reduced upon the exercise of an Option, by the number of shares exercised; upon the exercise of a Stock Appreciation Right, by an amount equal to the number of shares covered by the Option cancelled due to Stock Appreciation Rights exercised; by the number of shares which are released due to the lapse of restrictions in case of a Restricted Stock Award; by the number of Performance Shares paid (in cash or Common Stock) at the time restrictions lapse on the Restricted Stock Awards which the Performance Shares accompany; and, with respect to Performance Units or Other Stock-Based Awards, paid at the time restrictions lapse on such awards. Any shares subject to an Option hereunder that for any reason expires, terminates, or is cancelled (other than because of the exercise of an attached Stock Appreciation Right or the unexercised expiration of such Option); shares reacquired by the Company because the Participant’s employment with the Company terminates prior to the lapse of restrictions on Restricted Stock Awards; or Performance Shares not paid because the Participant’s employment with the Company terminates prior to the lapse of restrictions on accompanying Restricted Stock Awards will be available for further awards. Shares of Common Stock available for Options, Stock Appreciation Right Awards, Restricted Stock Awards, and Performance Share Awards, Performance Units, or Other Stock-Based Awards may be authorized but unissued shares, treasury shares, or shares reacquired on the open market. No fractional shares shall be issued under the Plan. Cash may be paid in lieu of any fractional shares and settlement of awards under the Plan.
Section VII. Effective Date and Term of the Plan. Subject to shareholder approval, the effective date of the amendment and restatement of the Plan is the date on which shareholder approval is obtained (the “Effective Date”). Awards under the Plan may be made for a period of ten years commencing on such date. The period during which an Option or other Award may be exercised may extend beyond that time as provided herein. Unless otherwise agreed to by the Participant in writing, awards made prior to the Effective Date shall remain subject to the terms and conditions of the Plan prior to its amendment and restatement and the applicable option (or other award) agreement.
Section VIII. Disclaimer. Associated is not responsible for the failure of optionees to make timely exercises, nor will any exception to the Plan be granted because of such failure and inaction.
Adopted by the Administrative Committee of the Board of Directors: January 26, 1994.
Adopted by the Board of Directors: January 26, 1994.
Approved by Shareholders at the April 28, 1994, Annual Meeting.
Amended by the Board of Directors: October 23, 1996.
Amended by the Administrative Committee of the Board of Directors: January 22, 1997.
Adopted by the Board of Directors: January 22, 1997.
Approved by the Shareholders at the April 23, 1997, Annual Meeting.
Amended by the Administrative Committee of the Board of Directors: January 28, 1998.
Adopted by the Board of Directors: January 28, 1998.
Approved by the Shareholders at the April 22, 1998, Annual Meeting.
Amended by the Administrative Committee of the Board of Directors: January 27, 1999

Adopted by the Board of Directors: January 27, 1999
Amended by the Administrative Committee of the Board of Directors: January 23, 2002
Adopted by the Board of Directors: January 23, 2002
Approved by the Shareholders at the April 24, 2002, Annual Meeting
Amended by the Administrative Committee of the Board of Directors: January 26, 2005
Adopted by the Board of Directors: January 26, 2005
Approved by the Shareholders at the April      , 2005, Annual Meeting

Appendix B
ASSOCIATED BANC-CORP
2003 LONG-TERM INCENTIVE PLAN
Section I. Purpose and Adoption.
      (a) Purpose of the Plan. The purpose of this Associated Banc-Corp 2003 Long-Term Incentive Plan (the “Plan”) is (i) to associate more closely the interests of certain key employees of Associated Banc-Corp (the “Company”) and its affiliated units and directors of the Company (the “Participants”) with those of the Company’s shareholders by encouraging stock ownership, (ii) to provide long-term stock and cash incentives and rewards to those key employees of the Company and its affiliated units who are in a position to contribute to the long-term success and growth of the Company, and (iii) to assist the Company in attracting and retaining key employees with requisite experience and ability.
      (b) Adoption. The Plan has been approved by the Board of Directors of the Company (the “Board”), to be effective as of January 1, 2003 (the “Effective Date”), but is subject to the approval of the shareholders of the Company. If the Company fails to obtain shareholder approval within 12 months after the Plan is adopted by the Board, any awards granted under the Plan will become void.
Section II. Administration.
      (a) The Administrative Committee. The Plan shall be administered by the Administrative Committee of the Company’s Board of Directors (the “Committee”), or such other committee as is appointed by the Board to address compensation matters, composed of not less than two Directors. The Directors forming the Committee shall each be an “outside director” within the meaning of Internal Revenue Code (“Code”) section 162(m), an “independent director” within the meaning of the rules of the Nasdaq National Market System, and a “Non-Employee Director” within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934 (the “Exchange Act”). The members of the Committee shall be appointed by, and serve at the pleasure of, the Board. In the event that any member of the Committee is to be granted an award under the Plan, then said award shall be made by the Board. The Board’s actions in such instances shall be governed by each of the provisions of the Plan to the extent applicable to the Committee.
      (b) Authority and Discretion of Committee. Subject to the express provisions of the Plan and provided that all actions taken shall be consistent with the purposes of the Plan, the Committee shall have full and complete authority and the sole discretion to: (i) determine those key employees of the Company and its affiliated units who shall be among the Participants; (ii) select the Participants to whom awards are to be granted under this Plan, (iii) determine the size and the form of the award or awards to be granted to any Participant; (iv) determine the time or times such awards shall be granted; (v) establish the terms and conditions upon which such awards may be exercised and/or transferred; (vi) alter any restrictions or vesting schedules; and (vii) adopt such rules and regulations, establish, define, construe, interpret, and implement any other terms and conditions, and make all other determinations (which may be on a case-by-case basis) deemed necessary or desirable for the administration of the Plan.

The Committee may delegate such of its powers and authority under the Plan as it deems appropriate to a subcommittee of the Committee. Such subcommittee shall consist of at least two individuals, all of whom meet the requirements set forth in section II(a) above. The Committee shall not have or exercise any discretion that would disqualify amounts payable under section III(a), (b), (d), (e), or (f) as performance-based compensation for purposes of Code section 162(m). The designation of a Participant to receive an award under one portion of the Plan does not require the Committee to include such Participant under other portions of the

Plan. The designation of a Participant in any year shall not require the Committee to designate such person to receive an award in any other year.

(c) Option Grants. Options granted under the Plan may, in the discretion of the Committee, be either Incentive Stock Options (“ISOs”) as defined in Code section 422 or nonqualified stock options (collectively, “Options”). Each stock option agreement shall specifically state, for each Option granted thereunder, whether the Option is an ISO or a nonqualified stock option. In no event, however, shall both an ISO and a nonqualified stock option be granted together under the Plan in such a manner that the exercise of one Option affects the right to exercise the other. The provisions of this Plan and of each ISO granted hereunder shall be interpreted in a manner consistent with Code section 422 and with all valid regulations issued thereunder. However, to the extent that any ISO granted hereunder does not comply with the provisions of Code section 422, such ISO shall be treated as a nonqualified stock option for all purposes under the Code. ISOs may be granted only to employees of the Company and its affiliated units. No ISO shall be granted under the Plan subsequent to December 31, 2012.

Section III. Awards. Awards which the Committee may grant under the Plan may include any or all of the following, as described herein: Any form of Option, Restricted Stock, Performance Shares, Make Whole Payments, or Stock Appreciation Rights granted under this Plan.
      (a) Nonqualified Stock Options. Nonqualified stock options are rights to purchase shares of the Common Stock of the Company, $.01 par value (“Common Stock”), at a price equal to the Fair Market Value of such Common Stock on the date of grant for a predetermined period of time and which do not qualify as an ISO under Code section 422 or are not labeled by the Committee as an ISO.

(i) The Committee shall determine the number of shares of Common Stock to be covered by each such nonqualified stock option. Nonqualified stock options granted hereunder shall be evidenced by option agreements containing such terms and conditions as the Committee shall establish from time to time consistent with the Plan.

(ii) No nonqualified stock option shall be exercisable until it is vested and, thereafter, shall be immediately exercisable. A nonqualified stock option shall vest in accordance with terms set forth by the Committee at the date of grant in the option agreement.

(iii) In the event of termination of a Participant’s employment with the Company or its affiliated units for any reason, except as otherwise provided below, any non-vested portion of any nonqualified stock option granted to such Participant shall terminate immediately.

(iv) Except as described below, the Committee may in its sole discretion, permit at the time a nonqualified stock option is granted to allow a Participant to exercise a vested nonqualified stock option up to 90 days following a Participant’s voluntary or involuntary termination of employment with the Company or its affiliated units.

(v) The Committee may, in its sole discretion, permit at the time a nonqualified stock option is granted to provide that the nonqualified stock option, once vested, will remain exercisable after the Participant’s employment with the Company or its affiliated units terminates by reason of the Participant’s death, Total Disability, or Retirement, but only to the extent such nonqualified stock option was vested and exercisable on the date of such Participant’s termination of employment, until the earlier of (a) one year following the date of termination and (b) the expiration of the term of such Option. If on the date of such termination of employment, any such nonqualified stock option shall not be fully exercisable, the Committee shall have the discretion to cause such Option to continue to become exercisable on the date or dates specified therein as if such termination of employment had not occurred. The Committee may exercise the discretion granted to it by the preceding sentence at the time a nonqualified stock option is granted or at any time thereafter while such a nonqualified stock option remains outstanding.

(vi) The Committee will determine the conditions of a nonqualified stock option exercise, but in no event may any portion of the vested nonqualified stock option be exercisable later than 10 years from the date of the grant.

(vii) All nonqualified stock options shall vest immediately upon a Change of Control, as defined in section IV(m) hereof.

(viii) The purchase price of shares purchased pursuant to any nonqualified stock option shall be equal to the Fair Market Value of such shares on the date of nonqualified stock option grant, as determined by the Committee, and shall be paid in full upon exercise, either (a) in cash; (b) by delivery of shares of Common Stock held for a period of at least six months (valued at their Fair Market Value on the date of nonqualified stock option exercise, as defined in section IV(h)); or (c) a combination of cash and Common Stock.

(ix) The Committee may at any time offer to buy out a nonqualified stock option previously granted, based on such terms and conditions as the Administrative Committee shall establish and communicate to the Participant at the time that such offer is made.
      (b) ISO. ISOs are rights to purchase shares of the Common Stock at a price equal to the Fair Market Value of such Common Stock on the date of grant for a predetermined period of time. Only Participants who are key employees (not directors who are not also employees) of the Company or an affiliated unit shall be eligible to receive an ISO grant. However, in the case of an ISO granted to a Participant who at the time of the grant owns (directly or indirectly, and including the Shares purchasable under such ISO) stock of the Company possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, the Option price shall be at least 110% of such Fair Market Value at the time the ISO is granted; provided further, that the ISO must be exercised within five years of the date of grant.

(i) The Committee shall determine the number of shares of Common Stock to be covered by each such ISO. ISOs granted hereunder shall be evidenced by option agreements containing such terms and conditions as the Committee shall establish from time to time consistent with the Plan.

(ii) The Option price for an ISO under the Plan shall in no event be less than the Fair Market Value of the stock subject to the Option at the time the Option is granted.

(iii) No ISO shall be exercisable until it is vested and, thereafter, shall be immediately exercisable. An ISO shall vest in accordance with terms set forth by the Committee at the date of grant in the option agreement.

(iv) In the event of termination of a Participant’s employment with the Company or its affiliated units for any reason, except as otherwise provided below or as otherwise determined by the Committee in its sole discretion, any non-vested portion of any ISO granted to such Participant shall terminate immediately.

(v) Except as described below, the Committee may, in its sole discretion, permit at the time an ISO is granted to allow a Participant to exercise a vested ISO up to 90 days following the Participant’s voluntary or involuntary termination of employment with the Company or its affiliated units.

(vi) The Committee may, in its sole discretion, permit at the time an ISO is granted to provide that the nonqualified stock option, once vested, will remain exercisable after the Participant’s employment with the Company or its affiliated units terminates by reason of the Participant’s death, Total Disability, or Retirement but only to the extent such option was vested and exercisable on the date of such Participant’s termination of employment, until the earlier of (a) one year following the date of termination and (b) the expiration of the term of such ISO. Any Option executed more than 3 months after the Participant’s termination of employment due to Retirement shall not meet the requirements for tax treatment of an ISO.

Any Option executed more than 1 year after the Participant’s termination of employment due to Total Disability shall not meet the requirements for tax treatment of an ISO. Additionally, in the event of a Participant’s death, the Participant’s executor, administrator, or such person need not exercise the Option within 3 months after the death of the individual to whom the Option is granted to receive ISO treatment. If, on the date of such termination of employment, any such ISO shall not be fully exercisable, the Committee shall have the discretion to cause such ISO to continue to become exercisable on the date or dates specified therein as if such termination of employment had not occurred. The Committee may exercise the discretion granted to it by the preceding sentence at the time an ISO is granted or at any time thereafter while such an ISO remains outstanding.

(vii) The Committee will determine the conditions of ISO exercise, but in no event may any portion of a vested ISO be exercisable earlier than one year (except pursuant to a Change of Control) or later than ten years from the date of the grant.

(viii) All ISOs shall vest immediately upon a Change of Control, as defined in Section IV(m) hereof.

(ix) The purchase price of shares purchased pursuant to any ISO shall be equal to the Fair Market Value of such shares on the date of grant, as determined by the Committee, and shall be paid in full upon exercise, either (a) in cash; (b) by delivery of shares of Common Stock held for a period of at least six months (valued at their Fair Market Value on the date of ISO exercise, as defined in Section IV); or (c) a combination of cash and Common Stock.

(x) The Committee may at any time offer to buy out an ISO previously granted, based on such terms and conditions as the Committee shall establish and communicate to the Participant at the time that such offer is made.

      (c) Restricted Stock Awards. Restricted Stock Awards are stock grants, the vesting of which will depend upon the Participant’s continued employment with the Company.

(i) The Committee shall determine the number of shares of Restricted Stock to be covered by each separate grant under the Plan. The Committee shall determine which Participants will receive Restricted Stock. Restricted Stock will not qualify as “performance-based compensation” under Code section 162(m).

(ii) Restricted Stock is Common Stock acquired by a Participant subject to the restrictions described in the following subsections.

(iii) Restricted Stock may not be sold, transferred, or otherwise disposed of, pledged, or otherwise encumbered during a period set by the Committee, commencing with the date of such award.

(iv) Restriction terms and conditions will be set by the Committee at the time of award. These conditions will include a requirement that the Participant continue employment with the Company in order to vest the Restricted Stock. Vesting schedules pursuant to Restricted Stock Awards shall be “graded,” awarding the Participant with portions of the Restricted Stock over a course of years. The Committee shall have complete discretion to determine the length and timing of the graded vesting schedule.

(v) In the event of the termination of employment of a recipient of Restricted Stock for any reason, the recipient shall retain all stock that is vested pursuant to the vesting schedule prescribed by the Committee. Vesting, however, will not continue with respect to any Restricted Stock that was not fully vested at the time of the termination of employment.

(vi) All restrictions shall lapse immediately upon a Change of Control, as defined in Section IV(m) hereof.

(viii) Certificates issued in respect of Restricted Stock granted under the Plan shall be registered in the name of the recipient, but shall bear the following legend:

“The transferability of this certificate and the shares of stock represented hereby is restricted, and the shares are subject to the further terms and conditions contained in the 2003 Long-Term Incentive Plan of Associated Banc-Corp (the “Company”). A copy of said Plan is on file in the office of the Secretary of the Company at the Company’s offices in Green Bay, Wisconsin.”

(ix) To enforce the restrictions, terms, and conditions on Restricted Stock, each recipient thereof shall, immediately upon receipt of a certificate or certificates representing such stock, deposit such certificates, together with stock powers and such other instructions of transfer as the Committee may require, appropriately endorsed in blank, with the Company as Escrow Agent under an escrow agreement in such form as shall be determined by the Committee.
      (d) Performance Shares. Performance Shares are stock grants, the payment of which will depend upon the achievement by the Company of certain financial performance objectives.

(i) The Committee shall determine the number of shares of Performance Shares to be covered by each separate grant under the Plan. The Committee shall determine which Participants will receive Performance Shares.

(ii) Performance Shares are Common Stock acquired by Participants subject to the restrictions described in the following subsections.

(iii) Restriction terms and conditions will be set by the Committee at the time of Award. The Committee may select the appropriate performance measure from among the following types of measures: (a) basic or diluted earnings per share; (b) stock price growth; (c) return on equity; or (d) revenue growth.

(iv) For each Performance Period with respect to which a Performance Share Award may be earned by a Participant under the Plan, the Committee shall establish the performance goal in writing for such performance period by preparing an award schedule for each Participant. The Award schedule shall set forth the applicable performance period, performance measure(s), performance goal(s), and such other information (including a peer group modifier, if applicable) as the Committee may determine. The Committee may also grant a Performance Share Award pursuant to an award formula, such that the Participant could receive a specified percentage of the Performance Shares depending upon a range set as part of the performance goal. Once established for a performance period, such items shall not be amended or otherwise modified. Award schedules may vary from performance period to performance period and from Participant to Participant. The Committee must establish the performance goal applicable to each selected performance period no later than the earlier to occur of (a) 90 days after the commencement of the performance period, and (b) the date upon which twenty five percent (25%) of the performance period shall have elapsed.

(v) In the event of the termination of employment of a recipient of Performance Shares due to death, Total Disability, or Retirement, or if the Company terminates the Participant without cause, the Participant will receive a pro rata portion of the Performance Shares, based upon the length of the Participant’s employment during the performance period. The Committee will determine the amount of the prorated award by multiplying the amount of the award that would have been earned, determined at the end of the performance period, by a fraction. The numerator of the fraction equals the number of whole months such Participant was employed during the performance period. The denominator of the fraction equals the total number of months of the performance period. This paragraph (v) shall apply only if the Company meets the specified performance goal. The Participant will receive none of the Performance Shares if the Company does not meet the specified performance goal.

(vi) If, prior to the Committee’s certification that the performance goal has been met pursuant to the following paragraph, the Participant terminates employment for any reason other than death, Total Disability, or Retirement, or if the Company terminates the Participant’s employment with cause, the Participant shall receive none of the Performance Shares, regardless of the whether the Company meets the performance goal.

(vii) As soon as administratively feasible following the end of the performance period, the Committee will determine whether the Company has attained the performance goal. If the performance goal has been attained, the Committee will remove restrictions on the Participant’s Performance Shares. If the Company has not attained the performance goal, the Participant will forfeit the Performance Shares.

(viii) All restrictions shall lapse immediately upon any Change of Control, as defined in Section IV(m) hereof.

(ix) With respect to any Performance Share that does not qualify as performance-based compensation for purposes of Code section 162(m), the Committee is authorized to defer payment of such Awards until the Participant is no longer subject to the limits of Code section 162(m) or any successor statute, or a Change of Control occurs.

(x) Certificates issued in respect of Performance Shares granted under the Plan shall be registered in the name of the recipient, but shall bear the following legend:

“The transferability of the certificate and the shares of stock represented hereby is restricted, and the shares are subject to the further terms and conditions contained in the 2003 Long-Term Incentive Plan of Associated Banc-Corp (the “Company”). A copy of said Plan is on file in the office of the Secretary of the Company at the Company’s offices in Green Bay, Wisconsin.”

(xi) To enforce the restrictions, terms, and conditions on Performance Shares, each recipient thereof shall, immediately upon receipt of a certificate or certificates representing such stock, deposit such certificates, together with stock powers and such other instruments of transfer as the Committee may require, appropriately endorsed in blank with the Company as Escrow Agent under a escrow agreement in such form as shall be determined by the Committee.
      (e) Make Whole Payment.

(i) The Committee may, in its discretion, issue a Make Whole Payment to any Participant receiving a Restricted Stock Award or a Performance Share Award. The Committee will have discretion with respect to which Restricted Stock Awards or Performance Share Awards, if any, will be accompanied by a Make Whole Payment. The Committee will determine which awards will have an accompanying Make Whole Payment at the time the Committee grants the award.

(ii) With respect to any Make Whole Payment accompanying a Restricted Stock Award, the Participant will become entitled to the Make Whole Payment only with respect to shares of Restricted Stock that become vested. The Company will pay such Make Whole Payments in the year during which restrictions lapse on such shares. With respect to any Make Whole Payment accompanying a Performance Share, the Participant shall become entitled to the Make Whole Payment only if the Company attains the performance goal associated with the Performance Shares (or if a Participant becomes entitled to Performance Shares upon a Change of Control). The Company will pay the Make Whole Payment with respect to such shares in the year during which restrictions lapse on the shares.

(iii) The Committee will have discretion to issue any Make Whole Payment in the form of Common Stock or cash. The amount of a Make Whole Payment with respect to each share of Restricted Stock or Performance Share shall equal the sum of (a) the highest federal marginal income tax rate in effect in the year during which restrictions lapse (minus state taxes deducted), plus (b) the highest marginal income tax rate in the state of the Participant’s residence in effect in the year during which restrictions lapse.

(iv) With respect to any Make Whole Payment accompanying a Performance Share under the 2003 Plan that does not qualify as performance-based compensation for purposes of Code section 162(m), the Committee is authorized to defer payment of such Make Whole Payment generally until the Performance Share with which it is associated becomes payable. In the event that a Performance Share qualifies as performance-based compensation for purposes of Code section 162(m) in the year that the performance goal is certified by the Committee, but the accompanying Make Whole Payment would not qualify as performance-based compensation for purposes of Code section 162(m), no Make Whole Payment will be made with respect to such Performance Share.

      (f) Stock Appreciation Rights — 162(m) Employees. The Committee may award Stock Appreciation Rights under this subsection (f) to employees of the Company whose compensation may become subject to the Code section 162(m) deduction limits. All Stock Appreciation Rights issued under this subsection (f) are intended to satisfy the requirements applicable so as to qualify such Stock Appreciation Rights as “performance-based compensation” within the meaning of Code 162(m).

(i) Stock Appreciation Rights shall consist of the right to receive cash, Common Stock, or a combination of both. The Committee shall have complete discretion to determine whether a particular Stock Appreciation Right shall be paid in the form of cash or Common Stock. The Committee shall determine the number of Stock Appreciation Rights to be covered by each separate grant under the Plan. The Committee shall determine which Participants will receive Stock Appreciation Rights.

(ii) Under a Stock Appreciation Right, the Administrative Committee will base the amount of compensation the Participant will receive solely on the increase in value of the Common Stock of the Company after the date of the grant.

(iii) The Administrative Committee shall have the discretion, at the time of the grant, to determine: (a) the times at which Stock Appreciation Rights shall be awarded; (b) the number of Stock Appreciation Rights awarded to each Participant; and (c) the performance period. The Administrative Committee shall have the discretion to reduce the amount payable under any Stock Appreciation Right subject to this subsection (f) after its original grant, but shall not have the discretion to increase the amount of any payment.

(iv) In the event of the termination of employment of a recipient of Stock Appreciation Rights under this subsection (f) due to death, Total Disability, or Retirement, or if the Company terminates the Participant without cause, the Participant will receive under each Stock Appreciation Right the difference between the value of Common Stock at the beginning of the performance period and the value of Common Stock at the time of termination. The preceding sentence shall apply only if the value of Common Stock increased during the shortened performance period.

(v) In the event of a Change in Control, the Participant will receive under each Stock Appreciation Right under this subsection (f) the difference between the value of Common Stock at the beginning of the performance period and the value of Common Stock at the time of the Change of Control. The preceding sentence shall apply only if the value of Common Stock increased between the beginning of the performance period and the Change of Control.

(vi) If, prior to the Committee’s certification that the value of Common Stock increased during the performance period, the Participant terminates employment for any reason other than death, Total Disability, or Retirement, or if the Company terminates the Participant’s employment with cause, the Participant shall receive no payment pursuant to the Stock Appreciation Right.

(vii) As soon as administratively feasible following the end of the performance period (or after the Participant terminates employment due to death, Total Disability, or Retirement), the Committee will determine whether the value of Common Stock increased during the performance period. If the value has increased, the Company will pay to the Participant the amount of cash or Common Stock due under the Stock Appreciation Right. If the value has not increased, the Participant will receive no amount under the Stock Appreciation Right.

(viii) With respect to any Stock Appreciation Right under this subsection (f) of the 2003 Plan that does not qualify as performance-based compensation for purposes of Code section 162(m), the Committee is authorized to defer payment of the amount of the Stock Appreciation Right, until the Participant is no longer subject to the limits of Code section 162(m) or any successor statute or a Change of Control occurs.

      (g) Stock Appreciation Rights — Non-162(m) Employees. The Committee may award Stock Appreciation Rights under this subsection (g) only to employees of the Company whose salaries will not become subject to the Code section 162(m) deduction limits.

(i) Stock Appreciation Rights shall consist of the right to receive cash, Common Stock, or a combination of both. The Committee shall have complete discretion to determine whether a particular Stock Appreciation Right shall be paid in the form of cash or Common Stock. The Committee shall determine the number of Stock Appreciation Rights to be covered by each separate grant under the Plan. The Committee shall determine which Participants will receive Stock Appreciation Rights.

(ii) Under a Stock Appreciation Right, the Committee will base the amount of compensation the Participant will receive solely on the increase in value of the Common Stock of the Company after the date of the grant.

(iii) The Committee shall have the discretion, at the time of the grant, to determine: (a) the times at which Stock Appreciation Rights shall be awarded; (b) the number of Stock Appreciation Rights awarded to each Participant; and (c) the performance period. The Committee shall have the discretion to reduce or increase the amount payable under any Stock Appreciation Right subject to this subsection (g) at any time.

(iv) In the event of the termination of employment of a recipient of Stock Appreciation Rights under this subsection (g) due to death, Total Disability, or Retirement, or if the Company terminates the Participant without cause, the Participant will receive under each Stock Appreciation Right the difference between the value of Common Stock at the beginning of the performance period and the value of Common Stock at the time of termination. However, the Committee may, in its discretion, extend the performance period for such a Participant beyond the termination of employment until the end of the scheduled performance period under the specific grant. This paragraph (iv) shall apply only if the value of Common Stock increased during the performance period.

(v) In the event of a Change in Control, the Participant will receive under each Stock Appreciation Right under this subsection (g) the difference between the value of Common Stock at the beginning of the performance period and the value of Common Stock at the time of the Change of Control. The preceding sentence shall apply only if the value of Common Stock increased between the beginning of the performance period and the Change of Control.

(vi) If, prior to the Committee’s certification that the value of Common Stock increased during the performance period, the Participant terminates employment for any reason other than death, Total Disability, or Retirement, or if the Company terminates the Participant’s employment with cause, the Participant shall receive no payment pursuant to the Stock Appreciation Right.

(vii) As soon as administratively feasible following the end of the performance period, the Committee will determine whether the value of Common Stock increased during the performance period. If the value has increased, the Company will pay the Participant the amount of cash or Common Stock due under the Stock Appreciation Right. If the value has not increased, the Participant will receive no amount under the Stock Appreciation Right.

      (h) Limitations on Grants.

(i) The following limitations will apply to grants of Options under the Plan:

[a] No Participant will be granted Options under the Plan to receive more than 200,000 shares of Common Stock in any fiscal year, provided that the Company may make an additional one-time grant of up to 50,000 shares to newly hired employees.

[b] No Participant will be granted Options under the Plan to purchase more than 2,000,000 shares over the term of the Plan. However, if the number of shares available for issuance under the Plan is increased, the maximum number of Options that any Participant may be granted also automatically will increase by a proportionate amount of equal shares for each additional fiscal year in which shares are allocated for issuance under the Plan.

Except as to forfeited shares, the payment of cash dividends and dividend equivalents in conjunction with outstanding awards shall not be counted against the shares available for issuance.

The foregoing limitations are intended to satisfy the requirements applicable to Options so as to qualify such awards as “performance-based compensation” within the meaning of Code section 162(m). In the event that the Committee determines that such limitations are not required to qualify Options as performance-based compensation, the Committee may modify or eliminate such limitations.

(ii) The following limitations will apply to grants of ISOs under the Plan:

[a] The aggregate Fair Market Value (determined at the time the ISOs are granted) of the Shares with respect to which the ISOs are exercisable for the first time by an employee during any calendar year shall not exceed $100,000. This limitation shall be applied by taking ISOs into account in the order they were granted.

[b] The Participant must notify the Company if Shares acquired upon the exercise of an ISO are disposed of (a) within two (2) years following the date the ISO was granted; or (b) within one (1) year following the date shares of Common Stock are transferred to the employee.

[c] The aggregate number of shares available under the Plan to be granted as ISOs by the Committee will equal 3,000,000.

(iii) The following limitations will apply to grants of Performance Shares under the Plan:

[a] No Participant will be granted Performance Shares under the Plan in excess of 100,000 shares of Common Stock in any fiscal year, provided that the Company may make an additional one-time grant of up to 25,000 shares to newly hired employees. The value of Performance Shares issued to a Participant under the Plan for any fiscal year shall not exceed $4,000,000 with an additional one-time grant to newly hired employees up to $1,000,000.

[b] No Participant will be granted Performance Shares under the Plan in excess of 1,000,000 shares over the term of the Plan. If the number of such shares available for issuance under the Plan is increased, the maximum amount of Performance Shares that any Participant may be granted (in any fiscal year and over the term of the Plan) also automatically will increase by a proportionate amount of equal shares or cash.

[c] Pursuant to subsection (III)(e) above, the Committee may grant Make Whole Payments in connection with any Performance Share. No Participant will be granted a Make Whole Payment in excess of the total permissible number of shares indicated in the previous two paragraphs, multiplied by the amount of a Make Whole Payment, as specified in subsection (III)(e)(iii), above. If the number of Performance Shares available for issuance under the Plan is increased, the number of Make Whole Payments available under the Plan also automatically will increase by an amount proportionate to the increased number of Performance Shares available. The total value of Make Whole Payments made to any Participant under the Plan in any fiscal year shall not exceed $1,500,000.

The foregoing limitations are intended to satisfy the requirements applicable to Performance Shares so as to qualify such awards as “performance-based compensation” within the meaning of Code section 162(m). In the event that the Committee determines that such limitations are not required to qualify Performance Shares as performance-based compensation, the Committee may modify or eliminate such limitations.

(iv) The following limitations will apply to Stock Appreciation Rights under subsection (III)(f) of the Plan:

[a] No Participant will be granted Stock Appreciation Rights under subsection (III)(f) of the Plan in excess of 100,000 shares of Common Stock in any fiscal year (or cash equal to the Fair Market Value of such amount of Common Stock valued as of the time of the award payment), provided that the Company may make an additional one time grant of up to 25,000 shares (or the Fair Market Value of such shares valued at the time of the award payment) to newly hired employees.

[b] No Participant will be granted Stock Appreciation Rights under subsection (III)(f) of the Plan in excess of 1,000,000 shares over the term of the Plan (or the Fair Market Value of such shares valued as of the time of the award payment). If the number of such shares available for issuance under the Plan is increased, the maximum amount of Stock Appreciation Rights that any Participant may be granted (in any fiscal year and over the term of the Plan) also automatically will increase by a proportionate amount of equal shares or cash.

The foregoing limitations are intended to satisfy the requirements applicable to Stock Appreciation Rights so as to qualify such awards as “performance-based compensation” within the meaning of Code section 162(m). In the event that the Committee determines that such limitations are not required to qualify Stock Appreciation Rights as performance-based compensation, the Committee may modify or eliminate such limitations.
Section IV. Miscellaneous Provisions.
      (a) Rights of Recipients of Awards. A holder of Options, Performance Shares, Make Whole Payments, and Stock Appreciation Rights granted under the Plan shall have no rights as a shareholder of the Company by virtue thereof unless and until certificates for shares are issued. The holder of a Restricted Stock Award or a Performance Share Award will be entitled to receive any dividends on such shares in the same amount and at the same time as declared on shares of Common Stock of the Company and shall be entitled to vote such shares as a shareholder of record.
      (b) Assignment. ISOs under this Plan will not be transferable by the Participant at any time. Nonqualified stock options, Stock Appreciation Rights, or any rights or interests of a Participant therein, shall be assignable or transferable by such Participant only at the discretion of the

Committee or by will or the laws of descent and distribution. Restricted Stock and Performance Shares shall be assignable or transferable by such Participant only after the restrictions on such shares lapse.
      (c) Further Agreements. All Options, Restricted Stock Awards, Performance Shares, Make Whole Payments, and Stock Appreciation Rights granted under this Plan shall be evidenced by agreements or other written documents from the Company, in such form and containing such terms and conditions (not inconsistent with this Plan) as the Committee may require. No person shall have any rights under any award granted under the Plan unless and until the Committee and the Participant shall have executed such an agreement or received any other award acknowledgment authorized by the Committee expressly granting the award to such person and containing provisions setting forth the terms of the award. Such agreement may set forth certain restrictive covenants applicable to the Participant and penalties for the breach thereof, as determined by the Committee in its sole discretion.
      (d) Replacement Options. Upon cancellation of an outstanding Option, replacement Options may be issued in an amount and with such terms as the Committee may determine.
      (e) Deferral of Exercise.

(i) Securities Law Restrictions. Although the Company intends to use its reasonable efforts so that the shares purchased upon the exercise of Options will be registered under, or exempt from the registration requirements of the federal Securities Act of 1933, as amended (the “Securities Act”), and any applicable state securities law at the time Options become exercisable, if the exercise of an Option or any part of it would otherwise result in the violation by the Company of any provision of the Securities Act or of any state securities law, the Company may require that such exercise be deferred until the Company has taken appropriate action to avoid any such violation.

(ii) Legal and Other Requirements. No shares of Common Stock shall be issued or transferred upon exercise of any award under the Plan unless and until all legal requirements applicable to the issuance or transfer of such shares and such other requirements as are consistent with the Plan have been complied with to the satisfaction of the Committee. The Committee may require that, prior to the issuance or transfer of Common Stock hereunder, the recipient thereof shall enter into a written agreement to comply with any restrictions on subsequent disposition that the Committee or the Company deem necessary or advisable under any applicable law, regulation, or official interpretation thereof. Certificates of stock issued hereunder may bear a legend to reflect such restrictions.
      (f) Withholding of Taxes. The Company shall be entitled, if necessary or desirable, to withhold from any Participant, from any amounts due and payable by the Company to such Participant (or secure payment from such Participant in lieu of withholding), the amount of any withholding or other tax due from the Company with respect to any shares or cash payable under the Plan, and the Company may defer the exercise of any Options or the issuance of shares thereunder unless indemnified to its satisfaction.
      (g) Right to Awards. No employee of the Company or its affiliated unit or other person shall have any claim or right to be a Participant in this Plan or to be granted an award hereunder. Neither the adoption of this Plan nor any action taken hereunder shall be construed as giving any Participant any right to be retained in the employ of the Company or any affiliated unit nor shall the grant of any award hereunder constitute a request or consent to postpone the retirement date of a Participant. Nothing contained hereunder shall be construed as giving any Participant or any other person any equity or interest of any kind in any assets of the Company or creating a trust of any kind or a fiduciary relationship of any kind between the Company and any such person. As to any claim for any unpaid amounts under the Plan, any Participant or any other person having a claim for payments shall be an unsecured creditor.
      (h) Fair Market Value. The “Fair Market Value” of the Common Stock of the Company shall be determined by the Committee and shall be the closing price as reported on the Nasdaq National Market System as reported in the Wall Street Journal for the Company’s Common Stock for the trading day of the date of the grant, exercise, or award payment, whichever is appropriate. If no trade occurs on the Nasdaq National Market System on such date, the “Fair Market Value” of the Common Stock of the Company shall be determined by the Committee in good faith.
      (i) Total Disability. “Total Disability” shall mean a finding by the Committee that a Participant meets the standard for Total Disability as provided in the Associated Banc-Corp Long-Term Disability Plan.
      (j) Retirement. “Retirement” shall mean any date on which an employee retires under the terms and conditions of the Company’s Profit Sharing & 401(k) Plan provided, however, that the employee has attained age 55 as of such date.
      (k) Cause. The term “cause” in connection with a termination of employment by reason of a dismissal for cause shall mean:

(i) The willful and continued failure by a Participant to substantially perform his duties with the Company after a demand for substantial performance is delivered to the Participant by the Chief Executive Officer of the Company which specifically identifies the manner in which the Company believes that the Participant has not substantially performed his duties; or

(ii) The willful engaging by the Participant in misconduct that is materially damaging to the Company, monetarily or otherwise.

Any rights the Company may have under this Plan in respect of the events giving rise to cause shall be in addition to the rights the Company may have under any other agreement with a Participant or at law or in equity. Any determination of whether a Participant’s employment is (or is deemed to have been) terminated for cause for purposes of the Plan or any award hereunder shall be made by the Committee in its discretion. If, subsequent to a Participant’s voluntary termination of employment or involuntary termination of employment without cause, it is discovered that the Participant’s employment could have been terminated for cause, the Committee may deem such Participant’s employment to have been terminated for cause. A Participant’s termination of employment for cause shall be effective as of the date of the occurrence of the event giving rise to cause, regardless of when the determination of cause is made.
      (l) Indemnity. Neither the Board nor the Committee, nor any members of either, nor any employees of the Company or its affiliated units, shall be liable for any act, omission, interpretation, construction, or determination made in good faith in connection with their responsibilities with respect to the Plan, and the Company hereby agrees to indemnify the members of the Board, the members of the Committee, and the employees of the Company and its affiliated units with respect to any claim, loss, damage, or expense (including counsel fees) arising from any such act, omission, interpretation, construction, or determination with respect to the Plan or any action taken pursuant to it to the full extent permitted by law and the Articles of Incorporation of the Company.
      (m) Change of Control. A “Change of Control” shall be deemed to have occurred on the date of the following transactions:

(i) An offer is accepted in writing for a change in ownership of 25% or more of the outstanding voting securities of the Company;

(ii) An offer is accepted in writing whereby the Company will be merged or consolidated with another corporation, and as a result of such anticipated merger or consolidation, less than

75% of the outstanding voting securities of the surviving or resulting corporation will be owned in the aggregate by the shareholders of the Company who owned such securities immediately prior to such merger or consolidation, other than affiliates (within the meaning of the Exchange Act) of any party to such merger or consolidation;

(iii) An offer is accepted in writing whereby the Company sells at least 85% of its assets to any entity which is not a member of the control group of corporations, within the meaning of Code section 1563, of which the Company is a member; or

(iv) An offer is accepted in writing whereby a person, within the meaning of sections 3(a)(9) or 13(d)(3) of the Exchange Act, acquires 25% or more of the outstanding voting securities of the Company (whether directly, indirectly, beneficially, or of record).

For purposes hereof, ownership of voting securities shall take into account and shall include ownership as determined by applying the provisions of Rule 13d-3(d)(1)(i) (relating to options) of the Exchange Act.

      (n) Transfers and Leaves. A change in employment or service from the Company to an affiliated unit of the Company, or vice versa, shall not constitute termination of employment or service for purposes of the Plan. Furthermore, the Committee (or Board in case of a member of the Committee) may determine that for purposes of the Plan, a Participant who is on leave of absence will still be considered as in the continuous employment or service of the Company.
      (o) No Fiduciary Relationship or Responsibility. The Plan is not subject to ERISA. Under ERISA and related federal laws, the Company is not a fiduciary with respect to the Plan and has no fiduciary obligation with respect to any Participant, beneficiary, or other person claiming a right hereunder. Further, nothing herein contained, and no action or inaction arising pursuant hereto shall give rise under state or federal law to a trust of any kind or create any fiduciary relationship of any kind or degree for the benefit of Participants, any beneficiary, or any other person.
      (p) Severability of Provisions. If any provision of this Plan is held to be invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions, and this Plan shall be construed and enforced as if such provision had not been included.
      (q) Governing Law. This Plan shall be governed, administered, construed, and enforced according to the laws of the United States and the State of Wisconsin to the extent not preempted by the laws of the United States.
      (r) Waiver. A waiver by a party of any of the terms and conditions of this agreement in any instance shall not be deemed or construed to be a waiver of such term or condition for the future, or of any subsequent breach thereof, or of any other term or condition of this agreement.
      (s) Entire Agreement. This Plan constitutes the entire agreement between the parties respecting the subject matter hereof, and there are no representations, warranties, agreements, or commitments of the Company hereto except as set forth herein. This Plan may be amended only by an instrument in writing.
Section V. Amendment and Termination; Adjustments Upon Changes in Stock. The Board may at any time, and from time to time, amend, suspend, or terminate the Plan in whole or in part; provided, that such amendment shall be subject to shareholder approval to the extent required by applicable law or the rules of the Nasdaq National Market System or any other exchange or market on which any of the Company’s securities are traded. Except as provided herein, no amendment, suspension, or termination of the Plan may impair the rights of a Participant to whom an award has been granted without such Participant’s consent. If there shall be any change in the stock subject to the Plan or to any Option, Restricted Stock Award, Performance Share Award, Stock Appreciation Right, or other award granted under the Plan through merger, consolidation, reorganization, recapitalization, stock dividend, stock split, or other change in the corporate structure, appropriate adjustments may be made by the Board in the aggregate number and kind of shares and the price per share subject to outstanding Options, Restricted Stock Awards, Performance Share Awards, Stock Appreciation Rights, or other awards.
Section VI. Shares of Stock Available. The shares available for Options, Restricted Stock Awards, Performance Share Awards, Make Whole Payments, and Stock Appreciation Rights under this Plan shall not exceed 4,500,000 shares of the Company’s Common Stock (adjusted for stock dividends and splits). This amount will be reduced upon the exercise of an Option, by the number of shares exercised; by the number of shares which are released due to the lapse of restrictions in case of a Restricted Stock Award or Performance Share Award; by the number of Make Whole Payments made (in Common Stock) at the time restrictions lapse on the Restricted Stock Awards or Performance Share Awards; and with respect to Stock Appreciation Rights at the time such awards are paid. Any shares subject to an Option hereunder that for any reason expires, terminates, or is cancelled (other than because of the unexercised expiration of such Option); shares reacquired by the Company because the Participant’s employment with the Company terminates prior to the lapse of restrictions on Restricted Stock Awards; shares reacquired by the Company because the Company failed to attain a performance goal under a Performance Share Award; Make Whole Payments not paid because restrictions on accompanying Restricted Stock Awards or Performance Share Awards did not lapse; or Stock Appreciation Rights not paid because the value of Common Stock did not increase during the performance period will be available for further awards. Shares of Common Stock available for Options, Restricted Stock Awards, Performance Share Awards, or Stock Appreciation Rights may be authorized but unissued shares, treasury shares, or shares reacquired on the open market. No fractional shares shall be issued under the Plan. Cash may be paid in lieu of any fractional shares and settlement of awards under the Plan.
Section VII. Effective Date and Term of the Plan. Subject to shareholder approval, the effective date of the Plan is the date on which shareholder approval is obtained (the “Effective Date”). Awards under the Plan may be made for a period of ten years commencing on such date. The period during which an Option or other Award may be exercised may extend beyond that time as provided herein.
Section VIII. Disclaimer. Associated is not responsible for the failure of optionees to make timely exercises, nor will any exception to the Plan be granted because of such failure and inaction.
Adopted by the Administrative Committee of the Board of Directors: March 4, 2003
Adopted by the Board of Directors: March 4, 2003
Approved by Shareholders at the April 23, 2003, Annual Meeting
Adopted by the Administrative Committee of the Board of Directors: January 26, 2005
Adopted by the Board of Directors: January 26, 2005
Approved by Shareholders at the April      , 2005, Annual Meeting

APPENDIX C
Awards Granted Under the Associated Banc-Corp Amended and Restated Long-Term Incentive Stock Plan and the Associated Banc-Corp 2003 Long-Term Incentive Plan
Set forth in the table below are the number of Nonqualified Stock Options and Incentive Stock Options, where indicated, granted under the Associated Bank-Corp Amended and Restated Long-Term Incentive Stock Plan and the Associated Banc-Corp 2003 Long-Term Incentive Plan, the amendments of which are the subject of Proposal 3 and Proposal 4, respectively, to each of the Named Executive Officers, certain groups of participants, and director nominees (a) during the last completed fiscal year and (b) in 2005 that will become fully vested as of the date grant, subject to the approval of the proposed amendments to these plans at the Annual Meeting. Future awards under these plans are not determinable.

	Amended and Restated Long-Term
	Incentive Stock Plan			2003 Long-Term Incentive Plan

	Grants During Last		Grants in 2005 with	Grants During Last		Grants in 2005 with
Name and Position or Group	Completed Fiscal Year		Immediate Vesting	Completed Fiscal Year		Immediate Vesting

	(Number of Shares of Common Stock Underlying Options)
Paul S. Beideman, President and CEO	0		0	112,500	(1)	124,500 (2)
Gordon J. Weber, Director, Corporate Banking	0		0	45,000	(3)	35,000
Mark J. McMullen, Director, Wealth Management	0		0	37,500	(3)	40,000
Donald E. Peters, Director, Systems and Operations	0		0	37,500	(3)	39,000
Joseph B. Selner, Chief Financial Officer	0		0	37,500	(3)	50,000
All executive officers, as a group	30,000	(3)	0	442,499	(4)	454,750
All directors who are not executive officers, as a group	0		0	0		0
All employees, including all current officers who are not executive officers, as a group	764,250	(5)	890,800	418,430	(6)	454,750
Director Nominees:
Karen T. Beckwith	0		0	0		0
Ruth M. Crowley	0		0	0		0
William R Hutchinson	0		0	0		0
Richard T. Lommen	0		0	0		0
Jack C. Rusch	0		0	0		0
John C. Seramur	0		0	0		0

(1)	Includes 10,395 Incentive Stock Options.

(2)	Includes 51,000 Performance Shares.

(3)	Includes 3,465 Incentive Stock Options.

(4)	Includes 45,568 Incentive Stock Options.

(5)	Includes 530,760 Incentive Stock Options.

(6)	Includes 5,242 Incentive Stock Options.

1200 HANSEN RD.
GREEN BAY, WI 54304

VOTE BY INTERNET — www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY MAIL
Mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to Associated Banc-Corp, c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.

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Your comments and
questions are welcome

For your convenience, we are providing space on the reverse side of this proxy card for any questions or comments you may have that you wish to have addressed either personally or at the Annual Meeting. We always appreciate your input and interest in Associated. You may e-mail comments or concerns to shareholders@associatedbank.com.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	ABANC1	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

ASSOCIATED BANC-CORP

Vote on Directors

1.	Election of Directors

01) Ruth M. Crowley	04) John C. Seramur
02) William R. Hutchinson	05) Karen T. Beckwith
03) Richard T. Lommen	06) Jack C. Rusch

Vote on Proposals

		For	Against	Abstain
2.	To ratify the selection of KPMG LLP as independent auditors of Associated for the	O	O	O
year ending December 31, 2005.

3.	To approve the amendment of the Associated Banc-Corp Amended and Restated Long-Term	O	O	O
Incentive Stock Plan.

For All	Withhold All	For All Except	To withhold authority to vote, mark “For All Except” and write the nominee’s number on the line below.
O	O	O

		For	Against	Abstain
4.	To approve the amendment of the Associated Banc-Corp 2003 Long-Term Incentive Plan	O	O	O

5.	The shareholder proposal to eliminate the classified board of directors.	O	O	O

Such other matters as may properly come before the meeting and all adjournments thereof.

Receipt of Notice of said meeting and of the Proxy Statement and Annual Report of Associated is hereby acknowledged. Please sign exactly as name appears hereon and date. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

For questions and/or comments, please check this box and write them on the back where indicated	O

	Yes	No
HOUSEHOLDING ELECTION - Please indicate if you consent to receive certain future investor communications in a single package per household	O	O

SPECIAL ACTION

	Yes	No
Please indicate if you plan to attend the Economic/Investment Seminar	O	O

Please indicate if you plan to attend the Shareholders Meeting	O	O

Signature [PLEASE SIGN WITHIN BOX] Date	Signature (Joint Owners) Date

2005 Annual Meeting of Shareholders

You are cordially invited to attend the Annual Meeting of Shareholders of Associated Banc-Corp to be held at Lambeau Field, Legends Room – Associated Club Level, 1265 Lombardi Avenue, Green Bay, Wisconsin, at 11:00 a.m. on Wednesday, April 27, 2005.

Beginning at 10:00 a.m., we will again present an economic/investment update. Associated’s Wealth Management professionals will provide an update on the equity market and interest rate environment as they affect us as investors. If you plan to attend the Annual Meeting and/or the economic/investment update, please mark the appropriate box(es) on the proxy card. A continental breakfast is planned for 9:00 a.m.

Whether or not you plan to attend the annual meeting of shareholders, it is important that all shares be represented. Please vote and sign the proxy card printed on the reverse. Tear at the perforation and mail the proxy card in the enclosed postage-paid envelope at your earliest convenience or vote via the Internet.

We look forward to seeing you on April 27.

THANK YOU FOR VOTING. ALL VOTES ARE IMPORTANT!

Do not return this Proxy Card if you are voting via the Internet.

ASSOCIATED BANC-CORP
1200 Hansen Road, Green Bay, WI 54304
This Revocable Proxy Is Solicited On Behalf Of
The Board Of Directors Of Associated Banc-Corp
For The Annual Meeting Of Shareholders To Be Held On April 27, 2005

      The undersigned hereby appoints Harry B. Conlon, Ronald R. Harder, and J. Douglas Quick, and each of them, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side, all the shares of Common Stock of Associated Banc-Corp (“Associated”) held of record by the undersigned on February 25, 2005, at the Annual Meeting of Shareholders to be held on April 27, 2005, or any adjournment thereof on the matters and in the manner indicated on the reverse side of this proxy card and described in the Proxy Statement of Associated. This proxy revokes all prior proxies given by the undersigned. If no direction is made, this proxy will be voted FOR Proposals 1, 2, 3 and 4 and AGAINST Proposal 5. If other matters come before the meeting, this proxy will be voted in accordance with the best judgment of the proxies appointed.

      The Board of Directors recommends a vote FOR the election of Directors, FOR Proposals 2, 3 and 4, and AGAINST Proposal 5.

Questions/Comments

(If you noted any questions/comments above, please mark corresponding box on other side.)

ALL VOTES ARE IMPORTANT! PLEASE MARK, SIGN, AND DATE THIS PROXY ON THE REVERSE SIDE AND RETURN IT PROMPTLY IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE OR VOTE VIA THE INTERNET.